UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

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Carrier Global Corporation
(Name of the Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INNOVATIVE SOLUTIONS. SUSTAINABLE OUTCOMES.

A greener planet demands innovative solutions.
Carrier plays a vital role in helping address climate change with digitally enabled lifecycle solutions and services that meet the needs of our customers and drive sustainability. We optimize indoor spaces for occupant health and safety while improving energy efficiency. We strengthen and connect the cold chain to preserve, protect and extend the supply of food and medicine worldwide while accelerating the shift to electrification. At Carrier, our inclusive and diverse team works to make a positive difference for people and the planet – and together, we inspire confidence in sustainable outcomes.

The Carrier Way
The Carrier Way is the foundation of everything we do. It defines our vision, reaffirms our values, describes the behaviors that create a winning culture, and establishes how we work and win together.

VISION Our aspiration; why we come to work every day. Creating solutions that matter for people and our planet.

VALUES Our absolutes; always do the right thing. Respect Integrity Inclusion Innovation Excellence

CULTURE Our behaviors; how we work and win together, while never compromising our values.

Passion for Customers We win when our customers win.	Achieve Results We perform, with integrity.

Play to Win We strive to be #1 in everything we do.	Dare to Disrupt We innovate and pursue sustainable solutions.

Choose Speed We focus and move with a bias for action.	Build Best Teams We develop diverse teams, and empower to move faster.

Code of Ethics and Corporate Policy Manual
Our Code of Ethics focuses on the core values that serve as the foundation of our culture: respect, integrity, inclusion, innovation and excellence. It builds on the effort we have made to better understand our culture and the values that guide how we operate and achieve our goals the right way. Employees are required to annually review and acknowledge their adherence to our Code of Ethics. We encourage you to visit the Corporate Responsibility section of our website (www.corporate.carrier.com), where you can access Carrier’s Code of Ethics, excerpts from our Corporate Policy Manual and other Environmental, Social and Governance ("ESG") framework documents.

MESSAGE FROM OUR LEAD INDEPENDENT DIRECTOR

Dear Fellow Shareowners,
2022 was a very active and transformative year for the Carrier Board of Directors. We completed a succession plan in the Lead Independent Director role, added a new board committee and a new director, refreshed committee assignments and leadership, and enhanced the Board’s oversight of ESG matters.
We established the Technology & Innovation Committee, chaired by Michael M. McNamara, to augment and oversee Carrier’s transformation from an equipment manufacturer to a provider of digitally enabled lifecycle solutions. As part of our normal board succession planning process, we realigned committee assignments, and elected Michael A. Todman as chair of our Compensation Committee and Virginia M. Wilson as chair of our Governance Committee. I was designated by my peers as the Board’s Lead Independent Director, succeeding Dr. Jean-Pierre Garnier who, as Carrier's first Lead Independent Director, was instrumental in ensuring the company's successful spinoff from United Technologies in 2020. We are grateful for J.P.'s leadership and pleased that he will continue to provide his wise counsel as a member of our Board.
We appointed Susan N. Story, former President and Chief Executive Officer of American Water, as an independent director. Susan’s extensive senior leadership experience and deep knowledge of the energy industry and sustainability matters make her an outstanding addition to the Board as Carrier continues to drive its growth strategy and ESG initiatives. I am proud to serve on a board that includes such a wealth of talent, experience and diverse perspectives.
Finally, as you will see in this Proxy Statement, we enhanced the Board's collective oversight of ESG. We elevated primary responsibility to the full Board for Carrier’s ESG program, goals and objectives, including climate-related matters, and delegated certain elements to our committees to leverage their respective areas of expertise. This approach reflects our belief that sustainability and Carrier’s growth strategy are inseparable, and underscores our commitment to our stakeholders and the stewardship of our planet.
Change is a constant, but our priority remains the same: to drive sustainable, long-term value creation. As the actions of the past year demonstrate, we will continue to evaluate ourselves and engage with you, our shareowners, to ensure that the Board remains effective in guiding Carrier toward this objective.
We greatly value your investment in Carrier and hope that you are as enthusiastic as we are about our future.
Sincerely,
John J. Greisch
Lead Independent Director

"Change is a constant, but our priority remains the same: to drive sustainable, long-term value creation. As the actions of the past year demonstrate, we will continue to evaluate ourselves and engage with you, our shareowners, to ensure that the Board remains effective in guiding Carrier toward this objective."

2023 Proxy Statement	i

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareowners to be held on April 20, 2023. This Notice of the 2023 Annual Meeting of Shareowners and Proxy Statement as well as Carrier’s 2022 Annual Report are available free of charge at www.proxyvote.com or at www.corporate.carrier.com. References in either document to our website are for the convenience of readers, and information available at or through our corporate website is not a part of nor is it incorporated by reference in the Proxy Statement or Annual Report.
The Board of Directors of Carrier Global Corporation (the "Board") is soliciting proxies to be voted at our 2023 Annual Meeting of Shareowners on April 20, 2023, and at any postponed or reconvened meeting. We expect that the Proxy materials or a notice of internet availability will be mailed and made available to shareowners beginning on or about March 7, 2023. At the meeting, votes will be taken on the matters listed in the Notice of 2023 Annual Meeting of Shareowners.

ii	Carrier Global Corporation

March 7, 2023
NOTICE OF 2023 ANNUAL MEETING OF SHAREOWNERS

Meeting Information	DATE AND TIME April 20, 2023 8 a.m. Eastern time	LOCATION Virtual Meeting www.virtualshareholdermeeting.com/CARR2023

Agenda			BOARD RECOMMENDATION	READ MORE
	1	Election of the Nine Director Nominees Named in the Proxy Statement
			FOR each Director Nominee	► Page 11

	2	Advisory Vote to Approve Named Executive Officer Compensation
			FOR	► Page 31

	3	Ratify Appointment of PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2023
			FOR	► Page 59

	4	Vote on the Shareowner Proposal set forth in the Proxy Statement, if properly presented
			AGAINST	► Page 61

Four voting methods are available to you.	BY THE INTERNET Visit the website on your proxy card.	BY MAIL Sign, date and return your proxy card in the enclosed envelope.

Please review your Proxy Statement and vote in one of the ways described here.	BY TELEPHONE Call the telephone number on your proxy card.	ONLINE DURING THE MEETING Vote online during the meeting by going to: www.virtualshareholdermeeting.com/CARR2023.

Your vote is important. Please submit your proxy or voting instructions as soon as possible.
WHO MAY VOTE
You are entitled to receive this Notice and to vote at the Annual Meeting if you owned shares of Carrier common stock at the close of business on February 28, 2023 (the record date for this Annual Meeting).
VIRTUAL MEETING FORMAT
The 2023 Annual Meeting of Shareowners will be conducted in a virtual format to facilitate attendance and to provide a consistent experience to all shareowners, regardless of location. The format is designed to ensure a level of participation commensurate with an in-person meeting and allows shareowners to:
▪vote and submit questions in advance of the Annual Meeting; and
▪access a live webcast, vote and submit questions during the Annual Meeting on April 20, 2023.
Please see "Frequently Asked Questions About the Annual Meeting" on page 64 for more information about participating in the virtual meeting.
By Order of the Board of Directors.
Mark G. Thompson
Vice President, Secretary & Deputy Legal Officer

2023 Proxy Statement	1

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
PROXY SUMMARY
This summary highlights selected information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Voting Matters
We request that you vote on the following proposals at the 2023 Annual Meeting:

Proposal		Board Recommendation	Page
Proposal 1	Election of the Nine Director Nominees Named in the Proxy Statement	Vote FOR each director nominee	11
Proposal 2	Advisory Vote to Approve Named Executive Officer Compensation	Vote FOR	31
Proposal 3	Ratify Appointment of PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2023	Vote FOR	59
Proposal 4	Shareowner Proposal – Independent Board Chairman	Vote AGAINST	61
Director Nominees and Governance

Election of Directors
What are you voting on? At the 2023 Annual Meeting, nine director nominees are to be elected to hold office until the 2024 Annual Meeting and until their successors have been elected and qualified.
All nominees are current directors of Carrier and were elected by shareowners at the 2022 Annual Meeting, except for Susan N. Story who joined the Board in January 2023.
Our Board recommends a vote FOR each nominee

2	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

Board Nominees
Sound Corporate Governance
▪Regular reviews of strategic direction and priorities
▪Regular reviews of significant risks; active oversight of Enterprise Risk Management ("ERM") program
▪Annual review of Board policies and governance practices and of committee charters
▪Annual Board, committee and director evaluations; regular refreshment actions
▪89% of director nominees are independent
▪All Board committee members are independent directors
▪Robust Lead Independent Director role with explicit responsibilities
▪Regular meetings of independent directors without management led by Lead Independent Director
▪Annual election of all directors
▪Majority voting for directors in uncontested elections
▪Rigorous share ownership requirements for directors and senior management
▪Directors required to hold company-granted equity until retirement
▪Hedging, short sales and pledging of Carrier securities prohibited
▪Eligible shareowners can make proposals and nominate directors through proxy access
▪Shareowners may act by written consent
▪15% of shareowners may call special meetings
▪No supermajority shareowner voting requirements
▪100% attendance at Board meetings in 2022
▪100% attendance at committee meetings in 2022

TENURE 2.5 years average tenure		AGE 65 average age
7 members on Board since separation from UTC	2 new Board members in last 2 years	2 < 60 years	2 60-65 years	5 > 65 years

DIVERSITY
4 of 9 (44%) Board nominees are diverse
2 of 5 (40%) Board leadership positions are held by diverse members
Our policy is to build a board representing a broad range of personal characteristics and diversity of perspectives
INDEPENDENCE All independent except for the CEO All director nominees except for our CEO are independent and meet the heightened independence standards for our Audit Committee and Compensation Committee
3 Female (33%)	1 Racially Diverse (11%)	8 Independent (89%)	1 Not Independent (11%)
Susan N. Story Virginia M. Wilson Beth A. Wozniak	Michael A. Todman

Skills, Experience and Diversity
Our director nominees' most significant skills, experience and attributes are highlighted in the following matrix. The matrix is intended as a high-level summary and not an exhaustive list of each director's skills or contributions to the Board. Board committees reflect committee memberships as of the date of this Proxy Statement.

KEY SKILLS, EXPERIENCES AND ATTRIBUTES
BOARD COMMITTEES
NAME				A	C	G	T
Jean-Pierre Garnier
David L. Gitlin
John J. Greisch
Charles M. Holley, Jr.
Michael M. McNamara
Susan N. Story
Michael A. Todman
Virginia M. Wilson
Beth A. Wozniak

ATTENDANCE	QUALIFICATIONS AND ATTRIBUTES		COMMITTEES
All director nominees attended 100% of the meetings of the Board and committees on which they served in 2022.	Financial	Knowledge of Company/Industry	A	Audit Committee		Member
	Human Capital Management	Marketing/Sales	C	Compensation Committee		Chair
	Innovation, Digital and Technology	Risk Management/Oversight	G	Governance Committee
	International Business Operations	Senior Leadership	T	Technology & Innovation Committee
Diversity

2023 Proxy Statement	3

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Executive Compensation and Performance

Advisory Vote to Approve Named Executive Officer (NEO) Compensation
What are you voting on?
We are asking our shareowners to approve, on an advisory basis, the compensation paid to Carrier's named executive officers disclosed in this Proxy Statement. We hold say-on-pay votes annually.
The Board believes that our compensation policies and practices are effective in achieving the goals of the compensation program, and that our actions have been responsive to shareowner feedback related to last year’s say-on-pay vote.
Our Board recommends a vote FOR the say-on-pay proposal

The overall objective of the compensation program is to encourage and reward the creation of sustainable, long-term shareowner value. The current elements of the executive compensation program directly align the interests of the executives and shareowners, are competitive, motivate achievement of short- and long-term financial goals and strategic objectives, and align realized pay with performance.
Executive Compensation Program Principal Components

ELEMENT	FORM OF AWARD
PERIOD
BASE SALARY
	Cash	One year

ANNUAL BONUS			At-Risk Pay	Performance- Based Pay
	Cash	One year

LONG-TERM INCENTIVES (LTI)	Stock Appreciation Rights (SARs) 50%	Vest after three years
	Performance Share Units (PSUs) 50%	Vest after three years

CEO 2022	Other NEOs 2022

1For the calculations above, total target direct compensation for 2022 includes annual base salary, the target value of annual bonus compensation and the target value of annual LTI awards, but does not include the target value of other special, one-time grants (e.g., sign-on equity awards).

4	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
2022 Performance and Business Highlights

	GAAP	Adjusted*

▪In January 2022, the company sold its Chubb fire & security business ("Chubb"), which represented over $2 billion in 2021 revenues.
▪Strong price/cost management and productivity drove higher operating profits in 2022 despite lower net sales primarily as a result of the Chubb sale.
▪Net sales decreased 1% year-over-year, with organic sales growth of 8%.
▪Operating margin increased 930 basis points, and adjusted operating margin was up 50 basis points.
▪Diluted earnings per share ("EPS") increased 119%, and adjusted EPS was up 3% despite the sale of Chubb and lower net sales.
▪Cash from operating activities and free cash flow in 2022 include tax payments associated with the gain on the Chubb sale as well as generally higher inventory levels related to supply chain challenges.
▪2022 capital deployment included a net decrease of about $750 million in our long-term debt, over $500 million in acquisitions, over $500 million in dividend payments and almost $1.4 billion in share repurchases.

Net sales (dollars in billions)

Operating profit (dollars in billions)

Operating margin (percent)

Earnings per share (dollars per share)

Net cash flows from operating activities/ Free cash flow (dollars in billions)

*See Appendix A beginning on page 72 for information regarding non-GAAP measures and a reconciliation of each non-GAAP measure to the most comparable GAAP measure.

Independent Auditor

Ratify Appointment of Independent Auditor for 2023
What are you voting on?
We are asking our shareowners to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as Carrier's independent registered public accounting firm for the fiscal year ending December 31, 2023.
The Audit Committee and the Board believe that the continued retention of PwC as our independent auditor is in the best interest of the company and our shareowners.
Our Board recommends a vote FOR the ratification of the appointment of PwC to serve as the company’s independent auditor for 2023

2023 Proxy Statement	5

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
OUR COMPANY
About Carrier
Carrier is the leading global provider of healthy, safe, sustainable and intelligent building and cold chain solutions, with a diverse and world-class workforce. Through our performance-driven culture, we are driving long-term shareowner value by growing earnings and investing strategically to strengthen our position in the markets we serve.
Our Business Segments

HVAC
Carrier’s HVAC segment provides solutions globally to meet the heating, ventilating and cooling needs of residential and commercial customers, while enhancing building performance, energy efficiency and sustainability. Through an industry-leading family of brands, we offer an innovative and complete portfolio of products and solutions, including digital offerings, building automation and services that optimize indoor environments to enhance human health, safety and productivity.

Refrigeration
Carrier’s Refrigeration segment provides a more healthy, safe, sustainable and intelligent cold chain through the reliable transport and preservation of food, medicine and other perishable goods. Our refrigeration and monitoring products, services and digital solutions strengthen the connected cold chain and are designed for trucks, trailers, shipping containers, intermodal applications, food retail and warehouse cooling.

Fire & Security
Carrier’s Fire & Security segment provides a wide range of residential, commercial and industrial technologies designed to help save lives and protect people and property. Our globally recognized brands provide comprehensive lifecycle solutions, web-based and mobile applications, and cloud-based services. Through integrated digital solutions, services and technologies, we enable healthy, safe, sustainable and intelligent buildings and homes.

Innovation Spotlight

Abound is a suite of connected solutions and a cloud-based digital platform that uses advanced technologies to enable real-time, intelligent, outcome-based results that make buildings more efficient and responsive, and provide occupants with confidence in the health and safety of their indoor environments.

Developed in collaboration with Amazon Web Services, Carrier’s Lynx platform allows customers to leverage data to improve the effectiveness and sustainability of their supply chains. By enhancing visibility, resiliency, agility and efficiency in the cold chain, the cloud-connected Lynx digital platform helps reduce loss and supports real-time decisions, ensuring foods and vital medications safely reach people around the world who need them.

6	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Secular Trends Driving Growth

Carrier lives at the intersection of secular drivers, including health and wellness, sustainability, digitalization and a growing middle class.
As cities grow, competing demands for natural resources strain infrastructure and food supply. Energy demand for space cooling has more than tripled since 1990, making it the fastest-growing energy end use in buildings.
Around the world, food is wasted on an alarming scale, and one in nine people go to bed hungry every night. If food waste were a country, it would be the third-largest emitter of greenhouse gases, representing 10% of global annual climate emissions.
At Carrier, we have the unique ability to help address global climate change with more sustainable solutions. Few companies are positioned as well to make such a positive impact. From enabling the clean energy transition to fostering the move toward lower global warming potential refrigerants, addressing climate change is a key tenet of our growth strategy.

Our Programs
At Carrier, we deliver healthy, safe, sustainable and intelligent outcomes for people around the world. We do this through our Healthy Buildings, Healthy Homes and Connected Cold Chain programs, bringing together expertise from across our company and solutions from our industry-leading brands to solve global challenges and inspire confidence.

We are shaping a healthier future through our Healthy Buildings Program. With solutions and services that help optimize indoor environments for health, safety and security, we positively impact occupant experiences in places where they live, work, learn and play, while helping to enhance sustainability and improve operational efficiency.

Carrier’s Healthy Homes Program includes a suite of targeted solutions that can help improve the overall health and safety of homes and the people inside. Our businesses continue to introduce innovations that give people greater awareness and control of their home's health.

We are making the cold chain more healthy, safe, sustainable and intelligent through our Connected Cold Chain Program. Our solutions help preserve, protect and extend the supply of food, medicine and other perishables across the globe.

2023 Proxy Statement	7

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Carrier 2030 Environmental, Social & Governance (ESG) Goals
Our 2030 ESG goals underscore Carrier's commitment to the things that matter and to continuously challenge ourselves to think bigger and to be better. Expanding on three decades of environmental targets, our goals include measures to improve our planet, our people and our communities through sustainable solutions, investments and practices. We strive to be a catalyst for positive and sustainable change as we innovate, empower our people and operate with integrity. That is The Carrier Way.
In addition, Carrier recently committed to setting near- and long-term greenhouse gas emission reduction goals in line with the Science Based Targets initiative to limit global warming to 1.5°C. According to this initiative, we also are targeting net-zero greenhouse gas emissions across our value chain by 2050.

Our Planet
Climate change is among the most significant issues facing humanity. HVAC contributes an estimated 15% of the world’s greenhouse gas emissions. More than one-third of all food produced is wasted every year, resulting in an estimated 4.4 gigatons of greenhouse gas emissions. We recognize the potential for smart, sustainable innovation, and are committed to setting science-based emissions targets aligned with the goals of the Paris Agreement.

▪Reduce our customers’ carbon footprint by more than 1 gigaton
▪Invest over $2 billion to develop healthy, safe, sustainable and intelligent building and cold chain solutions that incorporate sustainable design principles and reduce lifecycle impacts
▪Achieve carbon neutral operations
▪Reduce energy intensity by 10% across our operations
▪Achieve water neutrality in our operations, prioritizing water-scarce locations
▪Deliver zero waste to landfill from manufacturing locations
▪Establish a responsible supply chain program and assess key factory suppliers against program criteria

Our People
Our greatest strength is the diversity of our employees and their ideas. We are a company of innovators and problem-solvers who are united by The Carrier Way – our purpose, values and culture.

▪Exceed benchmark employee engagement
▪Achieve gender parity in senior leadership roles
▪Achieve a diverse workforce that represents the communities in which we live and work
▪Foster the growth of Employee Resource Groups ("ERGs") to drive social impact
▪Maintain world-class safety metrics

Our Communities
Decades of leadership in sustainability have guided Carrier to the forefront of healthy buildings, healthy homes and a more connected cold chain. Throughout our global operations, we are reducing our environmental footprint and making investments that have a positive impact on society.

▪Positively impact communities by enabling access to safe and healthy indoor environments, alleviating hunger and food waste, and volunteering our time and talent
▪Invest in science, technology, engineering and math education programs that promote diversity and inclusion
▪Promote sustainability through education, partnerships and climate resiliency programs

Learn about our progress corporate.carrier.com/esg-report

8	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Sustainability
Carrier develops innovative products and digitally enabled services that help customers reduce greenhouse gas emissions and achieve their sustainability goals. We also incorporate sustainable practices throughout our global operations to reduce our environmental footprint.
Sustainable Solutions
Carrier is aiming to reduce our customers’ carbon footprint by more than 1 gigaton by 2030 in part through a tailored approach for specifying and commissioning equipment, and providing assessment services based on each customer’s sustainability, operational and budgetary goals. We offer building and cold chain customers within the product lifecycle and capital planning process both expertise and solutions to design, enable and deliver improved sustainability.
Sustainable Investments
Carrier Ventures focuses on investments that accelerate the development of sustainable innovations and disruptive technologies for building and cold chain solutions. A catalyst for disruption, the group forms strategic partnerships with high-growth companies as they develop technologies to innovate and commercialize the next generation of differentiated net-zero solutions.

Sustainable Innovations	We focus on growth areas of electrification, energy management, and residential and light commercial HVAC technologies.

Strategic Collaboration	We value strategic partnerships that enhance our research and development expertise and our channel to market or that become a part of our product offerings.

Disruptive Technologies	We prioritize software and analytics, and telematics.

Commitment to Excellence	We seek out companies that share our core values of respect, integrity, inclusion, innovation and excellence.

Sustainable Practices
Carrier committed to achieving carbon neutrality in our operations by 2030. We have implemented initiatives across Carrier facilities to reduce our absolute greenhouse gas emissions by expanding the use of high-efficiency equipment, refrigerants with lower global warming potential, electric technologies and renewable energy.
We also achieved zero waste to landfill certification at three additional manufacturing sites by transitioning to more sustainable methods of waste management.

2023 Proxy Statement	9

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Inclusion & Diversity

We continue to advance our inclusion and diversity ("I&D") strategy. Carrier remains steadfast in our goal to create a workplace that is truly and genuinely inclusive, and where all employees feel like they _belong, which is our I&D philosophy and brand. Our strategy consists of four key tenets: Reduce the Gap, Develop & Sponsor, Drive Inclusion and Lean Forward.

Reducing the Gap

Global executive diversity*	Global women executives**	U.S. People of Color executives	U.S. People of Color professionals

27% in 2015 49% in 2022	20% in 2015 30% in 2022	13% in 2015 31% in 2022	18% in 2015 26% in 2022

*    Global women and U.S. People of Color.
** Does not include Toshiba Carrier Corporation ("TCC").
We also sponsor multiple ERGs, such as the Carrier Black Alliance, Carrier Hispanics & Latinos Employee Engagement Resource group, Military & Veterans, Pride, United Carrier Asian Network and Women Empowerment. These ERGs lead grassroots efforts to drive a culture of inclusion and celebrate the diversity of our global workforce.
To strengthen our diverse talent pipeline, we participate in recruiting events with the National Society of Black Engineers, where we serve on the Board of Corporate Affiliates, and with the Society of Hispanic Professional Engineers and the Society of Women Engineers. Additionally, we offer scholarship programs at historically Black colleges and universities, including Spelman College and North Carolina Agricultural and Technical State University.
Carrier Employee Scholar Program
Carrier is committed to the continued development and engagement of our people. We promote continuous learning through our Employee Scholar Program, which covers the cost of an employee’s tuition, academic fees and books at approved universities.

~$170M invested since inception in 1996	50+ countries with employee participation since inception	8,600+ degrees earned since inception	400+ current participants

Corporate Responsibility
Carrier makes a positive impact on communities through philanthropic giving, volunteerism and partnerships. We encourage you to visit the Corporate Responsibility section of our website (www.corporate.carrier.com) to learn more.
We teamed up with other leading companies and the United Nations World Food Programme to build a world-class cold chain Transport Training Centre in Ghana. In addition, our Kidde business created the Cause For Alarm fire education and safety initiative to support communities that are at higher risk of death or injury in residential fires. We also supported Habitat for Humanity organizations through volunteer efforts, financial support and product donations from our Healthy Homes suite of indoor air quality and fire safety solutions.

10	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

PROPOSAL 1
Election of Directors
WHAT ARE YOU VOTING ON?
The Board presents nine nominees for election as directors at the 2023 Annual Meeting. Each director nominee has consented to being named as a nominee in the Proxy materials and to serve if elected. Each director elected at the Annual Meeting will serve until the 2024 Annual Meeting or until a successor is duly qualified and elected.
Our director nominees hold or have held senior positions as leaders of various large and complex global businesses. Our nominees are or have been chief executive officers, chief financial officers, chief accounting officers and members of senior management. Through these roles, our nominees have developed expertise in finance, human capital management, innovation, digital and technology, international business operations, risk management, sustainability and strategic planning. With this blend of skills and experience, our directors bring a seasoned and practical understanding of governance, public policy, compensation and sustainable practices to the Board’s deliberations.
Detailed biographical information for each director nominee follows. We have included career highlights, other directorships and other leadership and service experience. Our Board considered all of the aforementioned attributes as well as the results of our annual self-evaluation process when deciding to renominate each of the nominees.

BOARD RECOMMENDATION: Vote FOR each director nominee

Criteria for Board Membership
The Board reviews the appropriate attributes, skills, and experience required of directors and the Board as a whole through its annual self-evaluation process described below, and the recommendations of the Governance Committee. These criteria, which are set forth in Carrier's Corporate Governance Principles, are designed to reflect Carrier’s evolving business requirements and to promote the long-term interests of Carrier, its shareowners and other stakeholders.

The Board recognizes that the long-term interests of Carrier and its shareowners are also advanced by responsibly addressing the concerns of other stakeholders, including Carrier employees, customers, suppliers, and communities, and stewardship of our planet.
Key Attributes
The Board believes that the following attributes are essential for all Carrier directors:

▪Objectivity and independence ▪Sound judgment ▪High integrity ▪Effective collaboration
▪Loyalty to the interests of Carrier and its shareowners
▪Ability and willingness to devote the time necessary to fulfill a director’s duties
▪Ability to contribute to the diversity of perspectives in the Board’s deliberations

2023 Proxy Statement	11

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Director Independence
Under Carrier's Corporate Governance Principles, a substantial majority of our directors must be independent; meaning that the director does not have a direct or indirect material relationship with Carrier other than as a director. The Governance Committee assesses director independence pursuant to the New York Stock Exchange ("NYSE") listing standards, applicable law and Carrier's Director Independence Policy (the “Policy”), which is available on the Corporate Responsibility section of our website.
Before joining the Board, and annually thereafter, each director completes a questionnaire seeking information about relationships and transactions that may require disclosure or affect their director responsibilities, that may affect the independence determination, or that may affect the heightened independence standards that apply to members of the Audit Committee and Compensation Committee. The Governance Committee’s assessment considers all known relevant facts and circumstances about any relationships bearing on the independence of a director or nominee. The assessment also considers sales and purchases of products and services between Carrier, including its subsidiaries, and other companies or charitable organizations where a director and a nominee (and immediate family members) may have relationships that are pertinent to the independence determination.
Based on this assessment, the Board has determined that each of the nominees for election at the 2023 Annual Meeting, other than Mr. Gitlin who is currently an employee of Carrier, is independent under NYSE listing standards and the Policy because none of the nominees, other than Mr. Gitlin, has a business, financial, family or other relationship with Carrier that is considered material.
Additionally, the Board has determined that each member of the Audit Committee meets the independence requirements for audit committee membership under the NYSE listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Also, each member of the Compensation Committee and Governance Committee meets the independence and other requirements for compensation committee and governance committee membership as set forth in the NYSE listing standards, the company's Corporate Governance Principles and the rules of the Securities and Exchange Commission (“SEC”) applicable to boards of directors in general and compensation committees and governance committees in particular.
Additional Factors
In addition to the above attributes, in evaluating the suitability of a candidate the Board also considers other factors, including:

▪General understanding of global business, finance, risk management, technology and other disciplines, and policy matters relevant to the success of a large publicly traded company
▪Understanding of Carrier’s business and industry
▪Senior leadership experience
▪Educational and professional background ▪Personal accomplishments ▪Diversity with respect to a broad range of personal characteristics

The Board’s consideration of its diversity with respect to a broad range of a candidate’s personal characteristics demonstrates our commitment to inclusiveness and our conviction that our greatest strength is the diversity of our people.
The Board believes that our current directors possess and demonstrate these attributes and diverse perspectives, and bring a strong blend of skills and experience to our deliberations.

12	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Key Skills and Experience
In addition to the attributes expected of each director, the Board, through its self-evaluation process and in consultation with the Governance Committee, has identified additional skills and experience that are essential to the oversight and implementation of Carrier’s business and strategy requirements.

Financial
Senior leadership of a financial function and/or management of a large business, resulting in a proficiency with complex financial management, financial reporting, capital allocation, capital markets, and mergers and acquisitions – reflecting, among other things, the paramount importance we place on accurate financial reporting and robust financial controls and compliance.

Human Capital Management	We believe that our employees are our most important asset and that, in turn, our success and growth depend in large part on our ability to attract, retain and develop a diverse population of talented and high-performing employees at all levels of the company. This is why we value directors with experience in effectively recruiting, engaging, developing and retaining a talented workforce.

Innovation, Digital and Technology
Experience with or oversight of innovation (including developing and adopting new technologies), digital solutions, engineering, information systems and cybersecurity – skill sets that are vital to overseeing Carrier's transformation from an equipment manufacturer to a provider of digitally enabled lifecycle solutions.

International Business Operations	Carrier has operations around the world, and a significant portion of our sales derive from outside the United States. Directors with international business experience impart valued business, political and cultural perspectives in the Board’s deliberations.

Knowledge of Company/Industry	Knowledge or experience with Carrier’s businesses and/or products and services, whether acquired through service as a senior leader or board member of a relevant business, afford a deeper understanding of Carrier's strategic, operating, regulatory and competitive environment.

Marketing/Sales	This experience is beneficial as we focus on forming and strengthening customer relationships to provide our digitally enabled lifecycle solutions that create recurring sales opportunities.

Risk Management/ Oversight	This experience is critical to the Board’s role in overseeing and understanding major risk exposures, including significant compliance, cybersecurity, financial, human capital, operational, political, regulatory, reputational and strategic risks.

Senior Leadership	Extensive leadership experience with a significant enterprise provides a practical understanding of Carrier's organization, processes and strategic planning, and the challenges associated with developing talent and driving change and long-term growth.

The matrix on page 3 displays the most significant skills, experience and attributes of each director. The Governance Committee regularly reviews the composition of the Board to ensure that it maintains a balance of skills, experience and diversity of perspectives, and to assess whether there are gaps in light of current and anticipated strategic plans and business requirements.

2023 Proxy Statement	13

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
The Board’s Self-Evaluation Process

The Board believes that robust and constructive self-evaluation is an essential element of good corporate governance, Board effectiveness and continuous improvement. To this end, each year the Board evaluates its own performance and that of the standing committees and individual directors.
The self-evaluation informs the Board’s consideration of the following:
▪Board leadership and structure
▪Membership criteria
▪Refreshment objectives, including committee assignments and succession planning
▪Opportunities to increase the Board’s overall effectiveness, including the addition of new skills and experience and diverse perspectives
Dr. Jean-Pierre Garnier, our prior Lead Independent Director, guided the 2022 evaluation process in consultation with the Governance Committee and the Board. He then conferred with the directors individually to allow for their candid assessments of peer contributions and performance as well as Board and committee effectiveness. Afterwards, Dr. Garnier provided a summary of his conversations to the Board, which included feedback regarding the following topics:
The Governance Committee and Lead Independent Director design the annual self-evaluation process. Our Lead Independent Director leads the annual self-evaluation.

▪The size and effectiveness of the Board and its committees
▪Board and committee leadership and committee assignments
▪The diversity, skills and experience of individual directors and the Board as a whole
▪The Board's review of strategy and risk, including potential areas of disruption ▪The effectiveness of management's relationship with the Board ▪Succession planning for CEO/senior executive leadership

Board Refreshment and Nomination Process
The Board’s annual evaluation of its effectiveness encompasses the following questions, actions and outcomes, and plays an integral role in the refreshment and nomination process.

Does the Board have the most effective leadership and committee structure?
Does the Board have the right membership criteria?
Do the directors reflect the most effective mix of attributes, skills and experience and diversity of perspectives?
}	Based on these considerations, the Board adjusts as necessary its structure, membership criteria, composition, recruitment and nominations to continually enhance its effectiveness	}
2022-2023 Outcomes
▪Designated new Lead Independent Director
▪Appointed new chairs of Governance Committee and Compensation Committee
▪Established Technology & Innovation Committee
▪Refreshed committee membership assignments
▪Appointed Susan N. Story a director, who brings expertise in finance, operations, cybersecurity, sustainability and strategy
▪Increased the size of the Board and broadened the skills, experience and diversity of its leadership and members
▪Nominated nine candidates for election at the 2023 Annual Meeting

The Board’s self-evaluation process is expected to contribute to the consideration of each incumbent as part of the refreshment and nomination process. The Governance Committee and Board also consider candidates recommended by the directors, management and shareowners who satisfy the criteria the Board seeks in its directors. A shareowner may recommend a director candidate by writing to Carrier’s Corporate Secretary (see "How Do I Contact the Corporate Secretary's Office" on page 69 for contact information). The Governance Committee or Board also may engage search firms to assist in identifying and evaluating candidates and to ensure that the Board is considering a larger and more diverse pool of candidates.

14	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
The Board believes that new ideas and perspectives are critical to a forward-looking board, as are the valuable experiences and deep understanding of Carrier’s business that a longer serving director offers. Our Corporate Governance Principles and Bylaws do not impose term limits on directors because the Board believes that a director who serves for an extended period will be uniquely positioned to provide insight and perspective regarding Carrier’s operations and strategic direction. Our Corporate Governance Principles do require that directors retire at the Annual Meeting after reaching age 75, unless the Board makes an exception to the policy in special circumstances. Upon the recommendation of the Governance Committee, the Board approved this exception for Dr. Garnier and nominated him for election at the 2023 Annual Meeting due to his deep and unique understanding of Carrier's business, industry and growth strategy gained during his tenure as a director of United Technologies Corporation ("UTC"), renamed Raytheon Technologies Corporation ("Raytheon" or "RTX"), and Carrier, his extensive experience overseeing international operations and the unique perspectives that his prior service as Carrier's first Lead Independent Director bring to our Board.
Nominees for the 2023 Annual Meeting
The Board, upon the recommendation of the Governance Committee, has nominated for election to the Board the nine individuals presented in this Proxy Statement. All are current directors of Carrier and were elected by the shareowners at the 2022 Annual Meeting, except for Susan N. Story who joined the Board in January 2023.
Ms. Story was identified as a candidate for the Board by a third-party search firm. After reviewing Ms. Story's qualifications and discussing her nomination, the Governance Committee recommended Ms. Story to the Board. Upon the recommendation of the Governance Committee and considering Ms. Story’s qualifications, the Board appointed Ms. Story as an independent director effective January 15, 2023, with a term expiring at the 2023 Annual Meeting.
If, prior to the 2023 Annual Meeting, any nominee becomes unavailable to serve, the Board may select a replacement nominee or reduce the number of directors to be elected. If the Board selects a replacement nominee before the 2023 Annual Meeting, the proxy holders will vote the shares for which they serve as proxy for that replacement nominee.

Our Board of Directors recommends a vote FOR the election of each of the nominees presented in the Proxy.

Jean-Pierre Garnier, Ph.D. Independent Former Chief Executive Officer GlaxoSmithKline plc AGE: 75 | DIRECTOR SINCE: 2020 | COMMITTEES: Compensation, Technology & Innovation

CAREER HIGHLIGHTS
▪Advent International (global private equity)
▪Operating Partner, since 2011
▪Pierre Fabre S.A. (pharmaceuticals)
▪Chief Executive Officer, 2008 to 2010
▪GlaxoSmithKline plc (pharmaceuticals)
▪Chief Executive Officer and Executive Member of the Board of Directors, 2000 to 2008
▪SmithKline Beecham plc (pharmaceuticals)
▪Chief Executive Officer, 2000
▪Chief Operating Officer and Executive Member of the Board of Directors, 1996 to 2000
OTHER CURRENT DIRECTORSHIPS
▪Cellectis S.A. (non-executive Chairman), since 2020

FORMER DIRECTORSHIPS
▪Carmat (non-executive Chairman), 2018 to 2022
▪Radius Health, Inc., 2015 to 2022
▪United Technologies Corporation, 1997 to 2020
▪Idorsia Pharmaceuticals Ltd. (non-executive Chairman), 2017 to 2020
▪Actelion Ltd. (non-executive Chairman), 2011 to 2017
▪Renault S.A., 2009 to 2016
▪Alzheon, Inc. (non-public), 2015 to 2018
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Advisory Board of Newman’s Own Foundation
▪Knight Commander of the Order of the British Empire
▪Officier de la Légion d’Honneur of France
▪Member, Board of Directors, Max Planck Institute, 2013 to 2019

2023 Proxy Statement	15

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

David L. Gitlin Chairman & Chief Executive Officer AGE: 53 | DIRECTOR SINCE: 2020 | COMMITTEES: None

CAREER HIGHLIGHTS
▪Carrier
▪Chairman, since 2021
▪President & Chief Executive Officer, since 2019
▪United Technologies Corporation (diversified manufacturer)
▪President & Chief Operating Officer, Collins Aerospace Systems, 2018 to 2019
▪President, UTC Aerospace Systems, 2015 to 2018
▪President, Aircraft Systems, UTC Aerospace Systems, 2013 to 2015
▪Various senior positions since joining United Technologies in 1997, including:
–President, Aerospace Customers & Business Development, Hamilton Sundstrand

–President, Auxiliary Power, Engine & Control Systems, Hamilton Sundstrand
–Vice President and General Manager, Power Systems, Hamilton Sundstrand
–Vice President, Pratt & Whitney Programs, Hamilton Sundstrand
–General Manager, Rolls-Royce/General Electric Programs, Hamilton Sundstrand
–Various positions at UTC headquarters and Pratt & Whitney
OTHER CURRENT DIRECTORSHIPS [Committees]
▪The Boeing Company, since 2022 [aerospace safety, finance]

John J. Greisch Lead Independent Director Former President & Chief Executive Officer Hill-Rom Holdings, Inc. AGE: 67 | DIRECTOR SINCE: 2020 | COMMITTEES: Compensation, Technology & Innovation

CAREER HIGHLIGHTS
▪TPG Capital (global private equity)
▪Senior Advisor, since 2018
▪Hill-Rom Holdings, Inc. (medical technology)
▪President & Chief Executive Officer, 2010 to 2018
▪Baxter International, Inc. (health care)
▪President, International Operations, 2006 to 2009
▪Chief Financial Officer, 2004 to 2006
▪President, Bioscience, 2003 to 2004
▪Vice President, Finance and Strategy, Bioscience, 2003
▪Vice President, Finance, Renal, 2002 to 2003
▪FleetPride Corporation (truck and trailer parts distributor)
▪President & Chief Executive Officer, 1998 to 2001
▪The Interlake Corporation (metal products), various positions, 1986 to 1997
▪Price Waterhouse (public accounting), various positions, 1978 to 1985
OTHER CURRENT DIRECTORSHIPS [Committees]
▪Catalent, Inc., since 2018 [audit (chair), compensation]
▪Viant Medical (non-public, non-executive Chairman), since 2018

FORMER DIRECTORSHIPS
▪Cerner Corporation, 2019 to 2022
▪Idorsia Pharmaceuticals Ltd., 2017 to 2020
▪Hill-Rom Holdings, Inc., 2010 to 2018
▪Actelion Ltd., 2013 to 2017
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Board of Directors, Ann & Robert H. Lurie Children’s Hospital of Chicago

16	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

Charles M. Holley, Jr. Independent Former Executive Vice President & Chief Financial Officer Wal-Mart Stores, Inc. AGE: 66 | DIRECTOR SINCE: 2020 | COMMITTEES: Audit (Chair), Governance

CAREER HIGHLIGHTS
▪Wal-Mart Stores, Inc. (retail and eCommerce)
▪Executive Vice President, 2016
▪Executive Vice President & Chief Financial Officer, 2010 to 2015
▪Executive Vice President, Finance and Treasurer, 2007 to 2010
▪Senior Vice President, Finance, 2005 to 2007
▪Senior Vice President & Controller, 2003 to 2005
▪Various roles with Wal-Mart International, 1994 to 2002
▪Deloitte LLP (public accounting)
▪Independent Senior Advisor, U.S. CFO Program, 2016 to 2019
▪Tandy Corporation (electronics retailer), various roles
▪Ernst & Young LLP (public accounting), various roles
OTHER CURRENT DIRECTORSHIPS [Committees]
▪Amgen, Inc., since 2017 [audit (chair), governance]
▪Phillips 66, since 2019 [audit, public policy & sustainability]
▪Sunrise Group Holdings, LLC (non-public), since 2023

OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Dean’s Advisory Board, McCombs School of Business, The University of Texas at Austin
▪Member, Presidents’ Development Board, The University of Texas at Austin
▪Trustee, MSB Foundation, The University of Texas at Austin

Michael M. McNamara Independent
Co-Founder & Chief Executive Officer Samara	Former Chief Executive Officer Flex Ltd.
AGE: 66 | DIRECTOR SINCE: 2020 | COMMITTEES: Governance, Technology & Innovation (Chair)

CAREER HIGHLIGHTS
▪Samara (backyard home manufacturer)
▪Co-Founder and Chief Executive Officer, since 2022
▪Airbnb, Inc. (Samara division)
▪Head, 2020 to 2022
▪Eclipse Ventures (venture capital)
▪Venture partner, 2019 to 2022
▪Flex Ltd. (product development firm)
▪Chief Executive Officer, 2006 to 2018
▪Various roles since joining Flex Ltd, in 1994, including Chief Operating Officer
OTHER CURRENT DIRECTORSHIPS [Committees]
▪Workday, Inc., since 2011 [audit, governance]
▪SynAgile Corporation (non-public, biopharmaceutical), since 2021

FORMER DIRECTORSHIPS
▪PCH International Holdings (non-executive Chairman), 2019 to 2023
▪Skyryse, 2019 to 2022
▪Slack Technologies, Inc., 2019 to 2021
▪Flex Ltd., 2005 to 2018
▪Delphi Corporation, 2009 to 2012
▪MEMC Corporation, 2007 to 2011
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Advisory Board, New Legacy Opportunity Fund
▪Member, Visiting Committee Advisory Board, MIT Sloan School of Management

2023 Proxy Statement	17

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

Susan N. Story Independent Former President & Chief Executive Officer American Water Works Company, Inc. AGE: 63 | DIRECTOR SINCE: 2023 | COMMITTEES: Audit, Compensation

CAREER HIGHLIGHTS
▪American Water Works Company, Inc. (water and wastewater utility)
▪President and Chief Executive Officer, 2014 to 2020
▪Senior Vice President and Chief Financial Officer, 2013 to 2014
▪Southern Company (gas and electric utility holding company)
▪Chief Executive Officer, Southern Company Services, Inc., and Executive Vice President, Southern Company, 2011 to 2013
▪President and Chief Executive Officer, Gulf Power Company, Inc., 2003 to 2010
▪Executive Vice President, Engineering and Construction, 2001 to 2003
▪Senior Vice President, Southern Power Company, 2001 to 2003
OTHER CURRENT DIRECTORSHIPS [Committees]
▪Dominion Energy, Inc., since 2017 [finance & risk, governance]
▪Newmont Corporation, since 2020 [audit]

FORMER DIRECTORSHIPS
▪Raymond James Financial, Inc., 2008 to 2023 (former Lead Independent Director)
▪American Water Works Company, Inc., 2014 to 2020
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Board of Advisors, H. Lee Moffitt Cancer Center and Research Institute

Michael A. Todman Independent Former Vice Chairman Whirlpool Corporation AGE: 65 | DIRECTOR SINCE: 2020 | COMMITTEES: Audit, Compensation (Chair)

CAREER HIGHLIGHTS
▪Whirlpool Corporation (home appliances and related products)
▪Vice Chairman, 2014 to 2015
▪President, Whirlpool International, 2006 to 2007 and 2009 to 2014
▪President, Whirlpool North America, 2007 to 2009
▪Executive Vice President, Whirlpool Corporation, and President, Whirlpool Europe, 2001 to 2005
▪Various capacities since joining Whirlpool in 1993, including management, operations, sales and marketing positions in North America and Europe
▪Wang Laboratories, Inc., (computers), various roles
▪Price Waterhouse (public accounting), various roles
OTHER CURRENT DIRECTORSHIPS [Committees]
▪Brown-Forman Corporation, since 2014 [audit (chair), governance]
▪Prudential Financial, Inc., since 2016 [compensation (chair), executive, finance & risk]
▪Mondelez International, Inc., since 2020 [audit, finance (chair)]

FORMER DIRECTORSHIPS
▪Newell Brands, Inc., 2007 to 2020
▪Whirlpool Corporation, 2006 to 2015
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Chairman, Board of Directors, Boys & Girls Clubs of Benton Harbor, Michigan
▪President, Whirlpool Foundation
▪Board of Directors, Corewell Health
▪Board of Directors, Cornerstone Alliance

18	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

Virginia M. Wilson
Independent
Former Senior Executive Vice President & Chief Financial Officer
Teachers Insurance and Annuity Association of America
AGE: 68 | DIRECTOR SINCE: 2020 | COMMITTEES: Audit, Governance (Chair)

CAREER HIGHLIGHTS
▪Teachers Insurance and Annuity Association of America (financial services)
▪Senior Executive Vice President & Chief Financial Officer, 2010 to 2019
▪Wyndham Worldwide (hospitality)
▪Executive Vice President & Chief Financial Officer, 2006 to 2009
▪Cendant Corporation (consumer services in real estate and travel industries)
▪Executive Vice President & Chief Accounting Officer, 2003 to 2006
▪MetLife, Inc. (insurance)
▪Senior Vice President & Controller, 1999 to 2003
▪Transamerica Life Insurance Companies
▪Senior Vice President & Controller and other finance roles, life insurance division, 1995 to 1999
▪Deloitte & Touche LLP (public accounting)
▪Audit partner

OTHER CURRENT DIRECTORSHIPS [Committees]
▪Charles River Laboratories International, Inc., since 2019 [audit (chair), governance]
FORMER DIRECTORSHIPS
▪Conduent, Inc., 2017 to 2020
OTHER LEADERSHIP EXPERIENCE AND SERVICE
▪Member, Board of Trustees, Catholic Charities of the Archdiocese of New York

Beth A. Wozniak Independent Chief Executive Officer & Director nVent Electric plc AGE: 58 | DIRECTOR SINCE: 2021 | COMMITTEES: Governance, Technology & Innovation

CAREER HIGHLIGHTS
▪nVent Electric plc (global provider of electrical connection and protection solutions)
▪Chief Executive Officer and Director, since 2018
▪Pentair plc (industrial manufacturing)
▪President, Electrical segment, 2017 to 2018
▪President, Flow & Filtration Solutions global business unit, 2015 to 2016
▪Honeywell International, Inc. (technology and manufacturing) and its predecessor Allied Signal Inc.
▪Various executive leadership and program management positions from 1990 to 2015, including:
–President, Environmental and Combustion Controls business
–President, Sensing and Control business
–Vice President, Business Integration
–Vice President, Six Sigma
–Vice President, Engineering and Program Management
OTHER CURRENT DIRECTORSHIPS ▪nVent Electric plc, since 2018 OTHER LEADERSHIP EXPERIENCE AND SERVICE ▪Officer and Vice-Chair, National Electrical Manufacturers Association (NEMA)

2023 Proxy Statement	19

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Corporate Governance
Our Commitment to Sound Corporate Governance Practices
As the summary on page 3 demonstrates, Carrier is committed to strong corporate governance practices. Our governance framework enables our independent, experienced and accomplished directors to provide advice, insight and oversight that promotes the long-term interests of the company, our shareowners and other stakeholders.
We encourage you to visit the Corporate Responsibility section of our website (see page 10), where you can access Carrier’s governance and ESG framework documents. These documents reflect our commitments to integrity, transparent financial reporting and strong financial controls, our approach to corporate governance and risk management, and our commitment to the environment and sustainability. These documents include:

▪Certificate of Incorporation
▪Bylaws
▪Corporate Governance Principles
▪Board Committee Charters
▪Director Independence Policy
▪Related Person Transactions Policy
▪Share Ownership Requirements
▪Code of Ethics and excerpts from Carrier's Corporate Policy Manual
▪Information about the Carrier Integrity Line for Anonymous Reporting that allows employees and other stakeholders to ask questions or raise concerns confidentially and outside the usual management channels
▪Information about how to communicate concerns with our Board, Lead Independent Director or one or more independent directors
▪2022 Environmental, Social & Governance Report
▪2030 Environmental, Social & Governance Goals

Significant Corporate Governance Actions
The Board consistently demonstrated its commitment to sound corporate governance practices through many actions taken during the two-year period following Carrier's separation from UTC, renamed Raytheon. These included enhanced Bylaws, improved Corporate Governance Principles and expanded share ownership requirements. The Board also strengthened oversight of related party transactions, completed a succession plan in Board leadership with the election of David Gitlin as Carrier's Chairman and CEO, and added a new director, Beth A. Wozniak. We continued this year with additional actions to further strengthen corporate governance and refresh our Board.
Completion of Succession Plan in Lead Independent Director Role
In April 2022, the independent directors of the Board designated John J. Greisch to serve as Lead Independent Director, succeeding Dr. Garnier. The robust duties and responsibilities of our Lead Independent Director role are expressly set forth in Carrier's Corporate Governance Principles and are summarized on page 22.
Improved Oversight Over Technology and Innovation
Given the increasingly significant role that technology and digital play in Carrier's growth strategy, creation of long-term value for shareowners and our commitment to sustainability, the Board decided that more focused oversight would be appropriate and established the Technology & Innovation Committee in April 2022, chaired by Michael M. McNamara. For additional details on the responsibilities of the Technology & Innovation Committee, see "Committee Responsibilities, Composition and Meetings," which begins on page 23.
Increased Diversity of Perspectives: Changes to Board and Committee Composition
In April 2022, the Board elected Michael A. Todman as Chair of the Compensation Committee. In January 2023, Susan N. Story was appointed to our Board, and Virginia M. Wilson was appointed Chair of the Governance Committee. We also took the opportunity presented by these actions, and the establishment of the Technology & Innovation Committee, to continually refresh the membership of our committees to bring new perspectives, insights and expertise.
As a result, we now have diverse director nominees in leadership positions on two of our four committees and a larger percentage of gender diverse director nominees on our Board.

20	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Enhanced Oversight of ESG
In February, we amended our Corporate Governance Principles and the charters of each of our committees to further refine the Board’s oversight of ESG. The amendments elevated primary responsibility to the full Board for Carrier’s ESG program, goals and objectives, including climate-related matters, and delegated certain elements to our committees to leverage their respective areas of expertise. This approach reflects our belief that sustainability and Carrier’s growth strategy are inseparable and underscores our commitment to our stakeholders and the stewardship of our planet. For additional details on the Board and committees' oversight of ESG, see "Board Responsibilities and Meetings" and "Committee Responsibilities, Composition and Meetings" beginning on pages 22 and 23, respectively. You also can access our amended Corporate Governance Principles and Committee Charters on the Corporate Responsibility section of our website (see page 10).
Board Leadership Structure
Chairman and CEO Roles
The Board does not have a policy about whether the roles of Chairman of the Board and CEO should be separate or combined. Rather, under our Corporate Governance Principles, the Board has flexibility to choose the leadership structure that it believes will provide the most effective leadership and oversight for the company and its growth strategy. The Governance Committee routinely reviews our governance practices and Board leadership structure, and the Board selects the structure that it believes provides the most effective leadership and oversight for the company. In making this decision, the Board considers a range of factors, including the company’s operating and financial performance, recent or anticipated changes in the CEO role, the effectiveness of the processes and structures for Board interaction with and oversight of management, and the importance of maintaining a single voice in leadership communications and Board oversight, both internally and externally, including with investors.
Combined Role of Chairman and CEO under David Gitlin
In February 2021, the Board elected David Gitlin, Carrier’s CEO, to the additional position of Chairman of the Board, effective April 2021, to succeed Executive Chairman John V. Faraci. The Board again elected Mr. Gitlin to this role in April 2022, and it continues to believe that the interests of shareowners are best served at this time if the roles of Chairman and CEO remain combined in Mr. Gitlin. The Board's belief is based on the following:
▪Mr. Gitlin has served as President & CEO of Carrier since June 2019 and as a director since UTC, renamed Raytheon, completed the spinoff of Carrier (the "Separation") into an independent publicly traded company.
▪Before joining Carrier, he had been a 22-year veteran of UTC and held numerous senior positions, including President & Chief Operating Officer of Collins Aerospace Systems, which in 2019 had annual net sales of $26 billion, and President of UTC Aerospace Systems.
▪Through the Separation from UTC, the transformation of Carrier into an independent public company and throughout the COVID-19 pandemic, Mr. Gitlin has demonstrated strong and effective leadership.
▪During the past year, he has continued to demonstrate strong and effective leadership in the wake of the COVID-19 pandemic and subsequent economic uncertainties by delivering strong and consistent year-over-year growth (see "2022 Performance and Business Highlights" on page 5) while executing on strategic priorities, including the divestiture of Carrier's Chubb business and the acquisition of TCC.
▪Mr. Gitlin has the requisite vision, experience and business acumen to lead the Board as well as the company.
▪He has fostered a strong working relationship between the Board and management through transparency and receptiveness to new ideas and approaches, active and effective engagement with investors and other stakeholders and by cultivating accessibility to the management team.
▪The combined roles of Chairman and CEO promote decisive, unified leadership as Carrier continues to transform its businesses and operations and to implement its long-term growth strategy.
▪As delineated in the Corporate Governance Principles, the Board has maintained a robust role for the Lead Independent Director, and Dr. Garnier and Mr. Greisch have exhibited strong and consistent leadership fulfilling that role and, along with the other independent directors, exercise active oversight of the Chairman and CEO.
▪As demonstrated on pages 3 and 20 through 26, the Board has maintained and continually refined strong governance practices which ensure robust independent oversight, shareowner feedback, and Board and management accountability.

2023 Proxy Statement	21

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Lead Independent Director Responsibilities
As expressly set forth in our Corporate Governance Principles, the Board designates a non-employee director to serve as Lead Independent Director when the Chairman is not independent. The Lead Independent Director’s responsibilities include the following and essentially mirror a non-executive Chairman’s responsibilities:

▪May call and preside over private sessions of the independent directors
▪May call special meetings of the Board and preside over such meetings when the Chairman is not present
▪Serves as liaison between the independent directors and the Chairman
▪Engages with significant constituencies, as requested
▪Works with the Chairman to plan and set the agenda for Board meetings

▪Oversees the performance evaluation and compensation of the CEO
▪Facilitates succession planning and management development
▪Facilitates the Board’s annual self-evaluation process
▪Authorizes the retention of outside advisors and consultants who report to the Board on board-wide issues

The Board believes that a Lead Independent Director with well-defined responsibilities enhances the effectiveness of the independent directors, improves risk management and oversight, and provides a channel for independent directors to candidly raise issues or concerns for the Board’s consideration.
Board Responsibilities and Meetings
The Board and our directors operate pursuant to Carrier's Certificate of Incorporation, Bylaws, Corporate Governance Principles, Director Independence Policy, Related Persons Transaction Policy, Share Ownership Requirements Policy and Code of Ethics – all of which are available on the Corporate Responsibility section of our website (see page 10).

Chair: David L. Gitlin	Meetings: 6 Stated Meetings (additional Special Meetings as required)

Lead Independent Director: John J. Greisch

Primary Responsibilities:
▪Oversees Carrier's strategy, business and affairs in the best interests of Carrier and its shareowners
▪Advances the long-term interests of Carrier and its shareowners while also responsibly addressing the concerns of other stakeholders, including Carrier employees, customers, suppliers and communities, and the stewardship of our planet
▪Oversees Carrier's ESG program, including climate-related matters, and delegates to one or more standing committees where oversight of certain program elements would be enhanced
▪Reviews, approves and monitors business strategies and objectives, including those related to Carrier's ESG program
▪Oversees significant risks and risk management activities, including those related to climate, pursuant to Carrier's ERM program
▪Selects, evaluates and plans succession of senior executive management, including the CEO
▪Elects/designates Board and committee leadership and committee members
▪Undertakes annual self-evaluation and regular refreshment actions, and selects director nominees for annual election
▪Establishes and enhances corporate policies and governance practices that promote and maintain the integrity of Carrier and respect the interests of our shareowners

Our Board engages with, provides informed and meaningful guidance and feedback to, and maintains an open dialogue with management primarily through stated meetings and additional special meetings where required. At each stated meeting, the agenda typically includes a review of the company’s financial results and outlook, a briefing on aspects of our long-term strategy, committee reports, and other matters whether requested by the directors or deemed pertinent by management. In addition, the Board and senior management hold an annual strategic planning session in October.
The Board met seven times in 2022. Directors attended 100% of the meetings of the Board and 100% of meetings of committees on which they served during 2022.
Carrier’s independent directors meet in regularly scheduled executive sessions without management and in additional sessions when requested. These sessions are led by our Lead Independent Director and typically occur before and/or after Board meetings. The Board met in executive session without management present during six of its seven meetings in 2022.
To prepare for Board and committee meetings, the directors receive the agenda and materials in advance to facilitate more informed discussion and decision-making.
Directors are encouraged to attend the Annual Meeting. All of our directors at the time attended the 2022 Annual Meeting, which was held virtually.

22	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Committee Responsibilities, Composition and Meetings
The Board has four standing committees: Audit, Compensation, Governance and Technology & Innovation. Each Committee is composed exclusively of independent directors and operates pursuant to a written charter – all of which are available on the Corporate Responsibility section of our website (see page 10). Each charter is periodically reviewed by the respective committee to determine whether it should be updated to reflect best practices and/or director feedback. Committee meetings are generally held in conjunction with stated Board meetings, and additional meetings of the Audit Committee are held to review quarterly reports before filing with the SEC. The committees may meet more frequently, if necessary. Each committee has the authority to retain independent advisors to assist in the performance of its responsibilities.
Audit Committee

Chair: Charles M. Holley, Jr.	Meetings: 8

Susan N. Story Michael A. Todman	Virginia M. Wilson

Primary Responsibilities:
▪Assists the Board in overseeing the integrity of Carrier’s financial statements and disclosures in Carrier's Form 10Q and 10K, including climate- and cybersecurity-related disclosures; the independence, qualifications and performance of Carrier’s independent auditors and internal audit function; the company’s compliance with its policies and procedures, internal controls, Code of Ethics and applicable laws and regulations; and the policies and practices of Carrier's ERM program; financial risks and other significant areas of risk, including compliance- and cybersecurity-related risks
▪Recommends to the Board the appointment of the independent auditor for ratification by shareowners
▪Responsible for compensation, retention and oversight of the independent auditor
▪Preapproves all audit services and permitted non-audit services to be performed for Carrier by its independent auditor
▪Reviews and approves the appointment and replacement of the senior Internal Audit executive

In February 2023, the Board determined that each of Messrs. Holley and Todman and Mses. Story and Wilson are “audit committee financial experts” as that term is defined in SEC rules and that each has accounting and financial management expertise as provided under the rules of the NYSE.
Compensation Committee

Chair: Michael A. Todman	Meetings: 5

Jean-Pierre Garnier John J. Greisch	Susan N. Story

Primary Responsibilities:
▪Reviews Carrier’s executive compensation plans, practices and policies to ensure that they adequately and appropriately align executive and shareowner interests and mitigate compensation-based risk
▪Establishes and determines the satisfaction of performance goals for Carrier’s bonus plans for executives, including performance goals for senior executives related to implementation of Carrier's ESG program
▪Approves the annual objectives of the CEO and leads an evaluation of the CEO's performance against such objectives
▪Approves the compensation of the CEO, Section 16 officers and certain other senior executives
▪Reviews and approves Carrier’s practices for annual and LTI awards
▪Reviews a risk assessment of Carrier’s compensation policies, plans and practices
▪Reviews and monitors Carrier's employee engagement and inclusion and diversity programs, and related initiatives and goals of Carrier's ESG program, and conducts regular pay equity reviews of Carrier's compensation programs
▪Reviews and approves the Compensation Discussion and Analysis, Compensation Committee Report, and statements regarding shareowner advisory votes on executive compensation and frequency of such votes in Carrier's proxy statement.

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
In February 2023, the Board determined that each of Messrs. Garnier, Greisch and Todman and Ms. Story are "non-employee directors" as that term is defined in the SEC rules.
Governance Committee

Chair: Virginia M. Wilson	Meetings: 3

Charles M. Holley Michael M. McNamara	Beth A. Wozniak

Primary Responsibilities:
▪Identifies and recommends qualified candidates for election to the Board
▪Reviews and recommends appropriate amendments to Corporate Governance Principles and other Board policies
▪Designs in consultation with Lead Independent Director the annual self-evaluation of the Board, the committees and directors
▪Recommends appropriate compensation of non-employee directors
▪Submits to the Board recommendations for committee assignments and leadership
▪Oversees the orientation of new Board members and the continuing education of all directors
▪Assists the Board in its oversight responsibilities related to Carrier's corporate governance framework, charitable and philanthropic activities, environmental, health and safety programs and related ESG goals and initiatives, government relations (including the Carrier Political Action Committee ("Carrier PAC") and political expenditures), product integrity programs and positions on significant public issues

Technology & Innovation Committee

Chair: Michael M. McNamara	Meetings: 3

Jean-Pierre Garnier John J. Greisch	Beth A. Wozniak

Primary Responsibilities:
▪Monitors technology and digital developments and trends, including those in the field of sustainability, that could have a material impact on Carrier, its customers and suppliers
▪Oversees Carrier's innovation strategy and its impact on Carrier’s performance, growth and competitive position
▪Evaluates Carrier’s competitiveness from a technology, digital and innovation standpoint
▪Assists the Board in overseeing Carrier’s strategy, risk management and ESG programs, including technology, innovation and sustainability initiatives and risks
▪Supports, as requested, the Governance Committee in its oversight of Carrier's environmental, health and safety and product integrity programs, and the Audit Committee in its oversight of information technology and cybersecurity programs

How We Manage Risk
Our Risk Management Framework
Carrier encounters an extensive range of risks, including compliance, financial, geopolitical, legal, operational, regulatory, reputational and strategic. Within these broad categories, specific risks include: climate impacts; cybersecurity; the competitive landscape (including disruptive technologies); human capital management (including talent acquisition, development and retention); logistics and supply chain; and the impact of disruptive events (including natural disasters and pandemics).
To manage these and other risks, we have implemented an ERM program, which is a companywide effort that is managed by senior executives and overseen by the Audit Committee and Board to identify, assess, manage, report and monitor enterprise risks that may affect our ability to achieve the company’s objectives and strategy.
As part of the ERM program, ownership of enterprise risk is assigned to the appropriate business segment or corporate function that is responsible for developing and implementing comprehensive mitigation plans. The Board reviews these risks and mitigation plans on an annual basis in conjunction with Carrier's strategic plan. Mitigation plans are reviewed for effectiveness and include a broad range of measures to manage and reduce risk, including adjustments to strategic and business initiatives, research and development, product design, increased protections for our facilities and supply chain, and enhanced internal controls, including employee and

24	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
contractor training. For example, in addition to regular online training and simulated phishing emails provided to employees and contractors each year, Carrier's cybersecurity team conducted an extensive tabletop exercise in 2022 with Carrier's CEO and senior executives that simulated an enterprisewide ransomware attack. The exercise focused on identifying and closing potential gaps and areas of delay in our internal controls and response procedures.
The Board and committees also review enterprise risks with senior management on an on-going basis throughout the year. Each committee has primary risk oversight responsibility in the areas that align with its focus and charter responsibilities as described in the table below. At each regular meeting, or more frequently as needed, the Board receives and considers committee reports that provide additional detail on risk management issues and management’s response to them. For example, cybersecurity risk is an enterprise risk that the Audit Committee and the Board oversee and review through regular committee reports and updates, which included two such briefings in 2022.
The Board’s Role in Risk Management
The full Board is responsible for Carrier’s strategic risks, while the Audit Committee oversees the company’s ERM policies and practices. Responsibility for the oversight of specific risk categories is allocated among the Board and its committees as follows:

Full Board of Directors
▪Major strategies and business objectives, including Carrier's ESG program and related goals
▪Significant risks and risk management activities, including climate-related risks, pursuant to Carrier's ERM program
▪Succession planning

Audit Committee	Compensation Committee	Governance Committee	Technology & Innovation Committee

▪ERM policies and practices
▪Capital structure and significant capital appropriations
▪Compliance program
▪Cybersecurity risks
▪Financing reporting and related internal controls, including climate- and cybersecurity-related disclosures
▪Foreign exchange, interest rates and raw material hedging
▪Significant operational risks

▪Compensation and benefit policies
▪Compensation of select senior leaders
▪Compensation plan design and compensation-related risk
▪Employee engagement and Inclusion & Diversity
▪Incentive plan performance metrics and goals, including those related to implementation of Carrier's ESG program
▪Pay equity

▪Charitable and philanthropic
▪Conflict of interests
▪Corporate governance
▪Director independence
▪Environmental, health and safety
▪Government relations, including Carrier PAC and political expenditures
▪Positions on public issues
▪Product integrity

▪Developments and trends in technology and digital, including sustainability
▪Disruption risk by technology and digital developments
▪Effectiveness of Carrier's technology and digital strategy and innovation programs

Succession Planning
On an annual basis, the CEO and Chief Human Resources Officer ("CHRO") provide the Board with information about succession planning for key senior leadership roles, including the CEO. Succession plans include a readiness assessment, biographical information and future career development plans. The Board’s views are incorporated into succession plans, which are updated annually based on this feedback. This output is the culmination of a broader, bottoms-up succession planning review and high-potential identification process that Carrier conducts across the organization on an annual basis.

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Government Relations and Public Policy Activities
Carrier engages in political activity and public policy advocacy on issues that impact the company’s business – whether at the local, state or federal level in the United States, or with foreign governments and international governmental organizations.
The Board believes that participating in the legislative and regulatory process is an important part of responsible corporate citizenship and that Carrier and its employees have a legitimate interest in public policy debates. The Governance Committee and Board review and monitor the company’s government relations activities, including those of the Carrier PAC. These activities are governed by and conducted in accordance with the standards articulated in our Code of Ethics and corporate policy on Government Relations, both of which are available on the company’s website.
Carrier’s government relations initiatives are intended to educate and inform officials and the public on a broad range of public policy issues that are important to our business and consistent with the best interests of the company, our shareowners and our other stakeholders. These initiatives are not based on the personal agendas of individual shareowners or Carrier’s directors, officers or employees.
The company does not make political contributions to candidates for U.S. federal office and, as a matter of policy, does not contribute to candidates for state or local office in the United States or for offices in foreign countries. The Carrier PAC, which is entirely funded by voluntary contributions, is nonpartisan and contributes to candidates for federal office who are supportive of Carrier’s corporate business interests and public policy goals, regardless of political party.
Shareowner Engagement
The Board and management believe in transparent and open communication with investors. Management routinely engages with our shareowners on business strategy, capital allocation, executive compensation, financial performance, governance and our ESG-related initiatives.
In February 2022, management hosted an Investor and Analyst Day at Carrier's headquarters in Palm Beach Gardens, Florida. Also in 2022, management participated in nine investor conferences, held a combination of over 250 in-person, video and teleconference meetings with shareowners around the world and proactively engaged with institutional investors holding more than 340 million shares of Carrier common stock, which represented about 40% of our shares outstanding.
Annually, shortly after filing our proxy statement, we reach out to our largest shareowners, which in 2022 consisted of shareowners representing approximately 60% of our outstanding shares. We offer these shareowners an opportunity to discuss with management a wide range of subjects, including corporate governance, ESG, inclusion and diversity, executive compensation and related matters.
In 2021 and 2022, as a result of our outreach efforts, our Lead Independent Director and senior executives engaged in discussions with two of Carrier's largest shareowners, BlackRock and Capital Group. Such meetings provided the opportunity to provide feedback to Carrier management on a variety of topics of interest to shareowners. In 2023, we expect our discussions with investors to focus on Carrier strategy, and the clarity and effectiveness of our disclosures, including those related to our 2030 ESG Goals.
Director Orientation and Education
Director Orientation
New directors participate in an orientation to familiarize them with Carrier and the roles and responsibilities of the Board, including topics tailored to each director’s committee assignments. New directors also learn about the company’s product and service offerings, strategy, business segments, financial statements, significant financial, accounting and risk management issues, and compliance programs.
Director Continuing Education
In 2022, COVID-19 precautionary measures prevented the Board from visiting any of our business segments as would typically occur. Instead, directors attended virtual reviews of the company's HVAC segment channel and markets, and received training on corporate governance developments and their fiduciary duties. In addition, members of the Audit Committee attended training regarding the Committee's oversight responsibilities related to external and internal investigations.
Directors are encouraged to attend outside continuing education programs and are reimbursed by the company for the cost of such programs and related expenses. Additional presentations and materials, including updates on recent governance and business developments, are provided to directors as appropriate.

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Compensation of Directors
Pay Structure
Annual Retainer

Under the terms of the Carrier Board of Directors Deferred Stock Unit Plan (“Carrier Director DSU Plan”), annual base retainers for non-employee directors are payable 40% in cash and 60% in Deferred Stock Units ("DSUs"). A director may elect to receive the cash retainer in DSUs.

Non-Employee Director Annual Retainer

ROLE	CASH($)	DEFERRED STOCK UNITS($)	TOTAL($)
All Non-Employee Directors (base retainer)	124,000	186,000	310,000
Additional Compensation for Services as:[1]
Lead Independent Director	14,000	21,000	35,000
Audit Committee Chair	10,000	15,000	25,000
Audit Committee Member	6,000	9,000	15,000
Compensation Committee Chair	8,000	12,000	20,000
Governance Committee Chair	8,000	12,000	20,000
Technology & Innovation Committee Chair	8,000	12,000	20,000
1Directors serving in multiple leadership roles receive incremental compensation for each role.
In October 2021, the Board (upon the Governance Committee's recommendation) determined to keep non-employee director compensation amounts for the April 2022 to April 2023 Board cycle the same as for the April 2021 to April 2022 Board cycle. In October 2022, apart from the addition of compensation for the chair of the newly created Technology & Innovation Committee, the Board (upon the Governance Committee's recommendation) again determined to keep non-employee director compensation amounts for the April 2023 to April 2024 Board cycle the same as for the April 2022 to April 2023 Board cycle.
Non-employee directors do not receive additional compensation for attending regularly scheduled Board or committee meetings, but they do receive an additional $5,000 cash payment for each special meeting attended in person. There were no such meetings in fiscal year 2022.
Annual retainers are paid each year following the Annual Meeting. New non-employee directors joining the Board between the Annual Meeting and the end of September receive 100% of the annual retainer. Directors joining the Board between October and the next Annual Meeting receive 50% of the annual retainer. DSUs are 100% vested at the time of grant, but settlement does not occur until after a non-employee director leaves the Board. At that time, DSUs are converted into shares of Carrier common stock, distributed either in a lump sum or in 10- or 15-year installments in accordance with the non-employee director’s prior elections.
Under the terms of the Carrier 2020 Long-Term Incentive Plan (the "LTI Plan"), the maximum annual compensation (cash and equity awards) that may be paid by the company to any non-employee director is $1.5 million.
Our non-employee directors are subject to the stock ownership requirements discussed under "Compensation Discussion and Analysis – Section V: Other Compensation Policies and Practices – Share Ownership Requirements," which begins on page 45.
Treatment of Dividends
When Carrier pays a dividend on its common stock, each non-employee director is credited with additional DSUs equal in value to the dividend paid on the corresponding number of shares of Carrier common stock.

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
2022 Director Compensation
The following table sets forth information regarding the compensation paid to our directors for services in 2022.

NAME	FEES EARNED OR PAID IN CASH($)	STOCK AWARDS($)[2]	ALL OTHER COMPENSATION($)[3]	TOTAL($)
John V. Faraci[1]	—	—	25,000	25,000
Jean-Pierre Garnier	—	330,000	856	330,856
John J. Greisch	—	345,000	5,575	350,575
Charles M. Holley, Jr.	134,000	201,000	5,162	340,162
Michael M. McNamara	—	345,000	1,913	346,913
Susan N. Story[4]	—	162,500	—	162,500
Michael A. Todman	138,000	207,000	325	345,325
Virginia M. Wilson	130,000	195,000	25,450	350,450
Beth A. Wozniak	124,000	186,000	450	310,450
1As previously disclosed, in May 2020, Mr. Faraci received Restricted Stock Units ("RSUs") and SARs in his capacity as an executive officer; and on April 15, 2021, the Compensation Committee modified these awards to provide for vesting of the SARs upon retirement from the Board following May 14, 2021. Mr. Faraci retired from the Board effective April 14, 2022, and the SARs vested. The vested SARs accounted for $1.05 million of the incremental accounting expense that was reported in the company's 2022 Proxy Statement.
2Stock Awards consist of the grant date fair value of the DSU awards credited to the non-employee director’s account, including any portion of the annual cash retainer that the non-employee director elected to receive as DSUs. The value of the DSU awards was calculated in accordance with FASB ASC Topic 718 using assumptions described in Note 14 – Stock-Based Compensation, to the accompanying Notes to the Consolidated Financial Statements in Carrier’s 2022 Annual Report on Form 10-K. The number of units credited to each non-employee director, except Ms. Story, in 2022 was calculated by dividing the value of the award by $41.28, the NYSE closing price per share of Carrier common stock on April 14, 2022, the date of the 2022 Annual Meeting. For Ms. Story, the number of units credited was calculated by dividing the value of the award by $45.43, the NYSE closing price per share of Carrier common stock on January 17, 2023, the next trading date after January 15, 2023 (a non-market trading day), which was the effective date of her appointment to the Board.
3Amounts in this column include incidental benefits, matching contributions on behalf of Mr. Faraci ($25,000), Mr. Greisch ($5,250) and Ms. Wilson ($25,000) to eligible nonprofit organizations under the company’s matching gift program, which covers non-employee directors as well as company employees, and for Mr. Holley spousal travel on the corporate jet to and from the December meeting of the Board.
4As disclosed under "Annual Retainer" on page 27, the Carrier Director DSU Plan provides that new non-employee directors joining the Board between October and the next Annual Meeting receive 50% of the annual retainer, Ms. Story was appointed to Carrier’s Board effective January 15, 2023.

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
SHARE OWNERSHIP
Share Ownership Requirements
To encourage the alignment among the Board, management and shareowners, the Board has adopted share ownership requirements for non-employee directors, the CEO, the Chief Financial Officer ("CFO"), the segment presidents, the CHRO and the Chief Legal Officer ("CLO") as described in more detail on page 45. If non-employee directors and these executive officers do not meet their respective share ownership requirements within the applicable five-year period, they will not be permitted to sell shares of Carrier common stock until satisfying them. Each of the non-employee directors and the foregoing executive officers currently comply with their respective ownership requirements or are on track to meet them within the five-year period. In addition to the beneficial share ownership of Carrier directors, NEOs and executive officers described in the table below, the Outstanding Equity Awards at Fiscal Year-End Table on page 48 describes the Carrier equity awards held by each of our NEOs as of December 31, 2022.
Beneficial Share Ownership of Directors and Executive Officers
The following table provides information known to the company as of February 15, 2023, regarding the beneficial ownership of our common stock by: (i) each director and nominee; (ii) NEOs identified in "Compensation Discussion and Analysis" that begins on page 32; and (iii) the directors and executive officers as a group. None of the directors, the NEOs or the directors and executive officers together as a group owned more than 1% of our common stock as of that date. Unless otherwise noted, each person named in the table below has sole voting and investment power for the referenced shares.

DIRECTORS AND EXECUTIVE OFFICERS	SARs EXERCISABLE WITHIN 60 DAYS[1]	DSUs CONVERTIBLE TO SHARES WITHIN 60 DAYS[2]	TOTAL SHARES BENEFICIALLY OWNED[3]
Jean-Pierre Garnier		117,613	135,723
David Gitlin	839,025		1,300,305
John J. Greisch		34,648	70,065
Charles M. Holley, Jr.		23,729	23,758
Michael M. McNamara		23,650	23,650
Susan N. Story		3,577	3,577
Michael A. Todman		20,256	20,256
Virginia M. Wilson		19,961	19,961
Beth A. Wozniak		8,692	8,692
Patrick Goris	21,127		43,536
Christopher Nelson	289,562		386,847
Jurgen Timperman	272,488		330,565
Timothy N. White			6,338
Directors & Executive Officers as a group (17 in total)[4]			3,136,651
1The SARs in the table reflect the net number of shares of Carrier common stock that would be issued to the executive officers if their vested SARs were exercised within 60 days of February 15, 2023. Once vested, each SAR can be exercised for the number of shares of Carrier common stock having a value equal to the increase in value of a share of Carrier common stock from the date the SAR was granted through the exercise date. The net number of shares of Carrier common stock was calculated using $45.48 per share, which was the closing price on February 15, 2023.
2The non-employee director DSUs are converted into Carrier common stock upon termination of service. The table reflects the number of shares that the director has the right to acquire at any time within 60 days of February 15, 2023, following the director’s separation from the Board. Dr. Garnier acquired a portion of the DSUs reflected in the table in connection with the Separation and his prior service on the UTC Board of Directors.
3This includes shares for which voting and investment power is jointly held by the director or NEO: Messrs. Gitlin (295,671 shares) and Timperman (58,014 shares).
4This reflects as of February 15, 2023, the holdings of the directors and executive officers listed in the company’s 2022 Annual Report on Form 10-K.

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Principal Shareowners
The following table shows all shareowners known to Carrier to beneficially own more than 5% of the outstanding shares of Carrier common stock as of December 31, 2022.

NAME AND ADDRESS	SHARES	PERCENT OF CLASS
BlackRock, Inc.[1]	58,595,207	7.00%
Capital International Investors[2]	59,000,214	7.10%
Capital Research Global Investors[3]	78,167,940	9.30%
Capital World Investors[4]	81,933,352	9.80%
The Vanguard Group[5]	93,020,286	11.12%
1A report on Schedule 13G/A, filed January 31, 2023, disclosed that BlackRock, Inc., was the beneficial owner of 58,595,207 shares of common stock as of December 31, 2022. BlackRock, Inc., reported that it held sole voting power with respect to 52,065,119 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 58,595,207 shares and shared dispositive power with respect to zero shares. The address of BlackRock, Inc., is 55 East 52nd Street, New York, NY 10055. All information regarding BlackRock, Inc., is based on that entity’s report on Schedule 13G/A, filed with the SEC on January 31, 2023.
2A report on Schedule 13G/A, filed February 13, 2023, disclosed that Capital International Investors was the beneficial owner of 59,000,214 shares of common stock as of December 30, 2022, which beneficial ownership was disclaimed pursuant to Rule 13d-4 under the Exchange Act. Capital International Investors reported that it held sole voting power with respect to 58,377,978 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 59,000,214 shares and shared dispositive power with respect to zero shares. The address of Capital International Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. All information regarding Capital International Investors is based on that entity's report on Schedule 13G/A filed with the SEC on February 13, 2023.
3A report on Schedule 13G/A, filed February 13, 2023, disclosed that Capital Research Global Investors was the beneficial owner of 78,167,940 shares of common stock as of December 30, 2022, which beneficial ownership was disclaimed pursuant to Rule 13d-4 under the Exchange Act. Capital Research Global Investors reported that it held sole voting power with respect to 78,149,270 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 78,167,940 shares and shared dispositive power with respect to zero shares. The address of Capital Research Global Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. All information regarding Capital Research Global Investors is based on that entity's report on Schedule 13G/A filed with the SEC on February 13, 2023.
4A report on Schedule 13G/A, filed February 13, 2023, disclosed that Capital World Investors was the beneficial owner of 81,933,352 shares of common stock as of December 30, 2022, which beneficial ownership was disclaimed pursuant to Rule 13d-4 under the Exchange Act. Capital World Investors reported that it held sole voting power with respect to 81,690,030 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 81,933,352 shares and shared dispositive power with respect to zero shares. The address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. All information regarding Capital World Investors is based on that entity's report on Schedule 13G/A filed with the SEC on February 13, 2023.
5A report on Schedule 13G/A, filed February 9, 2023, disclosed that The Vanguard Group was the beneficial owner of 93,020,286 shares of common stock as of December 30, 2022. The Vanguard Group reported that it held sole voting power with respect to zero shares, shared voting power with respect to 1,070,540 shares, sole dispositive power with respect to 89,771,548 shares and shared dispositive power with respect to 3,248,738 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355. All information regarding The Vanguard Group is based on that entity’s report on Schedule 13G/A, filed with the SEC on February 9, 2023.

30	Carrier Global Corporation

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PROPOSAL 2
Advisory Vote to Approve Named Executive Officer Compensation
WHAT ARE YOU VOTING ON?
We are asking our shareowners to approve, on an advisory basis, the compensation of Carrier’s NEOs disclosed in the Compensation Discussion and Analysis (“CD&A”), the compensation tables and in the related notes and narrative in this Proxy Statement.

BOARD RECOMMENDATION: Vote FOR

Why Should You Vote For This Proposal?
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareowners have the opportunity to cast an annual advisory vote to approve the compensation of our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules, which include the CD&A, the compensation tables and the narrative disclosures that accompany the compensation tables. The advisory vote on executive compensation is commonly referred to as the "say-on-pay" vote. While this vote is advisory and therefore not binding on the Board, the outcome of the vote and discussions with investors in the coming year will inform the Compensation Committee’s evaluation of Carrier’s compensation practices and the Committee’s future decisions regarding compensation. We also expect that investor feedback regarding the clarity and transparency of compensation disclosures, if any, will be reflected in future proxy statements to the extent appropriate. We currently hold annual say-on-pay votes, and the next say-on-pay vote will occur at the 2024 Annual Meeting of Shareowners.
The Board and the Compensation Committee believe that Carrier’s executive compensation program has effectively aligned pay with performance, while facilitating the retention of highly talented executives who are critical to our long-term success. Accordingly, the Board recommends that shareowners vote FOR the following resolution:
“RESOLVED, that the compensation of Carrier’s NEOs, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related information provided in this Proxy Statement, is hereby APPROVED on an advisory basis.”

Our Board of Directors recommends a vote FOR this proposal.

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Compensation Discussion and Analysis
This Compensation Discussion and Analysis ("CD&A") provides important information about Carrier’s executive compensation philosophy and programs for fiscal year 2022. In addition, this CD&A describes compensation decisions made by the Compensation Committee of the Board (sometimes referred to within this CD&A as the “Committee”), which is responsible for overseeing the compensation programs for all executives for 2022, including Carrier’s NEOs:

NAMED EXECUTIVE OFFICERS (NEOs)	TITLE
David Gitlin	Chairman & Chief Executive Officer
Patrick Goris	Senior Vice President & Chief Financial Officer
Christopher Nelson	President, HVAC
Timothy White	President, Refrigeration
Jurgen Timperman[1]	President, Fire & Security
1In addition to his role as President, Fire & Security, Mr. Timperman assumed interim responsibility as Senior Vice President, Operations, effective July 5, 2022, until January 2023 when the permanent replacement started in the position.
Executive Summary
The overall objective of the compensation program is to encourage and reward the creation of sustainable, long-term shareowner value. The current elements of the executive compensation program directly align the interests of the executives and shareowners, are competitive, motivate achievement of short- and long-term financial goals and strategic objectives, and align realized pay with performance.
Philosophy and Guiding Principles
Carrier’s compensation programs are designed with a focus on long-term, sustained winning through customer commitment and operational excellence. We will drive performance against short- and long-term financial goals while executing the company’s strategic vision to create exceptional shareowner value.
Carrier’s guiding principles for executive compensation were established as follows:
▪We create compensation plans that are simple and transparent to employees and shareowners.
▪We strive to attract and retain the best and most diverse teams that are motivated through compensation programs that are market competitive.
▪We pay for performance and ensure that incentive plans have a clear connection between increasing shareowner value and exceeding customer commitments.
▪We clearly align compensation programs to business priorities and shareowner interests, underpinned by a culture strongly tied to the Carrier Code of Ethics and The Carrier Way.
Governance Practices
The Committee believes Carrier’s executive compensation program reinforces its pay-for-performance culture and includes corporate governance practices that are considered by investors to reflect market best practices.

32	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

What We Do	What We Do Not Do

  Use an independent executive compensation consultant to advise the Committee
  Annually review and update the composition of our compensation peer group, as appropriate
  Emphasize long-term, performance-based compensation and meaningful share ownership guidelines to align executive and shareowner interests
  Align PSU payouts with stock price performance through a relative TSR metric
  Design transparent, formulaic incentive plans to promote short- and long-term business success
  Have "double-trigger" provisions for severance payable in the event of a change in control
  Have a "clawback" provision in both annual and long-term incentive plans to recover cash and equity incentive payments from executives in certain circumstances
  Maintain a three-year vesting schedule for annual equity awards
  Perform annual compensation risk assessment to ensure program does not encourage excessive risk-taking

  Provide excise tax gross-ups on severance/change in control payments
  Permit repricing of stock options or other equity-based awards without shareowner approval
  Pay dividends on SARs or PSUs during performance period
  Permit non-employee directors, executives or other employees to engage in short sales or enter into hedging, puts, calls or other "derivative" transactions with respect to company securities
  Permit non-employee directors or executives to engage in pledging, hedging or short sales
  Provide excessive perquisites
  Provide single-trigger benefits under change in control agreements
  Provide time-based RSUs to NEOs

2022 Say-on-Pay Vote
We engage with and value the feedback of our shareowners on the components of our executive compensation program. We also regularly engage with our independent compensation consultants, industry groups and proxy advisors to work to ensure that we are continually reviewing and evolving our compensation programs in line with competitive market standards. We share feedback received on our compensation programs and market practices with the Committee. In response to feedback received from shareowners and proxy advisors in 2022, this year's "Compensation Discussion and Analysis" provides additional information regarding relative peer group and payout thresholds for PSUs granted under the Long-Term Incentive Plan (the "LTI Plan"). The Committee carefully considers the long-term interests of the company and our shareowners when making decisions regarding our compensation programs. Carrier’s shareowners again expressed strong support for our executive compensation program at our 2022 Annual Meeting, with a vote of 94.1% in support.

Favorable Say-on-Pay Results
2021	2022
94%	94%

2023 Proxy Statement	33

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Section I: 2022 Financial Performance Summary
Our business strategy emphasizes driving solid top- and bottom-line growth. This includes establishing stretch, but attainable, goals for sales, adjusted operating profit, free cash flow and earnings per share to deliver sustainable shareowner value creation. Carrier’s executive compensation program is designed to motivate NEOs to execute this strategy.
2022 was a significant year for Carrier, as we continued to deliver strong financial results despite continued challenges related to significant and unprecedented inflationary headwinds and persistent supply chain challenges. We are pleased to report that the company performed well against key financial, operational and strategic performance targets in 2022, many of which are incorporated into our performance-based compensation plans.

Financial Highlights
	GAAP	Adjusted*

▪In January 2022, the company sold Chubb, which represented over $2 billion in 2021 revenues.
▪Strong price/cost management and productivity drove higher operating profits in 2022 despite lower net sales primarily as a result of the Chubb sale.
▪Net sales decreased 1% year-over-year, with organic sales growth of 8%.
▪Operating margin increased 930 basis points, and adjusted operating margin was up 50 basis points.
▪Diluted EPS increased 119%, and adjusted EPS was up 3% despite the sale of Chubb and lower net sales.
▪Cash from operating activities and free cash flow in 2022 include tax payments associated with the gain on the Chubb sale as well as generally higher inventory levels related to supply chain challenges.
▪2022 capital deployment included a net decrease of about $750 million in our long-term debt, over $500 million in acquisitions, over $500 million in dividend payments and almost $1.4 billion in share repurchases.

Net sales (dollars in billions)

Operating profit (dollars in billions)

Operating margin (percent)

Earnings per share (dollars per share)

Net cash flows from operating activities/ Free cash flow (dollars in billions)

* See Appendix A beginning on page 72 for information regarding non-GAAP measures and a reconciliation of each non-GAAP measure to the most comparable GAAP measure.

Cumulative Total Shareholder Return (TSR) (dollars per share)
•TSR is a financial metric used in our LTI Plan.
•The graph compares the cumulative TSR of our common stock against the cumulative total return of the S&P 500 Index and the Dow Jones Industrials Index for the period from April 3, 2020 to December 31, 2022, assuming in each case a fixed investment of $100 at the respective closing prices of April 3, 2020, the date of Carrier's Separation, including reinvestments of dividends.
•Our cumulative performance outpaced the S&P 500 Index and the Dow Jones Industrials Index over the same period.

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$287
$417
$317
$194
$151
$157
$176
$145
$154
4/3/2020
12/31/2020
12/31/2021
12/31/2022
Carrier Global
S&P 500 Index
Dow Jones Industrials Index

34	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Executive Compensation Program Overview
Carrier’s compensation programs are designed to reward strong financial performance that is aligned with long-term, sustainable shareowner value. The largest portion of compensation for the CEO and NEOs is at-risk compensation. As described in the table below, both our annual bonus and LTI awards are contingent on company performance relative to key financial metrics and multiyear cliff vesting requirements.
In accordance with the principle of aligning pay with performance, the Carrier Board, at the Committee’s recommendation, approved an annualized total target direct compensation package for the CEO, of which 90% is at risk. In addition, in 2022, 82% of total target direct compensation for other NEOs (on average) was at risk. Under the Annual Bonus and LTI plans, compensation is considered to be at risk because it is performance-based (payouts depend on achievement relative to pre-established performance goals), or subject to forfeiture in the case of a decrease in the company share price (even if vesting requirements are met), and is subject to restrictive covenants and clawback provisions.
The following table summarizes the principal components of the 2022 executive compensation program. These elements are intended to promote and reward financial performance through a variety of performance metrics and time horizons.
Executive Compensation Program Principal Components

ELEMENT	FORM OF AWARD	PROGRAM COMPONENTS		2022 TOTAL TARGET DIRECT COMPENSATION MIX [1]
			PERIOD	CEO	OTHER NEOs
BASE SALARY
	Cash	Fixed compensation component payable in cash	One year

ANNUAL BONUS						At-Risk Pay	Performance- Based Pay
	Cash	Variable compensation component payable in cash based on performance against annually established goals and assessment of individual and business segment performance	One year

LONG-TERM INCENTIVES (LTI)
	Stock Appreciation Rights (SARs) 50%	Drive long-term stock price appreciation; align the interests of executives with shareowners; serve to retain executive talent	Three years

	Performance Share Units (PSUs) 50%	Incentivize focus on long-term shareowner value creation through profitable growth and increase in share price over time; promote retention through long-term performance achievement and vesting requirements	Three years

CEO 2022	Other NEOs 2022

1 For the calculations above, total target direct compensation for 2022 includes annual base salary, the target value of annual bonus compensation and the target value of annual LTI awards, but does not include the target value of other special, one-time grants (e.g., sign-on equity awards).

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Section II: Executive Governance Practices
Roles and Responsibilities
Carrier uses a collaborative process to make compensation decisions for executives. The table below summarizes the roles and responsibilities of the key participants that are involved in this process:

KEY PARTICIPANTS	PRIMARY ROLES AND RESPONSIBILITIES RELATING TO EXECUTIVE COMPENSATION DECISIONS
Compensation Committee (Composed of four independent, non-employee directors who report to the Board)
▪Sets financial, strategic and operational goals and objectives for the company, the business segments and the CEO as they relate to the annual and long-term incentive plans
▪Assesses company, business segment and NEO performance relative to the pre-established goals and objectives set for the year
▪Recommends CEO pay adjustments to the Board based on its assessment of CEO performance and market data
▪Reviews the CEO’s recommendations for pay changes for Executive Leadership Team ("ELT") members and executive officers, and makes adjustments, as appropriate
▪Evaluates the competitiveness of the compensation packages for the CEO, NEOs, and non-NEO ELT members and executive officers
▪Approves all executive compensation program design changes, including incentive plans, severance, change in control, share ownership requirements, perquisites and supplemental benefit arrangements
▪Reviews risk assessments of Carrier’s compensation plans, policies and practices
▪Considers shareowner inputs regarding executive compensation decisions and policies
▪All decisions are subject to review by the other independent directors

Independent Compensation Consultant* (Pearl Meyer)	▪Provides advice and guidance to the Committee concerning compensation levels and our compensation programs ▪Reports directly to the Committee
CEO and Management
▪Consider the performance of each NEO and non-NEO ELT member and executive officer, his or her business segment and/or function, market benchmarks, internal equity and retention risk when determining pay recommendations
▪Present the Committee with recommendations for each principal element of compensation for ELT members and executive officers
▪Do not have any role in the Committee’s determination of CEO compensation
▪In consultation with the Committee's independent compensation consultant, provide insight on program design and compensation market data to assist the Committee with its decisions

*    During 2022, the Committee was assisted by Pearl Meyer, who reports directly to the Committee, attended all Compensation Committee meetings and communicated with the Committee Chair between meetings, as necessary. The Committee has reviewed Pearl Meyer’s qualifications, independence and any potential conflicts of interest. Pearl Meyer does not perform other services for or receive other fees from Carrier. The Committee therefore determined that Pearl Meyer qualified as an independent consultant. The Committee has the sole authority to modify or approve Pearl Meyer’s compensation, determine the nature and scope of its services, evaluate its performance, terminate the engagement and hire a replacement or additional consultant at any time.
Compensation Setting Cycle
The Board and Committee generally follow an annual compensation cycle with respect to each new fiscal year as described below. The independent directors of the Board make all final compensation decisions for the CEO, based on the recommendation of the Committee. The Committee also reviews and approves compensation for NEOs, non-NEO ELT members and other executive officers. Additionally, the Committee approves incentive plan designs, which include establishing performance measures, weightings and targets for annual bonus and LTI, setting target compensation values, granting equity awards and determining payouts, as well as determining the types and levels of benefits.

APPROVE JANUARY – MARCH	REVIEW AND ENGAGE APRIL – SEPTEMBER	EVALUATE OCTOBER – DECEMBER
▪Review CEO Performance
▪Approve annual base pay, annual bonus payouts (prior year), and LTI grants and performance results for PSUs
▪Set target compensation for CEO, ELT and executive officers
▪Conduct competitive market compensation review for NEOs and non-NEO ELT members
	▪Evaluate Compensation Peer Group ▪Consider compensation program changes ▪Review trends and developments related to compensation design and governance	▪Determine compensation program design changes for upcoming year ▪Establish performance measures, targets and individual performance objectives

36	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Peer Benchmarking and Compensation Peer Group
To maintain a competitive executive compensation program, the Committee believes the target value of each principal element of compensation (i.e., base salary, target annual bonus and target LTI award value) should approximate the market median of the companies that Carrier views as competitors for executive talent. The Committee annually evaluates each compensation element relative to the market for each ELT member’s role and adjusts, as necessary. However, individual compensation may vary from market median benchmarks based on the Committee’s assessment of other factors that it determines to be relevant, including business segment/function and individual performance, job scope, retention risk, internal pay equity, versatility of skills and experience in role.
To establish the competitive market rate for each of the principal components of ELT compensation, the Committee selects a group of publicly traded companies referred to as the "Compensation Peer Group." The Committee annually reviews the Compensation Peer Group to maintain relevancy and to ensure the availability of data, while seeking to avoid significant changes in the Compensation Peer Group to ensure a level of year-over-year comparison.
2022 Compensation Peer Group Data1,2

	CARRIER	PERCENTILE	RANKING	2022 Compensation Peer Group
Revenue ($M)	$20,613		11 of 16
				3M Co. Cummins Inc. Dover Corporation Eaton Corporation plc Emerson Electric Co. Honeywell International Inc. Illinois Tool Works Inc. Johnson Controls International plc	Otis Worldwide Corporation Parker Hannifin Corporation Stanley Black & Decker, Inc. Rockwell Automation, Inc. TE Connectivity Ltd. Trane Technologies plc Whirlpool Corporation

Market Capitalization ($M)	$46,810		9 of 16

1Revenues are stated in millions for the latest four quarters disclosed as of January 11, 2023. Market capitalizations are stated in millions as of January 11, 2023.
2In June 2022, the Committee reviewed the Compensation Peer Group. The Committee removed Dover Corporation and Rockwell Automation, Inc., given they no longer matched the criteria of revenue size. The Committee added Deere & Company and Caterpillar Inc. based on similar breadth of complexity and operating in the broad industrials arena. This updated Compensation Peer Group was used for 2023 compensation decisions.

2023 Proxy Statement	37

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Section III: 2022 CEO and NEO Compensation
The compensation program for the CEO and NEOs, and other executives, primarily consists of the following elements:
▪Base salary
▪Annual performance-based cash bonus
▪LTI compensation: for 2022, was composed of 50% SARs and 50% PSUs
2022 Base Salary
To attract and retain talented and qualified executives, we provide competitive base salaries, which we target at the market median. The Committee reviews the CEO’s recommendations for base salary adjustments for the ELT and other executive officers relative to market data for similar roles. The Committee has discretion to modify or approve the CEO’s recommendations, and the CEO has no involvement in the Board’s determination of his own compensation. Actual salaries may vary from market median based on factors such as job scope and responsibilities, experience in role, breadth of skills, tenure, individual performance, retention risk and internal pay equity. In 2022, the Committee recommended that the Board increase Mr. Gitlin's base salary to $1.35 million based on individual performance, market analysis of similar positions within our Compensation Peer Group and input from its independent compensation consultant to ensure appropriate external alignment.
The table below shows both the 2021 and 2022 annual base salary for each NEO. Base salary adjustments became effective on     April 1, 2022.

NEO	ANNUAL BASE SALARY AS OF 12/31/2021 ($)	ANNUAL BASE SALARY AS OF 12/31/2022 ($)	PERCENT INCREASE
David Gitlin	1,300,000	1,350,000	3.8%
Patrick Goris	715,000	760,000	6.3%
Christopher Nelson	670,000	715,000	6.7%
Timothy White	600,000	620,000	3.3%
Jurgen Timperman	600,000	620,000	3.3%
2022 Annual Bonus
We provide our NEOs the opportunity to earn annual cash incentive compensation under our Annual Bonus Plan. The Committee believes its methodology for determining annual bonus awards accomplishes the following objectives:
▪Establishes challenging but achievable performance goals that are consistent with the Committee’s assessment of opportunities and risks for the upcoming year, as communicated to investors
▪Sets annual bonus targets for NEOs that are market competitive
▪Allows the Committee to assess both overall company performance and individual performance
Annual Bonus Targets
The Committee approves annual bonus targets based on relevant market data for each NEO’s role, including market median levels in the context of total target compensation and the scope of the NEO's role. Annual bonus targets are expressed as a percentage of base salary and generally approximate the Compensation Peer Group median.
The 2022 annual bonus targets for each NEO are shown below.

NEO	2022 ANNUAL BONUS TARGET VALUE (AS % OF BASE SALARY)	2022 ANNUAL BONUS TARGET VALUE ($)
David Gitlin	160%	2,160,000
Patrick Goris	100%	760,000
Christopher Nelson	90%	643,500
Timothy White	90%	558,000
Jurgen Timperman	90%	558,000

38	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Annual Bonus Performance Metrics and Relative Weighting
Our 2022 Annual Bonus Plan was designed to reward NEOs for delivering top- and bottom-line growth and improving free cash flow ("FCF"), the results of which are used to establish a company performance factor as calculated in the 2022 Annual Bonus Final Company Performance Factor Table (the "Company Performance Factor"), which establishes the overall annual bonus pool.

FINANCIAL METRIC[1]	DEFINITION	WEIGHT	WHY DID THE COMMITTEE SELECT THESE METRICS?
Sales	Sales (a GAAP measure) adjusted for the impact of foreign exchange, acquisitions and/or divestitures.	40%
The Committee believes sales performance aligns with the company’s focus on organic growth which can be increased by improving market share, introducing new products and services, entering new markets, and pricing effectively.

Adjusted Operating Profit	Operating profit (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles, and other significant items of a nonrecurring and/or nonoperational nature and further adjusted for the impact of acquisitions, divestitures, foreign exchange and other items.	40%	The Committee believes that adjusted operating profit is an appropriate operating earnings goal because it measures the effectiveness and efficiency of our core operations.
Free Cash Flow (FCF)	Net cash flows provided by operating activities (a GAAP measure) less capital expenditures and further adjusted for the impact of foreign exchange, acquisitions and/or divestitures and related transaction costs.	20%	The Committee believes that FCF performance is a relevant measure of the ability to generate cash to fund operations and key strategic and business investments.
1Performance goals and results are based on non-GAAP financial measures and additional adjustments as approved by the Committee. See Appendix A beginning on page 72 for more details.

For the 2022 Company Performance Factor, Messrs. Gitlin and Goris, corporate NEOs, were measured on corporate financial metric goals. Messrs. Nelson and White, business segment NEOs, were measured on an equally weighted combination of corporate financial metric goals (50%) and their respective business segment financial metric goals (50%). For the first half of 2022, Mr. Timperman was treated in the same manner as the other business segment NEOs (measured on 50% corporate financial metric and 50% Fire & Security business segment metric goals). In the second half of 2022, Mr. Timperman held dual responsibilities as President, Fire & Security and interim Senior Vice President, Operations. Accordingly, the financial metric goals for the second half of 2022 were weighted using 75% of corporate financials and 25% of the Fire & Security business segment financials.

Corporate NEOs	Business Segment NEOs

In addition to the financial metrics, NEOs were assigned 2022 strategic, operational and ESG goals in furtherance of Carrier's 2030 ESG goals. As a part of the individual performance factor portion of the 2022 Annual Bonus Plan ("Individual Performance Factor"), each NEO's progress against these goals can result in upward or downward adjustments to the NEO's calculated annual bonus payout determined by the financial metrics.

2023 Proxy Statement	39

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
NEO Annual Bonus Payout Calculation

Base Salary $	x	Annual Bonus Target %	x	Company/Segment Performance Factor % (40% Sales, 40% Adjusted Operating Profit, 20% FCF)	x	Individual Performance Factor %	=	Final Annual Bonus Payout $

The annual bonus award for each executive is calculated by first multiplying each executive’s annual base salary by his annual bonus target percentage, multiplied by the applicable Company Performance Factor approved by the Committee, which takes into account business segment performance results if applicable. An Individual Performance Factor is then applied, resulting in a participant's final annual bonus payout. An individual participant's annual bonus payout cannot exceed 200% of such participant's annual bonus target value.
2022 Annual Bonus Final Company Performance Factor
The Annual Bonus Plan financial targets are set in partnership with the Committee and the Board of Directors and represent the Committee's desire for increases over prior year performance targets and results. These targets are aligned with shareowner value creation and are intended to be stretch but achievable. The Committee has the authority to reduce the final Company Performance Factor if it believes measured financial performance does not align with its assessment of overall performance.
Carrier delivered strong 2022 financial results, including increased organic sales, adjusted operating profit and adjusted earnings per share, amidst macroeconomic and persistent supply chain constraints. For the 2022 Annual Bonus Plan metrics, Carrier performance against established targets exceeded the annual sales target, finished near target for adjusted operating profit, and fell below the free cash flow target, with overall performance against corporate financial targets resulting in a 93.2% Company Performance Factor.

FINANCIAL METRIC[1]	WEIGHTING	THRESHOLD 50% PAYOUT	TARGET 100% PAYOUT	MAXIMUM 200% PAYOUT	ACHIEVEMENT	COMPANY PERFORMANCE FACTOR

Sales	40%				104.0%	41.6%

Adjusted Operating Profit	40%				98.9%	39.6%

Free Cash Flow	20%				60.2%	12.0%

		Final Company Performance Factor:				93.2%
1Performance goals and results are based on non-GAAP financial measures. See Appendix A beginning on page 72 for more details.
To support the company's commitment to driving free cash flow performance and focused improvement over 2022 results, the Committee approved for the 2023 Annual Bonus Plan an increase in the weighting of the FCF financial metric, so that it will be equally weighted with the sales and adjusted operating profit metrics.
2022 Annual Bonus Individual Performance Factor
NEOs begin the year with individual financial, strategic, operational and ESG objectives. Based on the CEO’s assessment of each NEO’s individual performance against these, and overall individual performance, he may recommend that the Committee makes an adjustment to increase or decrease the Individual Performance Factor, and final annual bonus payout. The Committee considers these recommendations and makes any adjustments it deems appropriate. Mr. Gitlin has no role in the Committee’s determination of his own annual bonus.
The Board of Directors assigned an Individual Performance Factor of 100% for Mr. Gitlin. The CEO, based on his assessment of individual performance, recommended to the Committee individual performance factors for each of the NEOs, including factors of 105% for both Messrs. Goris and Nelson, reflective of their individual performance, delivery on strategic objectives and overall contributions towards achieving the company’s 2022 financial goals.

40	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

Link Between Executive Pay and Performance Against ESG Objectives
NEOs have priorities tied to critical ESG topics such as Sustainability, Safety, Culture, Engagement and I&D. Progress toward these goals is considered when determining the Individual Performance Factor of each NEO.
See "Our Company - Carrier 2030 ESG Goals, Sustainability and I&D" sections for additional detail regarding Carrier's non-financial goals and accomplishments.

2022 CEO and NEO Annual Bonus Final Payouts
Based on the factors discussed above, the final 2022 annual bonus payouts for the CEO and NEOs are noted below.

NEO	TARGET BONUS PERCENTAGE % OF BASE SALARY	2022 ANNUAL BONUS TARGET VALUE ($)	COMPANY/SEGMENT PERFORMANCE FACTOR	INDIVIDUAL PERFORMANCE FACTOR	TOTAL PAYOUT FACTOR	FINAL ANNUAL BONUS PAYOUT ($)
David Gitlin	160%	2,160,000	93.2%	100.0%	93.2%	2,013,120
Patrick Goris	100%	760,000	93.2%	105.0%	97.9%	743,740
Christopher Nelson	90%	643,500	103.0%	105.0%	108.2%	695,960
Timothy White	90%	558,000	79.0%	100.0%	79.0%	440,820
Jurgen Timperman	90%	558,000	82.5%	100.0%	82.5%	460,350
2022 Long-Term Incentives
Long-term incentives are intended to align the interests of NEOs with shareowners by linking a meaningful portion of executive compensation to shareowner value creation over a multiyear period. To ensure that the compensation of our NEOs is closely aligned with the long-term strategic objectives of the company and the interests of shareowners, the 2022 annual LTI awards for company executives were comprised of only performance-based LTI instruments: SARs and PSUs. As such, we did not grant any time-based Restricted Stock Units ("RSUs") to NEOs.

	METRIC	WEIGHTING	RATIONALE	FEATURES
SARs	Not applicable	50%	Stock price appreciation	▪Three-year cliff vesting ▪10-year life ▪Exercise price equal to the closing price of our common stock on the date of grant
PSUs	Adjusted Earnings Per Share (“EPS”) Compound Annual Growth Rate (“CAGR”)	25%	Stock price appreciation Motivates achievement of long-term business strategy	▪Three-year cliff vesting ▪Subject to performance measured over a three-year period ▪Final earned awards contingent on achievement of 3-year EPS CAGR targets
PSUs	Total Shareholder Return (“TSR”) relative to a subset of the S&P 500 Industrials Index	25%	Stock price appreciation Motivates achievement of long-term business strategy	▪Three-year cliff vesting ▪Subject to performance measured over a three-year period ▪Final earned awards contingent on Carrier’s TSR relative to a subset of the S&P 500 Industrials Index
Stock Appreciation Rights ("SARs")
SARs are a regular component of our LTI program. SARs directly align the long-term interests of our executives with those of shareowners by tying their value to sustained long-term company performance. The three-year vesting schedules and the extended terms of the SARs tied to continued employment serve to retain executive talent. SARs provide value to executives only if the price of our common stock increases after the SARs are granted. SARs are granted with an exercise price equal to the closing price of our common stock on the date of grant, generally vest 100% on the third anniversary of the date of grant and expire 10 years from the date of grant, unless terminated earlier following termination of employment.
The number of SARs granted is determined by dividing the targeted U.S. dollar value of SARs by the fair value of one SAR using a binomial lattice option pricing model.
Performance Share Units ("PSUs")
The Committee believes PSUs are an integral component of our executive compensation program, and no less than 50% percent of an executive’s target LTI award value should be delivered through PSUs. PSUs support the achievement of long-term financial and business goals and promote retention through long-term performance achievement and vesting requirements. The number of PSUs granted is determined by dividing the target dollar grant value of PSUs by the 20-day average closing price of our common stock prior to the date of grant.

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Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
The PSUs paid at the end of the three-year performance period can range from 0% to 200% of the target number of shares, based upon the achievement of pre-established performance goals. For grants made in 2022, the two performance goals were EPS CAGR and Relative TSR, each weighted 50%.
The Relative TSR metric compares our share price performance with a relative performance benchmark group index that includes a subset of companies in the S&P 500 Industrials Index ("Performance Peer Group"). The Performance Peer Group includes companies in the industries most closely linked to Carrier, including those in the following industries: Building Products, Construction Machinery & Heavy Trucks, Electrical Components & Equipment, Industrial Conglomerates, and Industrial Machinery. We believe that tracking Carrier's performance against the Performance Peer Group more closely ties realized compensation of our NEOs to Carrier's performance by comparing to the performance of comparable companies in the market. The Performance Peer Group for PSU awards granted in 2022 included the 31 companies listed below:

2022 PERFORMANCE PEER GROUP[1]
3M Co.	Fortive Corporation	Parker Hannifin Corporation
A. O. Smith Corporation	Fortune Brands Innovations, Inc.	Pentair plc
Allegion plc	General Electric Co.	Rockwell Automation, Inc.
Ametek, Inc.	Honeywell International Inc.	Roper Technologies, Inc.
Caterpillar Inc.	IDEX Corporation	Snap-On Incorporated
Cummins Inc.	Illinois Tool Works Inc.	Stanley Black & Decker, Inc.
Dover Corporation	Ingersoll-Rand Inc.	Trane Technologies plc
Eaton Corporation plc	Johnson Controls International plc	W.W. Grainger Inc.
Emerson Electric Co.	Masco Corporation	Wabtec Corporation
Fastenal Co.	PACCAR Inc.	Xylem Inc.
Flowserve Corporation
1For 2023, the Committee has approved a revised list of 29 companies to reflect changes to the S&P 500 Industrials sub-industry designations.
The payout formula, as summarized below, aligns closely to our Compensation Peer Group's prevalent practices to ensure we can attract and retain talent. The number of shares earned will be interpolated for results between those percentiles. If performance shares are earned but our absolute TSR is negative, the number of shares earned for the portion tied to Relative TSR will be capped at target.

	THRESHOLD	TARGET	MAXIMUM
Carrier Global Corporation TSR Performance Relative to a Subset of the S&P 500 Industrials Index	25th Percentile	50th Percentile	75th Percentile
Percent of Target Shares Earned	25%	100%	200%
For EPS CAGR, the Committee works closely with management to review and establish rigorous performance metrics that are consistent with the company's long-term strategic objectives communicated to investors, and sets a three-year growth rate target that will challenge our executives to drive results that generate shareholder returns. At the end of the three-year performance period, our NEOs' earned awards are based on the level of achievement against this target. Performance results and payout totals for the first PSUs issued by the company since the Separation to NEOs for the performance period running from January 1, 2021, through December 31, 2023, will be disclosed in our Proxy Statement for the 2024 Annual Meeting.
2022 CEO and NEO Annual Long-Term Incentive Target Values
The Committee primarily considered the following factors in determining the grant date target value of annual LTI awards granted to each NEO in 2022:
▪Competitive market median levels in the context of total target compensation, which includes base salary, target annual bonus opportunity and target LTI
▪The scope of responsibility of the NEO relative to the other executives in the LTI program and relative importance of the NEO to the company’s long-term success
▪The LTI award recommendations of Mr. Gitlin for NEOs other than himself
The target values for the SAR and PSU awards differ from the corresponding values reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table, on pages 46 and 47, respectively, due to different methodologies used in assigning the economic value of equity-based awards required for accounting and proxy statement reporting purposes. The Committee makes equity award decisions based on grant date expected value, including using a 20-day pricing average, while the accounting and proxy statement values are determined in accordance with GAAP requirements.

42	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

NEO	TARGET VALUE OF SARs ($)	TARGET VALUE OF PSUs ($)	TOTAL TARGET VALUE 2022 ANNUAL LTI ($)
David Gitlin	4,750,000	4,750,000	9,500,000
Patrick Goris	1,400,000	1,400,000	2,800,000
Christopher Nelson	1,325,000	1,325,000	2,650,000
Timothy White	800,000	800,000	1,600,000
Jurgen Timperman	950,000	950,000	1,900,000
Actual awards in 2022 were consistent with target values above for all NEOs, with the exception of Mr. Goris, who received 110% of target award, reflective of his long-term value to the company as approved by the Compensation Committee and as reflected in the Summary Compensation Table.
Section IV: Other Compensation Elements
Benefits
Carrier NEOs are eligible for company-provided benefit plans, including a qualified 401(k) savings plan, health and welfare benefits, deferred compensation, and other nonqualified supplemental retirement plans. NEOs generally participate in these plans on the same basis as other eligible U.S. salaried employees. Our deferred compensation plan offers additional deferral opportunities for base and bonus compensation. Our nonqualified supplemental retirement plans use the same formula as our qualified savings plan to provide benefits that may not be paid under our qualified savings plan due to annual limitations imposed under the Internal Revenue Code ("IRC"). Although we previously allowed eligible U.S. salaried employees to defer receipt of their PSUs under our Carrier LTIP PSU Deferral Plan, no NEOs participated in this plan, and the ability to defer PSUs granted on or after January 1, 2021, was discontinued in 2022 due to low participation.
Carrier also continues to pay benefits under a nonqualified defined benefit plan (the Pension Preservation Plan, or "PPP") to eligible employees hired prior to January 1, 2010. Benefits are calculated using a final average earnings or cash balance formula based on dates of hire, and all future benefit accruals were frozen effective December 31, 2019. Messrs. Gitlin and Nelson are the only NEOs eligible for benefits under the PPP. More information about their benefits can be found in the Pension Benefits and Nonqualified Deferred Compensation Table on pages 50 and 51, respectively.
Perquisites
Our NEOs receive a limited perquisite package that includes annual physicals and financial planning. The CEO is allowed personal use of the corporate aircraft for up to 50 hours per year. Personal use of the corporate aircraft is generally prohibited for other NEOs, except in rare situations, and with preapproval by the CEO. There was no personal use of corporate aircraft by NEOs other than the CEO in 2022.
NEOs are eligible to participate in the same company-funded long-term disability program as other employees, with a basic annual benefit upon disability that is equal to 60% of base salary, and certain buy-up options. Messrs. Gitlin, Nelson and Timperman also are eligible for a grandfathered disability benefit inherited from UTC upon the Separation in 2020 equal to 80% of base salary plus target bonus compensation.
Mr. Gitlin has company-funded life insurance coverage up to three times his base salary at age 62 (projected or actual) (the "CEO Life Insurance Policy"), which was a UTC grandfathered benefit.
Employment Agreements, Severance and Change-in-Control Agreements
Carrier has not entered into employment agreements with any of the NEOs. We may provide at-will offer letters to newly hired executive officers. We also do not have any agreements that would provide automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-up payments to any NEOs in the event of a change in control of the company.
Post-Employment Restrictive Covenants
To discourage executives (which includes each of the NEOs) from engaging in activities after termination or retirement that are detrimental to Carrier, such as disclosing proprietary information, soliciting Carrier employees or engaging in competitive activities, the LTI Plan includes clawback provisions that would allow Carrier to claw back LTI awards issued during the three-year period preceding termination or retirement. In addition to these clawback provisions, beginning with LTI awards granted in 2022, as a condition to award acceptance (and regardless of whether the award recipient receives any benefits in connection with the award), the Committee requires all LTI award recipients to agree to the following post-employment covenants for the protection of the company: (i) confidentiality; (ii) non-competition; (iii) employee and customer non-solicitation; and (iv) non-disparagement.

2023 Proxy Statement	43

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Clawback Provisions
Carrier’s LTI and Annual Bonus plans both provide for the clawback, recoupment and/or recovery of awards under certain circumstances. Under the Annual Bonus Plan, Carrier can claw back bonuses if a performance goal is recalculated as a result of the executive’s negligence or misconduct, and the corrected performance goal would have (or likely would have) resulted in a reduced bonus. Under the LTI Plan, Carrier has the authority to cancel awards, including vested awards, and to recoup any gains realized by participants from previous LTI awards if a participant is terminated for cause, including as a result of willful misconduct or negligence that is injurious to the company. Carrier also may claw back LTI awards if the participant violates post-employment non-competition, non-solicitation or non-disparagement covenants, or if it is discovered within three years that the participant could have been terminated for cause.
Senior Executive Severance Plan
Carrier maintains a Senior Executive Severance Plan (the “Severance Plan”) to provide certainty in the event a member of the ELT is involuntary separated, including the NEOs.
The Severance Plan provides for the payment of severance and other benefits upon an involuntary termination of employment other than for Cause, Disability (as such terms are defined in the Severance Plan) or death, which are not considered a qualifying termination under the company’s Change in Control Severance Plan (as described below). Subject to the execution of a release and covenant agreement, which will contain a release of claims, perpetual covenants of confidentiality and non-disparagement, and covenants of non-competition and non-solicitation that will extend for a period of two years after termination, the Severance Plan provides for the following payments and benefits upon a qualifying termination:
▪A lump-sum payment equal to one-and-a-half times (two times for the CEO) the executive’s annual base salary
▪In the event an executive’s termination of employment occurs during the last fiscal quarter of the annual bonus performance period, a prorated bonus for the year of termination, calculated based on target performance for any individual performance goals and actual performance for the full year with respect to all other performance goals
▪Continued healthcare benefits for the executive (and eligible dependents) for up to 12 months at no cost to the executive
▪Outplacement services for up to 12 months
The value of the lump-sum payment referenced above will be offset by the value of any RSU award originally granted to the executive in connection with the executive’s appointment as a member of the legacy UTC Executive Leadership Group that vests upon the executive’s termination, as well as by any other severance benefits that the executive is entitled to receive upon termination of employment.
Change in Control Severance Plan
Carrier also offers a Change in Control Severance Plan under which any NEO who is terminated without cause or resigns for good reason on, or within the two years of, a change in control (as defined in the plan) would be entitled to receive certain benefits (subject to the NEO’s execution of a release of claims in favor of Carrier and agreement to a one-year post-termination non-competition covenant and a two-year post-termination non-solicitation covenant). These benefits include:
▪A lump-sum cash severance payment equal to three times (for the CEO) or two times (for the other NEOs) the sum of (a) the officer’s annual base salary and (b) the officer’s target annual bonus
▪A prorated target annual bonus for the year of termination (reduced by any annual bonus payment to which the NEO is entitled for the same period of service)
▪Up to 12 months of healthcare benefit coverage continuation at no premium cost to the NEO
▪Outplacement services for 12 months
▪Continued financial planning services for 12 months
The Change in Control Severance Plan provides that in the event that the payments and benefits to an NEO in connection with a change in control of Carrier, whether pursuant to the Severance Plan or otherwise, would be subject to the golden parachute excise tax imposed under Sections 280G and 4999 of the IRC, then the NEO will either receive all such payments and benefits and pay the excise tax, or such payments and benefits will be reduced to the extent necessary so that the excise tax does not apply, whichever approach results in a higher after-tax amount of the payments and benefits being retained by the NEO.

44	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Section V: Other Compensation Policies and Practices
Share Ownership Requirements
To further encourage the alignment of management and shareowner interests, the Board has adopted the following share ownership requirements for the CEO, NEOs and non-employee directors.

6x	5x	4x
base salary for CEO	annual cash retainer for non-employee directors	base salary for CFO and segment presidents
Under these requirements, each of the non-employee directors, CEO, CFO and segment presidents is required to own shares of Carrier common stock, including DSUs and RSUs, and excluding stock options, SARs and unvested PSUs, that are equal in value to the applicable multiple of their then base salary (or base annual cash retainer for non-employee directors) within five years of attaining that position. The Board has also imposed share requirements for certain ELT members not identified above. Non-employee directors and the above-named officers who do not meet the foregoing share ownership requirements within the applicable five-year period will not be permitted to sell shares of Carrier common stock until satisfying these requirements. Each of the non-employee directors and foregoing officers currently comply with their respective ownership requirements or are on track to meet them within the five-year period.
No Short Sales, Pledging or Hedging of Carrier Securities and No Option Repricing
Carrier does not allow its directors, officers or employees to enter into short sales of Carrier common stock. Similarly, directors, officers and employees may not pledge or assign an interest in Carrier common stock or other equity interests as collateral for a loan. Additionally, transactions in put options, call options or other derivative securities that have the effect of hedging the value of Carrier securities are prohibited, whether or not those securities were granted to or held directly or indirectly, by the director, officer or employee. Carrier’s LTI Plan prohibits repricing of underwater stock options and SARs without shareowner approval.
Tax Deductibility of Incentive Compensation
For 2022, IRC section 162(m) limited Carrier’s deduction to $1 million for annual compensation paid to covered employees, as defined in IRC section 162(m).
The Committee believes that the company’s interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the IRC.
Risk Assessment
In 2022, the Committee and management, with the assistance of Pearl Meyer, conducted a review of Carrier’s compensation strategies, plans, programs, policies and practices, including executive compensation, major broad-based compensation programs and sales compensation. The goal of this review was to assess whether any of Carrier’s compensation strategies, plans, programs, policies or practices, either individually or in the aggregate, would encourage executives or employees to undertake unnecessary or excess risks that were reasonably likely to have a material adverse impact on Carrier. The review included compensation strategy and philosophy, annual and LTI design, sales compensation, severance benefits (both absent a change in control of Carrier and following a change in control of Carrier), corporate governance, compensation policies and practices, such as clawback provisions, executive share ownership requirements, and prohibition on short sales, pledging and hedging of Carrier securities. Based on the review, management and the Committee concluded that Carrier’s compensation strategies, plans, programs, policies and practices did not pose material risk due to a variety of mitigating factors.
Report of the Compensation Committee
The Compensation Committee establishes and oversees the design and function of Carrier’s executive compensation program. We have reviewed and discussed the foregoing CD&A with the management of the company and have recommended to the Board that the CD&A be included in Carrier’s Proxy Statement for the 2023 Annual Meeting.
Compensation Committee
Michael A. Todman, Chair
Jean-Pierre Garnier
John J. Greisch
Susan N. Story

2023 Proxy Statement	45

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Compensation Tables
Summary Compensation Table

NAME AND POSITION	YEAR	SALARY ($)	BONUS ($)[1]	STOCK AWARDS ($)[2]	OPTION AWARDS ($)[3]	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)[4]	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)[5]	ALL OTHER COMPENSATION ($)[6]	TOTAL ($)
David Gitlin Chairman & Chief Executive Officer	2022	1,337,500	—	4,483,081	4,530,856	2,013,120	—	857,690	13,222,247
	2021	1,275,000	—	4,708,211	4,359,119	3,827,200	—	723,285	14,892,815
	2020	958,333	—	5,803,499	5,194,412	2,070,000	302,617	1,112,090	15,440,951
Patrick Goris Senior Vice President & Chief Financial Officer	2022	748,750	—	1,453,401	1,468,988	743,740	—	227,564	4,642,443
	2021	711,250	—	1,496,298	1,385,258	1,315,600	—	257,120	5,165,526
	2020	87,500	1,000,000	2,000,132	2,000,926	—	—	41,053	5,129,611
Christopher Nelson President, HVAC	2022	703,750	—	1,250,639	1,263,878	695,960	—	255,227	4,169,454
	2021	665,000	—	1,208,429	1,118,849	1,157,760	—	212,431	4,362,469
	2020	563,333	—	1,730,133	1,491,206	737,100	84,192	162,235	4,768,199
Timothy White[7] President, Refrigeration	2022	615,000	700,000	755,129	763,089	440,820	—	144,529	3,418,567
	2021	225,000	500,000	1,791,985	1,790,859	853,200	—	608,412	5,769,456
Jurgen Timperman President, Fire & Security	2022	615,000	—	896,804	906,171	460,350	—	168,776	3,047,101
	2021	595,000	—	1,093,488	1,012,325	783,000	—	155,501	3,639,314
	2020	475,833	—	1,470,255	1,292,051	657,720	—	122,876	4,018,735
1Bonus. For Mr. White, the amount shown for 2022 includes the second and final portion of his cash sign-on bonus paid to offset compensation forfeited from his former employer, which must be repaid if he voluntarily resigns within two years of the payment date, as required pursuant to his August 16, 2021, offer letter.
2Stock Awards. Grant date fair value of the PSUs and RSUs granted in the applicable year calculated in accordance with FASB ASC Topic 718, but excluding the effect of estimated forfeitures. The grant date fair values shown for PSU awards granted in 2022 to our NEOs assume target-level performance. If the PSU awards are valued at two times the target number of shares (the maximum potential payout), then for fiscal 2022 the stock award amount would increase by $4,483,081, $1,453,401, $1,250,639, $755,129 and $896,804 for Messrs. Gitlin, Goris, Nelson, White and Timperman, respectively. For additional information on awards made in fiscal 2022, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-end Table. The assumptions made in calculating the fair value of the PSUs granted on February 2, 2022, are set forth in Note 14 – Stock-Based Compensation to the Consolidated Financial Statements set forth in Carrier’s 2022 Annual Report on Form 10-K.
3Option Awards. Grant date fair value of SARs granted during 2022, calculated in accordance with FASB ASC Topic 718, but excluding the effect of estimated forfeitures. The assumptions made in the valuation of the SARs are set forth in Note 14 – Stock-Based Compensation to the Consolidated Financial Statements set forth in Carrier’s 2022 Annual Report on Form 10-K.
4Non-Equity Incentive Plan Compensation. Amounts earned under the 2022 Annual Bonus Plan, based on the achievement of corporate, segment and individual performance objectives. See “Compensation Discussion and Analysis – Section III: 2022 CEO and NEO Compensation – 2022 Annual Bonus” for additional detail regarding the Annual Bonus Plan.
5Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts in this column reflect the change, if any, in the year-over-year actuarial present value of each NEO’s accrued benefit under Carrier’s PPP. Actuarial value computations are based on the assumptions disclosed under "Pension Benefits" below. This year there was a net reduction in actuarial value for Messrs. Gitlin and Nelson because the discount rate used to determine the present value of these benefits increased from 2.50% in 2021 to 5.25% in 2022. In accordance with SEC rules, no amount is reported for the NEOs with a negative value. The total year-over-year decrease in pension benefits for Mr. Gitlin was -$432,268 and for Mr. Nelson was -$126,135. Carrier’s Deferred Compensation Plan ("DCP") does not provide above-market rates of return. Therefore, no amounts are reported here.
6All Other Compensation. The 2022 amounts in this column consist of the following items:

NAME	PERSONAL USE OF CORPORATE AIRCRAFT ($)[a]	INSURANCE PREMIUMS ($)[b]	COMPANY CONTRIBUTIONS TO 401(K) PLANS ($)[c]	COMPANY CONTRIBUTIONS TO NONQUALIFIED RETIREMENT PLANS ($)[d]	RELOCATION BENEFITS ($)[e]	FINANCIAL PLANNING ($)[f]	TAX PREPARATION/ REIMBURSEMENT PAYMENTS ($)[g]	HEALTH BENEFITS ($)[h]	MISCELLANEOUS ($)[i]	TOTAL ($)
D. Gitlin	91,862	115,692	25,133	573,972	—	16,475	—	29,260	5,296	857,690
P. Goris	—	—	27,755	160,101	—	15,000	—	22,501	2,207	227,564
C. Nelson	—	—	34,356	181,579	—	16,475	—	22,492	325	255,227
T. White	—	—	26,230	76,700	1,027	16,475	—	22,300	1,797	144,529
J. Timperman	—	—	27,755	99,463	—	12,000	5,992	22,300	1,266	168,776
aIncremental variable operating costs incurred for personal air travel, which includes fuel (calculated on the basis of aircraft-specific average consumption rates and fleet average fuel costs), fleet average landing and handling fees for both domestic and international trips, crew lodging and meal allowances, catering and hourly maintenance contract charges, when applicable. Because fleet-wide aircraft utilization is primarily for business purposes (approximately 93% in 2022), capital and other fixed expenditures were not treated as an incremental cost. When two or more NEOs traveled for personal reasons on the same flight, the incremental operating costs are proportionately split among the NEOs. When an NEO experienced personal travel during a trip that was classified as primarily business in nature, the incremental mileage and operating costs incurred as a result of the personal travel were allocated to the NEO. The Carrier Board of Directors authorized Mr. Gitlin to use up to 50 hours of personal time on the corporate aircraft of which 19.1 were utilized.

46	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
bPremiums paid on behalf of Mr. Gitlin under the grandfathered CEO Life Insurance Policy. Under this plan, Carrier pays the premiums on a cash value life insurance contract owned by the CEO. Life insurance benefits equal up to three times the CEO’s actual or projected base salary at age 62. Once vested, at age 55, Carrier funds the policy to maintain coverage following retirement.
cDollar value of company-matching and age-based company automatic contributions made into the Carrier Retirement Savings Plan.
dDollar value of company contributions to the Carrier Savings Restoration Plan (“SRP”) and the Carrier Automatic Contribution Excess Plan (“CACEP”). Under the SRP, participants are credited with a benefit equal to the company matching contribution that the NEO did not receive under the Carrier Retirement Savings Plan due to IRC limits. The CACEP provides an additional age-based company automatic contribution for compensation earned over IRC limits.
eRepresents reimbursement for taxes on imputed income associated with the relocation-related benefits provided to Mr. White.
fCosts associated with a financial planning benefit available to NEOs provided by a third party.
gCosts associated with tax preparation by a third party.
hCosts incurred by the company associated with broad-based company-covered healthcare benefits. In addition, certain NEOs are eligible for grandfathered long-term disability benefits described on page 43. However, because no cost is incurred unless the NEO actually becomes disabled, no amount is reflected in this column.
iFor Mr. Gitlin, this amount includes a credit ($2,268) due to his decision to opt-out of the company’s basic life insurance and costs to the company ($3,028) related to Board gifts and spousal travel. For Messrs. Goris, Nelson and Timperman, the costs to the company related to Board gifts and spousal travel in the amount of $2,207, $325, $1,797 and $1,266, respectively.
7Mr. White joined Carrier in August 2021 and received a one-time cash payment ($394,053) to cover reimbursement of a sign-on bonus he was required to pay to his prior employer. In 2022, Mr. White received a tax refund in the amount of $167,387 related to the reimbursement to his prior employer, which he repaid to Carrier and which is reflected by a reduction in that amount to his 2021 "All Other Compensation" total.
Grants of Plan-Based Awards Table

	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS[2]			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS[3]			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)[4]	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)[5]	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)[6]
GRANT DATE[1]	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
D. Gitlin
—	216,000	2,160,000	4,320,000	—	—	—	—	—	—	—
2/2/2022	—	—	—	11,926	95,405	190,810	—	—	—	4,483,081
2/2/2022	—	—	—	—	—	—	—	421,475	47.51	4,530,856

P. Goris
—	76,000	760,000	1,520,000	—	—	—	—	—	—	—
2/2/2022	—	—	—	3,867	30,930	61,860	—	—	—	1,453,401
2/2/2022	—	—	—	—	—	—	—	136,650	47.51	1,468,988

C. Nelson
—	64,350	643,500	1,287,000	—	—	—	—	—	—	—
2/2/2022	—	—	—	3,327	26,615	53,230	—	—	—	1,250,639
2/2/2022	—	—	—	—	—	—	—	117,570	47.51	1,263,878

T. White
—	55,800	558,000	1,116,000	—	—	—	—	—	—	—
2/2/2022	—	—	—	2,009	16,070	32,140	—	—	—	755,129
2/2/2022	—	—	—	—	—	—	—	70,985	47.51	763,089

J. Timperman
—	55,800	558,000	1,116,000	—	—	—	—	—	—	—
2/2/2022	—	—	—	2,386	19,085	38,170	—	—	—	896,804
2/2/2022	—	—	—	—	—	—	—	84,295	47.51	906,171
1The Committee approved the 2022 annual LTI awards at its regularly scheduled meeting on February 2, 2022, effective immediately.
2Represents the 2022 annual bonus established for each NEO under the Annual Bonus Plan, which is an incentive program designed to reward achievement of annual performance goals. Threshold amounts are determined based on the assumption that only the lowest weighted financial metric (FCF) vests at threshold. The performance measures and methodology for calculating payouts are described in “Compensation Discussion and Analysis – Section III: 2022 CEO and NEO Compensation – 2022 Annual Bonus”.
3Number of PSUs granted under the LTI Plan, which vest based on performance relative to three-year EPS growth (weighted at 50%) and a three-year relative TSR goal (weighted at 50%). The number of shares that were possible to earn at the time of grant ranged from 0% to a maximum of 200% of the target number of PSUs. If the company’s three-year TSR is negative, the payout for the TSR portion of the award is capped at 100% regardless of the company’s relative TSR performance versus the companies within a subset of the S&P 500 Industrials Index. Each PSU corresponds to one share of Carrier common stock. Unvested PSUs do not accrue dividend equivalents. Vested PSUs are settled in unrestricted shares of Carrier common stock at the end of the performance period following the Committee’s review and approval of performance achievement levels. Threshold amounts are determined based on the assumption that only one of the PSU performance goals vests at threshold. See “Compensation Discussion and Analysis – Section III: 2022 CEO and NEO Compensation – 2022 Long-Term Incentives” for more information.
4SARs vest and become exercisable three years from the grant date, subject to the NEO’s continued service with the company, except in certain limited circumstances described in the footnotes to the Potential Payments on Termination or Change in Control Table.
5The SAR exercise price equals the closing price of Carrier common stock on the grant date.
6Grant date fair value of awards granted in 2022, with vesting assumed at 100% of target for performance-based awards. Values are calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures.

2023 Proxy Statement	47

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Outstanding Equity Awards at Fiscal Year-End Table
This table reflects awards that relate to Carrier shares. Upon the Separation that occurred on April 3, 2020, vested UTC SARs were converted into vested SARs of Carrier, Raytheon and Otis that remain exercisable until the expiration of their term, regardless of continued employment with Carrier. Only such vested Carrier SARs are included in this table.

	OPTION AWARDS					STOCK AWARDS
NAME / GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)[1]	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)[2]		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)[3]	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)[4]	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)[5]
D. Gitlin
02/02/2022	—	421,475	[6]	47.51	02/01/2032	—		—	190,810	7,870,913
02/04/2021	—	440,315	[7]	38.33	02/03/2031	—		—	227,340	9,377,775
05/14/2020	—	331,000	[8]	16.55	05/13/2030	91,699	[8]	3,782,584	—	—
05/14/2020	—	330,400	[9]	16.55	05/13/2030	—		—	184,960	7,629,600
02/04/2020	—	544,370	[10]	25.58	02/03/2030	97,849	[10]	4,036,271	—	—
02/05/2019	607,182	—		20.19	02/04/2029	—		—	—	—
01/02/2018	320,042	—		21.43	01/01/2028	—		—	—	—
01/03/2017	46,819	—		18.53	01/02/2027	—		—	—	—
01/04/2016	67,250	—		15.98	01/03/2026	—		—	—	—
01/02/2015	39,158	—		19.24	01/01/2025	—		—	—	—
11/12/2013	—	—		—	—	99,811	[11]	4,117,204	—	—
P. Goris
02/02/2022	—	136,650	[6]	47.51	02/01/2032	—		—	61,860	2,551,725
02/04/2021	—	139,925	[7]	38.33	02/03/2031	—		—	72,250	2,980,313
12/01/2020	121,932	60,968	[12]	37.60	11/30/2030	18,176	[12]	749,760	—	—
C. Nelson
02/02/2022	—	117,570	[6]	47.51	02/01/2032	—		—	53,230	2,195,738
02/04/2021	—	113,015	[7]	38.33	02/03/2031	—		—	58,350	2,406,938
05/14/2020	—	165,200	[9]	16.55	05/13/2030	—		—	92,480	3,814,800
02/04/2020	—	185,445	[10]	25.58	02/03/2030	33,290	[10]	1,373,213	—	—
06/14/2019	396,014	—		20.95	06/13/2029	—		—	—	—
02/05/2019	236,292	—		20.19	02/04/2029	—		—	—	—
01/02/2018	125,624	—		21.43	01/01/2028	—		—	—	—
01/03/2017	17,876	—		18.53	01/02/2027	—		—	—	—
06/01/2015	—	—		—	—	58,939	[11]	2,431,234	—	—
T. White
02/02/2022	—	70,985	[6]	47.51	02/01/2032	—		—	32,140	1,325,775
09/01/2021	42,548	85,097	[13]	57.89	08/31/2031	20,974	[13]	865,178	—	—
J. Timperman
02/02/2022	—	84,295	[6]	47.51	02/01/2032	—		—	38,170	1,574,513
02/04/2021	—	102,255	[7]	38.33	02/03/2031	—		—	52,800	2,178,000
05/14/2020	—	165,200	[9]	16.55	05/13/2030	—		—	92,480	3,814,800
02/04/2020	—	134,597	[10]	25.58	02/03/2030	24,462	[10]	1,009,058	—	—
06/14/2019	396,014	—		20.95	06/13/2029	—		—	—	—
10/16/2017	—	—		—	—	55,434	[11]	2,286,653	—	—
1The exercise price of each SAR is equal to the closing price on the NYSE of Carrier common stock on the grant date. For SARs granted prior to April 3, 2020, exercise prices shown were adjusted upon the Separation by using the conversion methodology detailed in the Employee Matters Agreement, dated as of April 2, 2020, among the company, UTC and Otis Worldwide Corporation (“Otis”), which is filed as Exhibit 10.3 to the company’s current report on Form 8-K filed with the SEC on April 3, 2020 (the “Employee Matters Agreement”).
2Reflects RSUs, including dividend equivalents reinvested as additional RSUs each time Carrier pays a dividend to shareowners during the vesting period for eligible awards. The reinvested RSUs vest on the same date as the underlying RSUs. For RSUs granted prior to April 3, 2020, the number of RSUs was adjusted upon the Separation by using the conversion methodology detailed in the Employee Matters Agreement.
3Calculated by multiplying the number of unvested RSUs by $41.25, the NYSE closing price of Carrier common stock on the last trading day of 2022.
4PSUs that are subject to vesting contingent on company performance relative to pre-established performance goals measured over a three-year period and the NEO’s continued service, except in certain limited circumstances as detailed in footnotes to the Potential Payments on Termination or Change in Control Table. The three-year performance period for Founder's Grant awards granted on May 14, 2020, scheduled to vest on May 14, 2023, is May 2020 through May 2023. The three-year performance period for awards granted on February 2, 2022, scheduled to vest on February 2, 2025, is January 1, 2022, through December 31, 2024. The number of shares shown assumes maximum-level performance.
5Calculated by multiplying the number of unvested PSUs by $41.25, the NYSE closing price of Carrier common stock on the last trading day of 2022.

48	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
6SARs scheduled to vest on February 2, 2025, subject to the NEO’s continued service, except in certain limited circumstances as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
7SARs scheduled to vest on February 4, 2024, subject to the NEO’s continued service, except in certain limited circumstances as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
8Additional annual SAR and RSU awards granted to Mr. Gitlin, which will vest May 14, 2023, subject to continued service, except in certain limited circumstances as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
9SARs granted as part of the Founder’s Grant scheduled to vest on May 14, 2023, subject to the NEO’s continued service, except in certain limited circumstances as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
10SARs and RSUs that vested on February 4, 2023.
11One time legacy RSU grant, which will vest in the event of a mutually agreeable separation following three years of grant date, upon death, disability or qualified termination following a change in control.
12SAR and RSU awards granted to Mr. Goris in connection with his hire, which will vest one-third per year on the anniversary of the grant date, subject to continued service or earlier as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
13SAR and RSU awards granted to Mr. White in connection with his hire, which will vest one-third per year on the anniversary of the grant date, subject to continued service or earlier as described in the footnotes to the Potential Payments on Termination or Change in Control Table.
Option Exercises and Stock Vested Table
This table reflects exercises of Carrier SARs, or vesting of Carrier PSUs or RSUs, during fiscal year 2022.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)[1]	VALUE REALIZED ON EXERCISE ($)[2]	NUMBER OF SHARES ACQUIRED ON VESTING (#)[3]	VALUE REALIZED ON VESTING ($)[4]
D. Gitlin	—	—	133,556	6,122,207
P. Goris	—	—	18,162	816,019
C. Nelson	—	—	124,892	4,987,608
T. White	—	—	10,451	415,845
J. Timperman	192,655	4,470,408	109,738	4,292,086
1SARs exercised during fiscal 2022.
2Calculated by multiplying the number of shares acquired on exercise by the difference between the market price of Carrier common stock on the exercise date and the exercise price of the SAR.
3RSUs that vested in 2022, including shares settled to cover FICA taxes due during the year as a result of the NEOs meeting retirement eligible status under the LTI Plan.
4Calculated by multiplying the number of vested RSUs by the market price of Carrier common stock on the vesting date.

2023 Proxy Statement	49

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Pension Benefits
Overview of Pension Preservation Plan ("PPP")
Carrier inherited a frozen executive nonqualified PPP from UTC/RTX upon the Separation. Based on date of hire, participants either accrued benefits using a final average earnings ("FAE"), cash balance, or hybrid formula. Effective December 31, 2019, benefit accruals under the PPP were frozen, other than with respect to interest credits which continue to accrue for participants eligible for the cash balance accrual formula. Messrs. Gitlin and Nelson are the only NEOs eligible for this legacy plan. Mr. Gitlin's benefit under the PPP is comprised of both FAE and cash balance benefits, and Mr. Nelson's are determined using the cash balance formula.
Distribution Options
Plan participants may elect the following distribution options:

PLAN	FAE BENEFIT FORMULA	CASH BALANCE BENEFIT FORMULA
Pension Preservation Plan	▪Lump-sum[1] payment	▪Lump-sum payment
	▪Annuity payments	▪Annuity payments
	▪Two- to 10-year annual installments	▪Two- to 10-year annual installments
NEO Election	▪Mr. Gitlin: Lump-sum payment	▪Mr. Gitlin: Lump-sum payment
▪Mr. Nelson:[2] Lump-sum payment
1Uses a discount rate equal to the Barclay’s Capital Municipal Bond Index averaged over five years (currently 1.858%). Note that this rate uses the November 30, 2022, yield in the average, which is consistent with ASC 715-30 year-end 2022 disclosure reporting. Actual lump sums paid in 2023 will be based on a PPP lump-sum rate of 1.838% which uses the Barclay’s Capital Municipal Bond Index as of December 31, 2022. This non-taxable investment index is intended to yield an after-tax income stream on the net after-tax proceeds reinvested in tax-free bonds that are comparable to a more tax efficient annuity distribution.
2Mr. Nelson was hired after 2001. Therefore, his benefit under the PPP is determined under the cash balance benefit formula.
Vesting and Retirement
Under Carrier’s PPP, vesting requires three years of service. The normal retirement age under both the FAE and the cash balance benefit formulas is 65, but the FAE formula also provides full retirement benefits at age 62 for a participant who retires with at least 10 years of service. Early retirement benefits also are available under the FAE formula beginning at age 55 with at least 10 years of service, reduced by 0.2% for each month by which retirement precedes age 62. The value of the cash balance account is not impacted by an employee’s age at retirement. As of December 31, 2022, none of the NEOs were eligible for early retirement under the FAE formula.

NAME	PLAN NAME	NUMBER OF YEARS OF CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)[1]	PAYMENTS DURING LAST FISCAL YEAR ($)
D. Gitlin[4]	Pension Preservation Plan	22	1,827,165	—
P. Goris[2]	Pension Preservation Plan	—	—	—
C. Nelson[3,4]	Pension Preservation Plan	16	396,684	—
T. White[2]	Pension Preservation Plan	—	—	—
J. Timperman[2]	Pension Preservation Plan	—	—	—
1The following assumptions were used to determine the present value of the accumulated pension benefit: (i) the NEOs are assumed to retire at age 62 for the final average earnings benefit and age 65 for the cash balance benefit, which are the earliest dates at which the NEOs can retire without a reduction of benefits due to age; (ii) projected lump-sum payments under the PPP final average earnings benefit are calculated using 1.858% for 2022 retirements and grading up to an ultimate long-term interest rate of 4.0% (for retirements in 2027 and later years). There are no additional service credits for accrual purposes under the PPP. This table does not include UTC's Employee Retirement Plan, which remained with UTC/RTX and has no relation to Carrier service following the Separation. The exception to this is that under the Employee Matters Agreement for a two-year period following the Separation, participants in such plan, which includes Mr. Gitlin and Mr. Nelson, will have their years of service at Carrier recognized for purposes of eligibility for early retirement (the “Rule of 65” benefits and the “Rule of 100” benefits) thereunder. However, participants are not eligible to receive additional service credits (and/or years of service) for accrual purposes thereunder.
2Mr. Goris and Mr. White were hired by Carrier after January 1, 2010, and therefore do not participate in the PPP. Mr. Timperman transitioned to a U.S.-based employee after January 1, 2010, and therefore does not participate in the PPP.
3Mr. Nelson was hired after July 1, 2002, and therefore, his entire pension benefit is determined based on the cash balance formula.
4The estimated lump-sum value of the nonqualified portion of the retirement benefits accrued under the PPP is $2,975,212 and $459,125 for Mr. Gitlin and Mr. Nelson, respectively, assuming retirement or termination on December 31, 2022, payable as of such date or attainment of age 55 (if later) assuming payment following December 31, 2022, on a lump-sum basis.

50	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Nonqualified Deferred Compensation Table
Carrier offers NEOs the opportunity to participate in certain nonqualified deferred compensation plans that provide the NEOs with longer-term savings opportunities on a tax-efficient basis.
The Savings Restoration Plan is an unfunded, nonqualified plan that permits NEOs to defer up to an additional 6% of their compensation once they have exceeded the IRC compensation limits applicable to Carrier's qualified 401(k) plan. This plan also matches the deferral contributions using the same matching formula that would apply under the 401(k) plan were it not for IRC contribution limits.
The Automatic Contribution Excess Plan is an unfunded, nonqualified plan providing the age-based company automatic and matching contributions NEOs would have received under Carrier's qualified 401(k) plan were it not for IRC compensation and contribution limits.

NAME	PLAN[1]	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)[2]	REGISTRANT CONTRIBUTIONS IN LAST FY ($)[3]	AGGREGATE EARNINGS IN LAST FY ($)[4]	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AS OF DECEMBER 31, 2022 ($)[5]

D. Gitlin	Savings Restoration Plan	291,582	174,949	-578,479	—	2,425,025
	Automatic Contribution Excess Plan	—	399,023	-114,926	—	784,458
P. Goris	Savings Restoration Plan	105,561	63,337	-13,776	—	155,122
	Automatic Contribution Excess Plan	—	96,764	-12,669	—	110,416
C. Nelson	Savings Restoration Plan	93,391	56,034	-350,396	—	1,436,479
	Automatic Contribution Excess Plan	—	125,544	-33,597	—	261,060
T. White	Savings Restoration Plan	30,900	18,540	-830	—	48,610
	Automatic Contribution Excess Plan	—	58,160	347	—	58,507
J. Timperman	Savings Restoration Plan	65,580	39,348	-56,023	—	345,657
	Automatic Contribution Excess Plan	—	60,115	1,620	—	197,551
1NEOs are eligible to participate in various deferred compensation plans as detailed above.
2Amounts shown in this column are included in the Salary and Bonus columns of the Summary Compensation Table on page 46.
3Amounts shown in this column are included in the All Other Compensation column of the Summary Compensation Table on page 46.
4Amounts shown reflect hypothetical investment returns to accounts based on fixed income, bond, target date and equity indices selected by the participant.
5The sum of contributions (both by the NEO and Carrier) and credited earnings on those deferrals, less withdrawals. Of these totals, the following amounts have been included in the Summary Compensation Table in prior years: $1,179,607 (Mr. Gitlin); $24,578 (Mr. Goris); $334,891 (Mr. Nelson); $0 (Mr. White); and $257,063 (Mr. Timperman).
Potential Payments on Termination or Change in Control Table
The table on the following page estimates the value of payments and benefits that each NEO would have been entitled to receive had employment terminated on December 31, 2022, under various hypothetical circumstances. Under Carrier’s programs, benefit eligibility and the value of benefits a NEO may receive vary depending on the reason for termination and whether the NEO is eligible for retirement at that time. The equity amounts reflect the applicable unvested portion that would become vested as a result of the identified termination event.
Carrier does not provide automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-up payments to any NEOs in the event of a change in control of the company. Please see the "Pension Benefits" and "Nonqualified Deferred Compensation Table" sections above for information regarding the amount and form of benefits that will be paid out in the event of a termination under the PPP, and, if applicable, the DCP.
Carrier offers NEOs the opportunity to participate in the nonqualified deferred compensation programs described above.

2023 Proxy Statement	51

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

TERMINATION REASON	D. GITLIN ($)	P. GORIS ($)	C. NELSON ($)	T. WHITE ($)	J. TIMPERMAN ($)

Voluntary Termination
Cash Payment	—	—	—	—	—
Equity[1,2]	25,810,553	—	4,609,140	—	3,416,778
Total due to Termination	25,810,553	—	4,609,140	—	3,416,778
Involuntary Termination (not for cause)
Cash Payment[3]	742,796	1,900,000	—	1,488,000	—
Benefit Continuation and Other Programs[4]	67,278	59,253	60,542	60,560	55,898
Equity[1,5]	29,927,757	261,039	7,040,374	—	5,703,431
Total due to Termination	30,737,831	2,220,292	7,100,916	1,548,560	5,759,329
Death or Disability[6]
Cash Payment[7]	2,160,000	760,000	643,500	558,000	558,000
CEO Life Insurance[8]	7,000,000	—	—	—	—
Equity[1,9,10]	50,527,780	4,146,893	15,329,551	1,528,066	13,567,527
Total due to Termination	59,687,780	4,906,893	15,973,051	2,086,066	14,125,527
Termination Following a Change in Control[11]
Cash Payment[12]	12,690,000	3,800,000	3,360,500	2,914,000	2,914,000
Benefit Continuation and Other Programs[13]	67,278	59,253	60,542	60,560	55,898
Equity[1,14]	57,745,775	5,228,448	18,110,429	1,528,066	16,265,323
Total due to Termination	70,503,053	9,087,701	21,531,471	4,502,626	19,235,221
1Equity awards are valued based on the closing price of Carrier common stock on the NYSE on the last trading day of 2022 ($41.25). For SARs, that value is based on the difference between the closing price and the exercise price (as long as that value is positive) multiplied by the number of SARs. For the 2022 PSU portion of the annual grant, values shown reflect target performance as of December 31, 2022. For the 2021 PSU portion of the annual grant and the 2020 PSU portion of the Founder's Grant, values shown reflect estimated payout based on performance as of December 31, 2022.
2In the event of voluntary termination, SAR and RSU awards granted under Carrier’s annual LTI Plan that are outstanding for more than one year will vest only after attaining qualifying retirement under the LTI Plan (defined as either: (i) age 65; (ii) age 55 plus 10 years of service; or (iii) for employees eligible for the LTI Plan on December 31, 2021, “Rule of 65” – age 50 to 54 plus years of service add up to 65 or more). For NEOs who have attained qualifying retirement status, PSUs granted under Carrier’s annual LTI Plan that are outstanding for more than one year will remain eligible to vest at the completion of the performance period to the extent performance targets are achieved. PSUs that were converted to RSUs upon the Separation will remain eligible to vest on the third anniversary of the grant date. Messrs. Gitlin, Nelson, and Timperman have satisfied a qualifying retirement condition. For non-retirement eligible NEOs, all unvested awards are cancelled, and vested SARs may be exercised up to 90 days following separation. Special out-of-cycle awards (SARs, RSUs and PSUs) and one-time RSU awards do not have retirement eligibility treatment and, therefore, forfeit upon voluntary termination.
3In the event of a qualifying involuntary termination (not for cause), the Senior Executive Severance Plan provides cash severance based on the NEO’s annual base salary in effect at the time of termination in the amount of (i) two times annual base salary for the CEO, and (ii) one-and-one-half times annual base salary for all other NEOs. The Senior Executive Severance Plan also provides for a prorated payout of the NEO’s target annual bonus based on the number of days worked in the fiscal year up until the date of termination. Messrs. Gitlin, Nelson and Timperman would receive a cash severance payment if the value of their one-time RSU awards is less than what the cash severance payment would be under the Senior Executive Severance Plan, reduced by the value of the one-time RSU award at termination.
4In the event of an involuntary termination (not for cause), the Senior Executive Severance Plan provides for the continuation of medical benefits and financial planning services for 12 months following the termination. The Senior Executive Severance Plan also provides for 12 months of outplacement services for each NEO.
5In the event of involuntary termination (not for cause), for NEOs who have attained qualifying retirement status, SAR and RSU awards granted under Carrier’s annual LTI Plan that are outstanding for more than one year will vest. PSUs granted under Carrier’s annual LTI Plan that are outstanding for more than one year will remain eligible to vest at the completion of the performance period to the extent performance targets are achieved. PSUs that were converted to RSUs upon the Separation will remain eligible to vest on the third anniversary of the grant date. For NEOs who have not yet qualified for retirement, but have awards granted under Carrier’s annual LTI Plan that are outstanding for more than one year, a prorated portion of SARs and RSUs will vest. A prorated portion of annual PSU awards will remain eligible to vest at the completion of the performance period to the extent performance goals are achieved and PSUs that converted to RSUs upon the Separation will remain eligible to vest on the third anniversary of the grant date. Special out-of-cycle awards (SAR, RSU, and PSU) and one-time RSU awards do not have retirement eligibility treatment and, therefore, forfeit upon involuntary termination (not for cause). One-time RSUs will vest in the case of mutually agreeable separation following three years of service from the date of grant. As of December 31, 2022, Messrs. Gitlin, Nelson, and Timperman have met the service condition.
6Messrs. Gitlin, Nelson and Timperman also are eligible for a grandfathered long-term disability benefit equal to 80% of their base salary plus target bonus compensation as part of the Legacy UTC Compensation Arrangement.
7In the event of an NEO's disability, the NEO's estate would be eligible to receive a prorated payout of the annual bonus at target. In the event of an NEO's death, the estate would be treated the same.
8In the event of the death of the CEO, Mr. Gitlin, the CEO Life Insurance Policy provides a death benefit that the beneficiary would be paid assuming the insured’s death occurs at the end of the policy year.
9In the event of a termination due to death, the LTI Plan provides for the accelerated vesting of all outstanding equity awards as of the date of death (including awards outstanding for less than one year, and special out-of-cycle and one-time RSU awards). For the PSU portion of awards, values shown reflect target performance as of December 31, 2022.
10In the event of a termination due to disability, the LTI Plan provides that no outstanding awards will be forfeited (including awards outstanding for less than one year and one-time awards). Awards granted by UTC prior to January 1, 2019, will continue to vest in accordance with their terms that applied prior to the Separation. Awards granted on or after January 1, 2019, will continue to vest on the earlier of (i) the vesting date specified in the schedule of terms or (ii) 29 months following the date the NEO incurs the disability. For the PSU portion of awards, values shown reflect target performance as of December 31, 2022.
11In the event the payments would be subject to the golden parachute excise tax under IRC Section 280G, the Change in Control Severance Plan provides that the NEO will either receive all such payments and benefits and pay the excise tax, or such payments and benefits will be reduced to the extent necessary so that the excise tax does not apply, whichever approach results in a higher after-tax amount of the payments and benefits being retained by the NEO. Given the uncertainty of these calculations, this table does not reflect the impact of the better net after-tax calculation.
12In the event of a qualifying termination following a change in control, the Change in Control Severance Plan provides cash severance based on the NEO’s annual base salary and target annual bonus in effect at the time of termination in the amount of (i) three times annual base salary plus target annual bonus for the CEO, and (ii) two times annual base salary plus target annual bonus for all other NEOs. The Change in Control Severance Plan also provides for a prorated payout of the NEO’s target annual bonus based on the number of days worked in the fiscal year up until the date of termination.
13In the event of a qualifying termination following a change in control, the Change in Control Severance Plan provides for the continuation of medical benefits and financial planning services for 12 months following the termination. The Change in Control Severance Plan also provides for 12 months of outplacement services for each NEO.
14In the event of a qualifying termination following a change in control, the LTI Plan provides for the accelerated vesting of all outstanding equity awards (including awards outstanding for less than one year and one-time awards). PSUs granted under the LTI Plan vest at the greater of target or actual performance. For the 2022 PSU portion of the annual grant, values shown reflect target performance as of December 31, 2022. For the 2021 PSU portion of the annual grant and the 2020 PSU portion of the Founder's Grant, values shown reflect estimated payout based on performance as of December 31, 2022.

52	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
CEO Pay Ratio
Background
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring companies to disclose the ratio of the median employee’s total annual compensation relative to total annual compensation of the CEO. The following section explains the methodology that we used, in accordance with the SEC rules, to identify the median employee and to calculate the 2022 ratio.
How We Identified the Median Employee
The following parameters were used for fiscal year 2022 to identify the employee whose pay was at the median of all Carrier employees globally.
Consistently Applied Compensation Measure
The compensation measure we used to identify the median employee was gross cash compensation paid to employees from October 1, 2021, to September 30, 2022. Gross cash compensation varies by country and is based on local pay practices, but generally includes:
▪Base salary (including any local allowances)
▪Incentive pay (including cash bonuses, sales incentives and other variable pay programs)
▪Any other cash awards or payments1
Employees Included and Excluded
For the purposes of identifying the median employee, we considered approximately 57,000 active Carrier employees (excluding the CEO, but including all temporary and seasonal employees). These employees were identified as of October 1, 2022, and were located in 46 countries in which Carrier has operations (approximately 12,530 were U.S. based).
We then excluded 2,826 employees from 10 countries under the SEC’s de minimis exemption.2 The remaining population of approximately 54,000 workers in 36 countries represents approximately 95% of active employees on that date.
Methodology and Material Assumptions
Annualized pay. Pay was annualized for employees who worked a partial year between October 1, 2021, and September 30, 2022. Partial-year employees include mid-year hires, employees on paid or unpaid leave, and employees on active military duty.
Foreign exchange rates. Foreign currencies were converted into U.S. dollars as of the applicable measurement dates to determine the median employee and the associated total annual compensation.
Calculating the Ratio
Summary Compensation Table Values
2022 total compensation was calculated for the CEO and the median employee for the full year using the same methodology required by the SEC for reporting in the Summary Compensation Table (see page 46). For the CEO and the median employee, the Summary Compensation Table values include employee fringe benefits, such as company contributions to healthcare and retirement plans.
Results
The 2022 total annual compensation value for Mr. Gitlin was $13,222,247 and for Carrier’s global median employee was $43,209, resulting in a ratio of 306:1.
Comparing Carrier’s Ratio to Other Companies
This ratio is a reasonable estimate calculated using a methodology consistent with the SEC rules, as described above. Because applicable SEC rules permit various methodologies, assumptions and exclusions, our CEO pay ratio may not be comparable to ratios calculated and disclosed by other companies.
1In some countries, due to differences in payroll systems and local laws and regulations, gains realized on the vesting and/or exercise of equity awards, as well as company contributions to government-sponsored benefit plans, may be included
2The countries and approximate number of Carrier employees excluded from the calculation are as follows: Brazil (314), Bulgaria (14), Denmark (157), Greece (58), Hungary (437), Kuwait (99), Malaysia (261), Poland (1,369), Slovakia (35), Vietnam (82).

2023 Proxy Statement	53

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Pay Versus Performance Disclosure

Year (a)	SUMMARY COMPENSATION TABLE (SCT) TOTAL FOR CEO ($)[1] (b)	COMPENSATION ACTUALLY PAID ("CAP") TO CEO ($)[2] (c)	AVERAGE SCT TOTAL FOR NON-CEO NEOS ($)[3] (d)	AVERAGE CAP TO NON-CEO NEOS ($)[4] (e)	VALUE OF INITIAL FIXED $100 INVESTED BASED ON		NET INCOME (GAAP) REPORTED ($B)[7] (h)	ADJUSTED DILUTED EARNINGS PER SHARE (EPS) ($)[8] (i)
					CUMULATIVE TOTAL SHAREHOLDER RETURN (TSR) ($)[5] (f)	CUMULATIVE DOW JONES INDUSTRIAL INDEX TSR ($)[6] (g)
2022	13,222,247	(20,060,104)	3,819,391	(6,280,707)	317	157	3.534	2.34
2021	14,892,815	61,128,628	4,734,191	17,061,157	417	176	1.664	2.27
2020	15,440,951	64,414,726	5,764,240	18,823,830	287	145	1.982	1.66
1The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Gitlin (our CEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Compensation Tables – Summary Compensation Table.”
2The dollar amounts reported in column (c) represent the amount of CAP to Mr. Gitlin, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Gitlin during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Gitlin's total compensation for each year to determine the CAP:

Year	REPORTED SCT TOTAL FOR CEO ($)	REPORTED VALUE OF EQUITY AWARDS ($)[a]	EQUITY AWARD ADJUSTMENTS ($)[b]	REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS ($)[c]	PENSION BENEFIT ADJUSTMENTS ($)[d]	CAP TO CEO
2022	13,222,247	(9,013,937)	(24,268,414)	—	—	(20,060,104)
2021	14,892,815	(9,067,330)	55,303,143	—	—	61,128,628
2020	15,440,951	(10,997,911)	60,274,303	(302,617)	—	64,414,726
a.The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year for the CEO.
b.The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. For 2020 only, the change in fair value uses a starting measurement period beginning at the Separation date of April 3, 2020. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	YEAR-END FAIR VALUE (FV) OF EQUITY AWARDS GRANTED IN THE YEAR ($)	YEAR-OVER- YEAR CHANGE IN FV OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	FV AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR-OVER- YEAR CHANGE IN FV OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	FV AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FV OR TOTAL COMPENSATION ($)	TOTAL EQUITY AWARD ADJUSTMENTS ($)
2022	7,609,658	(30,657,192)	—	(1,220,880)	—	—	(24,268,414)
2021	17,023,203	38,207,535	—	72,405	—	—	55,303,143
2020	35,607,693	21,373,460	—	3,293,150	—	—	60,274,303
c.The amounts included in this column are the amounts reported in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the Summary Compensation Table for each applicable year for the CEO.
d.As described in the Pension Benefits Table on page 50 the PPP, the company's nonqualified and unfunded defined benefit plan, was frozen effective December 31, 2019. Therefore, there are no service costs or prior service costs to report.
3The dollar amounts reported in column (d) represent the average of the amounts reported for the company’s NEOs as a group (excluding Mr. Gitlin, who has served as our CEO since 2020) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Gitlin) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022 and 2021, Messrs. Goris, Nelson, White and Timperman; and (ii) for 2020, Messrs. Goris, Nelson, McLevish, Appel and O'Connor.
4The dollar amounts reported in column (e) represent the average amount of CAP to the NEOs as a group (excluding Mr. Gitlin), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Gitlin )

54	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Gitlin) for each year to determine the CAP, using the same methodology described above in Note 2:

Year	AVERAGE REPORTED SCT TOTAL FOR NON-CEO NEOS	AVERAGE REPORTED VALUE OF EQUITY AWARDS ($)[a]	AVERAGE EQUITY AWARD ADJUSTMENTS ($)[b]	AVERAGE REPORTED CHANGE IN THE ACTUARIAL PRESENT VALUE OF PENSION BENEFITS ($)[c]	AVERAGE PENSION BENEFIT ADJUSTMENTS ($)[d]	AVERAGE CAP TO NON-CEO NEOS
2022	3,819,391	(2,189,525)	(7,910,573)	—	—	(6,280,707)
2021	4,734,191	(2,724,373)	15,051,339	—	—	17,061,157
2020	5,764,240	(4,198,950)	17,333,302	(74,762)	—	18,823,830
a.The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year for the non-CEO NEOs.
b.The amounts deducted or added in calculating the total average equity award adjustments for non-CEO NEOs in accordance with the methodology outlined in footnote 2(b) above are as follows:

Year	YEAR-END AVERAGE FAIR VALUE (FV) OF EQUITY AWARDS GRANTED IN THE YEAR ($)	YEAR-OVER- YEAR AVERAGE CHANGE IN FV OF OUTSTANDING AND UNVESTED EQUITY AWARDS ($)	AVERAGE FV AS OF VESTING DATE OF EQUITY AWARDS GRANTED AND VESTED IN THE YEAR ($)	YEAR-OVER- YEAR AVERAGE CHANGE IN FV OF EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED IN THE YEAR ($)	AVERAGE FV AT THE END OF THE PRIOR YEAR OF EQUITY AWARDS THAT FAILED TO MEET VESTING CONDITIONS IN THE YEAR ($)	AVERAGE VALUE OF DIVIDENDS OR OTHER EARNINGS PAID ON STOCK OR OPTION AWARDS NOT OTHERWISE REFLECTED IN FV OR TOTAL COMPENSATION ($)	TOTAL AVERAGE EQUITY AWARD ADJUSTMENTS ($)
2022	1,848,414	(4,513,074)	—	(5,245,913)	—	—	(7,910,573)
2021	4,292,775	9,886,398	—	872,166	—	—	15,051,339
2020	10,834,669	6,498,633	—	—	—	—	17,333,302
c.The amounts included in this column are the total average amounts reported in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the Summary Compensation Table for each applicable year for non-CEO NEOs.
d.As described in the Pension Benefits Table on page 50, the PPP, the company's nonqualified and unfunded defined benefit plan, was frozen effective     December 31, 2019. Therefore, there are no service costs or prior service costs to report.
5Cumulative TSR is calculated by (i) dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment; and (ii) the difference between the company’s share price at the end and the beginning of the measurement period by the company’s share price at the beginning of the measurement period. The company’s TSR and Dow Jones Industrial Index TSR are calculated using a measurement period beginning at the Separation date of         April 3, 2020, through and including the end of the applicable fiscal year and based on a fixed investment of $100 at the measurement point.
6Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Dow Jones Industrial Index.
7The dollar amounts reported represent the amount of net income reflected in the company’s audited financial statements for the applicable year.
8Adjusted EPS represents diluted earnings per share (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items.
Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis,” the company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareowners. The most important financial performance measures used by the company to link executive compensation actually paid ("CAP") to the company’s NEOs, for the most recently completed fiscal year, to the company’s performance are as follows:
▪Relative TSR (the company’s TSR as compared to the Performance Peer Group established by the Compensation Committee)
▪Adjusted EPS
▪Sales
▪Adjusted Operating Profit
▪Free Cash Flow

2023 Proxy Statement	55

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Analysis of the Information Presented in the Pay Versus Performance Disclosure
While the company utilizes several performance measures to align executive compensation with company performance, not all of those performance measures are presented in the Pay Versus Performance Disclosure Table. Moreover, the company generally seeks to incentivize long-term performance, and therefore does not specifically align the company’s performance measures with CAP (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Disclosure Table.
Compensation Actually Paid and Cumulative TSR
As demonstrated by the CAP vs. Cumulative TSR graph below, the amount of CAP to Mr. Gitlin and the average amount of CAP to the company’s NEOs as a group (excluding Mr. Gitlin) is aligned with the company’s cumulative TSR over the three years presented in the table.
The alignment of CAP with the company’s cumulative TSR over the period presented is the result of a significant portion of the CAP to Mr. Gitlin and to the other NEOs being comprised of equity awards. As described in more detail in “Compensation Discussion and Analysis,” the company targets that more than 70% of the value of total compensation for Mr. Gitlin and more than 60% of the value of total compensation awarded to the other NEOs is to be comprised of equity awards, the value of which is 100% performance-based. In addition, since the company's Separation, 75% of the annual LTI Plan awards for Mr. Gitlin and the NEOs have been linked to stock price performance through the use of SARs and the relative TSR metric included in our PSUs.
As reflected in the graphs below, both the company's TSR and our NEO's CAP both declined in 2022, despite continuing to deliver solid financial results and outpace comparators in the S&P 500 Index and Dow Jones Industrials Index. This further illustrates the strong correlation between delivering shareowner value and our NEO's CAP.

Carrier Cumulative TSR vs. Cumulative TSR of Comparators[1]	CAP vs. Cumulative TSR

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$287
$417
$317
$151
$194
$157
$145
$176
$154
4/3/2020
12/31/2020
12/31/2021
12/31/2022
Carrier Global
S&P 500 Index
Dow Jones Industrials Index

Cumulative TSR
CAP ($M)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
70
60
50
40
30
20
10
0
-10
-20
-30
$64.4M
$18.8M
$287
$145
$61.1M
$17.1M
$417
$176
-$20.1M
-$6.3M
$317
$157
2020
2021
2022
CEO CAP
Avg CAP to NEOs
Co TSR
Industry TSR

1This graph compares the cumulative TSR of our common stock against the cumulative total return of the S&P 500 Index and the Dow Jones Industrials Index for the period from April 3, 2020 to December 31, 2022, assuming in each case a fixed investment of $100 at the respective closing prices of April 3, 2020, the date of Carrier's Separation, including reinvestment of dividends.

56	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Compensation Actually Paid and Net Income
As demonstrated by the graph below, the CAP to Mr. Gitlin and the average amount of CAP to the company’s NEOs as a group (excluding Mr. Gitlin) is generally aligned with the company’s net income over the years presented in the table, with the exception of 2022. In 2022, the CAP to Mr. Gitlin and the company's other NEOs declined, despite continuing to deliver solid financial results in the face of significant macroeconomic challenges, while the 2022 GAAP Net Income showed a significant increase versus 2021 due to proceeds received from the divestiture of the Chubb business, which occurred in January 2022.
While the company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure of adjusted operating profit, which is a performance metric in the company's Annual Bonus Plan. As described in more detail in "Compensation Discussion and Analysis,” approximately 20% of the value of total target compensation awarded to the NEOs consists of amounts determined under the company's Annual Bonus Plan.

CAP vs. GAAP Net Income

Net Income ($B)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
CAP ($M)
70
60
50
40
30
20
10
0
-10
-20
-30
$64.4M
$61.1M
$18.8M
$17.1M
-$6.3M
-$20.1M
$1.98
$1.66
$3.53
2020
2021
2022
CEO CAP
Avg CAP to NEOs
Net Income

Compensation Actually Paid and Adjusted Earnings Per Share
As demonstrated by the following graph, the CAP to Mr. Gitlin and the average CAP to the company’s NEOs as a group (excluding Mr. Gitlin) is generally aligned with the company’s adjusted EPS over the three years presented in the table. Adjusted EPS represents diluted earnings per share (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. While the company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the company’s compensation programs, the company has assessed and determined that adjusted EPS is the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link NEO's CAP to company performance.
In support of this determination, the company utilizes adjusted EPS when setting goals in the company’s LTI compensation program, comprised of SARs and PSUs in 2022. The company targets that more than 70% of the value of total compensation for Mr. Gitlin and more than 60% of the value of total compensation awarded to the NEOs is to be comprised of equity awards, of which 100% is performance-based with a specific emphasis on stock price. 50% of the PSUs awarded to Mr. Gitlin and the NEOs are linked to the company's adjusted EPS CAGR over a three-year performance period.
Adjusted EPS has increased each of the three years following the company's Separation in 2020, further highlighting the company's exceptional financial performance and creation of shareowner value during this time. As noted earlier, CAP declined in 2022 due to stock price decline, despite continuing to deliver solid financial results including a 3% increase in adjusted EPS. This increase in adjusted EPS was realized despite the sale of the Chubb business, and in the face of significant macroeconomic challenges.

CAP vs. Adjusted EPS

$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Adjusted EPS
70
60
50
40
30
20
10
0
-10
-20
-30
CAP ($M)
$64.4M
$18.8M
$1.66
$61.1M
$17.1M
$2.27
$2.34
-$6.3M
-$20.1M
2020
2021
2022
CEO CAP
Avg CAP to NEOs
Adjusted EPS

2023 Proxy Statement	57

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
AUDIT MATTERS
Report of the Audit Committee
The Audit Committee assists the Board in its oversight responsibilities relating to: the integrity of Carrier’s financial statements; the independence, qualifications and performance of Carrier’s internal and external auditors; the company’s compliance with its policies and procedures, internal controls, Code of Ethics and applicable laws and regulations; policies and procedures with respect to risk assessment and management; and such other responsibilities as delegated by the Board from time to time. The Audit Committee’s specific responsibilities and duties are set forth in the Audit Committee Charter, which is available on the company’s website (see page 10).
Management has the primary responsibility for the financial statements and the financial reporting processes, including the system of internal accounting controls. PwC, an independent registered public accounting firm and the company’s independent auditor, is responsible for expressing an opinion on the conformity of the company’s audited financial statements with generally accepted accounting principles in the United States (“GAAP”) and on the effectiveness of the company's internal control over financial reporting.
In performing its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditor the company’s audited financial statements for the year ended December 31, 2022, as well as the representations of management and the independent auditor's opinion thereon regarding the company's internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act. The Audit Committee discussed with PwC and Carrier’s internal auditors the overall scope and plans for their respective audits. The Audit Committee met with PwC and the internal auditors, with and without management present, to discuss the results of their examinations, the evaluation of Carrier's internal controls, management's representations regarding internal control over financial reporting and the overall quality of Carrier’s financial reporting.
The Audit Committee has discussed with PwC the matters required by the Public Company Accounting and Oversight Board’s (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees. It also has discussed with PwC its independence from Carrier and its management, including the written disclosures and letter from PwC required by the PCAOB’s Rule 3526, Communication with Audit Committees Concerning Independence, as approved by the SEC. The Audit Committee has concluded that PwC’s provision of non-audit services as described in the table on page 59 is compatible with PwC’s independence.
PwC represented to the Audit Committee that Carrier’s audited financial statements were fairly presented in accordance with GAAP. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements be included in Carrier’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC. The Audit Committee recommended to the Board, and the Board approved, the appointment of the firm of PwC as Carrier’s independent auditor for 2023.
Audit Committee
Charles M. Holley, Jr. Chair
Susan N. Story
Michael A. Todman
Virginia M. Wilson

58	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

PROPOSAL 3
Ratify Appointment of Independent Auditor for 2023
WHAT ARE YOU VOTING ON?
As required by our Bylaws, we are asking shareowners to vote on a proposal to ratify the appointment of a firm of independent registered public accountants to serve as Carrier’s independent auditor until the next annual meeting. PricewaterhouseCoopers LLP, an independent registered public accounting firm, served as Carrier’s independent auditor in 2022, and the Audit Committee has appointed, and the Board has approved, the firm to serve again as Carrier’s independent auditor for 2023 until the next Annual Meeting in 2024, subject to shareowner ratification.

BOARD RECOMMENDATION: Vote FOR

Frequently Asked Questions About the Auditor
How Is the Auditor Reviewed by the Company?
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the company’s independent auditor. To fulfill this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence, and periodically considers the advisability and potential impact of selecting a different independent registered public accounting firm to serve in that capacity.
Is the Audit Partner Rotated?
In accordance with SEC rules and PwC policies, audit partners are subject to rotation requirements that limit the number of consecutive years a partner may provide service to our company. For lead and concurring audit partners, the maximum number of consecutive years of service in that role is five. The selection process for the lead audit partner pursuant to this rotation policy would include a meeting between the Chair of the Audit Committee and the candidate as well as consideration of the candidate by the full Committee and with management.
Will the Auditor Participate in the Annual Meeting?
Representatives of PwC will attend the 2023 Annual Meeting. They will be available to respond to appropriate shareowner questions and will have the opportunity to make a statement if they desire to do so.
What Happens if Shareowners Do Not Ratify the Appointment of PwC?
The vote is an advisory vote and, therefore, it is not binding. The Board, however, would reconsider the appointment if the proposal is rejected by shareowners.
What Were the Auditor’s Fees in 2022 and 2021?

(IN THOUSANDS)	AUDIT($)	AUDIT-RELATED($)	TAX($)	ALL OTHER($)	TOTAL($)
2021	19,338	377	5,500	60	25,275
2022	14,950	456	2,750	384	18,540
Audit Fees. Fees in 2022 and 2021 include fees for the audit of Carrier’s consolidated annual financial statements, the review of interim financial statements in Carrier’s quarterly reports on Form 10-Q and the performance of audits in accordance with statutory requirements. Fees in 2022 and 2021 also include fees for the audit of the effectiveness of Carrier's internal control over financial reporting. Audit fees for statutory audits were $6.2 million in 2022 and $6.4 million in 2021.
Audit-Related Fees. Fees in 2022 and 2021 include audit-related fees for employee benefit plan audits, advice regarding the application of generally accepted accounting principles for proposed transactions, special reports pursuant to agreed-upon procedures, contractually required audits and compliance assessments, and pre-implementation reviews of processes or systems.

2023 Proxy Statement	59

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Tax Fees. In 2022, tax fees included approximately $600,000 for U.S. and non-U.S. tax compliance, related planning and assistance with tax refund claims and expatriate tax services, and approximately $2.2 million for tax consulting and advisory services. In 2021, tax fees included approximately $1.0 million for U.S. and non-U.S. tax compliance, related planning and assistance with tax refund claims and expatriate tax services, and approximately $4.5 million for tax consulting and advisory services.
All Other Fees. In 2022, all other fees primarily consisted of due diligence services and accounting research software. In 2021, all other fees primarily consisted of accounting research software.
How Does the Audit Committee Monitor and Control Non-Audit Services?
The Audit Committee has adopted procedures requiring its review and approval in advance of all non-audit services provided by the company’s independent auditor. All of the engagements and fees for 2022 and 2021 were approved by the Audit Committee. The Audit Committee reviews with PwC whether the non-audit services to be provided are compatible with maintaining the firm’s independence. The Board also has adopted the policy that in any year fees paid to the independent auditor for non-audit services shall not exceed the fees paid for audit and audit-related services. Non-audit services consist of those described above, as included in the tax fees and all other fees categories.
Why Should I Vote For This Proposal?
The Audit Committee and the Board believe that the continued retention of PwC as our independent auditor is in the best interest of the company and our shareowners.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the company’s independent auditor for 2023.

60	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix

PROPOSAL 4
Shareowner Proposal – Independent Board Chairman
WHAT ARE YOU VOTING ON?
We have been advised by John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, California 90278, that he has continuously owned no fewer than 50 shares of Carrier common stock since September 1, 2019, and that he intends to present the shareowner proposal and supporting statement set forth below on this page 61 for consideration at the 2023 Annual Meeting. We are not responsible for its accuracy or content.

BOARD RECOMMENDATION: Vote AGAINST – see Statement by our Board of Directors on pages 62 to 63

Shareowner Proposal and Supporting Statement
Proposal 4 – Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO as follows:
Whenever possible, the Chairman of the Board shall be an Independent Director.
The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board.
This policy could be phased in when there is a leadership transition.
This proposal topic won 52% support at Boeing and 54% support at Baxter International. Boeing then adopted this proposal topic in June 2020. The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and our company.
A lead director is thus no substitute for an independent board chairman. With the current CEO serving as Chair this means giving up a substantial check and balance safeguard that can only occur with an independent Board Chairman. For instance a lead director cannot call a special shareholder meeting.
A lead director can delegate many details of his lead director duties to management and then simply rubber-stamp it. Management has not explained how shareholders can be sure of what goes on in regard to lead director delegation.
Now is a good time to consider this proposal topic given that our stock is down from $56 in October 2021 and the Carrier Lead Director is age 75.
The increased complexities of companies of more than $30 Billion in market capitalization, like Carrier, increasingly demand that 2 persons fill the 2 most important jobs in the company – CEO and Chairman.
Please vote yes:
Independent Board Chairman – Proposal 4

2023 Proxy Statement	61

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Statement by Our Board of Directors Against Proposal 4
Our Board of Directors unanimously recommends a vote AGAINST this shareowner proposal. The Board believes that the interests of Carrier’s shareowners are best served when we retain the flexibility to select the appropriate person at any given time to serve in the role of Chairman. Further, we believe that our current structure provides the most effective leadership for Carrier and its growth strategy at this time, while maintaining robust independent oversight and management accountability.
As an initial matter, we note that the corporate governance concerns raised by the proponent are unfounded and do not accurately reflect Carrier’s leadership and corporate governance practices:
▪First, the proponent asserts that the current structure “means giving up a substantial check and balance safeguard that can only occur with an independent Board Chairman” because, for instance, Carrier’s “lead director cannot call a special shareholder meeting." This ignores the substantial safeguards for shareowners provided in Section 1.2 of Carrier’s Bylaws, which permit a majority of the Board of nine directors – eight of whom are independent – or shareowners representing 15% of Carrier’s outstanding shares, to call a special meeting of shareowners pursuant to the requirements in our Bylaws.
▪Second, the proponent claims that a “[a] lead director can delegate many details of his lead director duties to management and then simply rubber-stamp it." This assertion is patently false. As detailed below, Carrier’s Lead Independent Director is invested with substantial authority and responsibilities – none of which may be delegated to management. Further, as Sections 2.1 and 2.9 of our Bylaws make clear, the Carrier Board retains all powers of the company that are not otherwise reserved to the shareowners, and the delegation of any of these powers to management requires the approval of the Board, which as already noted above, is comprised of almost all independent directors.
▪Finally, the proponent incorrectly asserts that “[n]ow is a good time to consider this proposal” because “the Carrier Lead Director is age 75.” In fact, the age of Carrier’s Lead Independent Director, John Greisch, is 67. Moreover, as described in more detail on pages 2, 3 and 16 of this Proxy Statement, Mr. Greisch is a seasoned leader with years of senior executive and board leadership experience in multiple industries, meets the requirements of all applicable independence standards, and has consistently received greater than 96% support from Carrier shareowners in each of his annual elections to the Carrier Board since joining in 2020.
Our Flexible Approach Allows the Board to Select the Most Effective Leadership Structure for Carrier
Carrier’s policy on the election of the Chairman is simple. Rather than having a fixed position on whether the roles of Chairman and CEO should be separate or combined, our flexible approach allows the Board to select the structure that it believes will provide the most effective leadership and oversight for the company at any given time. Consistent with our Bylaws and Corporate Governance Guidelines, the Board, with the guidance of the Governance Committee, reviews this structure and elects the Chairman on an annual basis. In making this determination, the Board is required to act in the best interests of the shareowners considering the circumstances at the time, and takes into account the following and any other relevant factors: (1) the company’s operating and financial performance; (2) recent or anticipated changes in the CEO role; (3) the effectiveness of the processes and structures for Board interaction with and oversight of management; and (4) the importance of maintaining a single voice in leadership communications and Board oversight, both internally and externally, including with investors.
Our current combined Chairman and CEO role is a reflection of the Board’s determination in 2021 and again in 2022 that David Gitlin is the right person for this role, and that Carrier and its shareowners would not be better served by splitting these positions. The Board continues to believe that the interests of shareowners are best served at present if the roles of Chairman and CEO are combined in Mr. Gitlin for the following reasons:
▪Mr. Gitlin has served as CEO of Carrier since June 2019 and as a director since UTC, renamed Raytheon, completed the Separation.
▪Before joining Carrier, Mr. Gitlin had been a 22-year veteran of UTC and held numerous senior positions, including President & Chief Operating Officer of Collins Aerospace Systems, which in 2019 had annual net sales of $26 billion, and President of UTC Aerospace Systems.
▪Throughout the Separation from UTC, the transformation of Carrier into an independent public company, the COVID-19 pandemic and economic challenges of 2022, Mr. Gitlin demonstrated strong and effective leadership.
▪Mr. Gitlin has the requisite vision, experience and business acumen to lead the Board as well as the company.
▪Mr. Gitlin has fostered a strong working relationship between the Board and management through transparency and receptiveness to new ideas and approaches, active and effective engagement with investors and other stakeholders and by cultivating accessibility to the management team.
▪The combined roles of Chairman and CEO promote decisive, unified leadership as Carrier continues to transform its businesses and operations, and to implement its long-term growth strategy.
▪As detailed under "Lead Independent Director Responsibilities" on page 22, the significant role of Carrier’s Lead Independent Director combined with Mr. Greisch’s leadership experience and gravitas will continue to ensure robust independent oversight of Carrier.

62	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Our Lead Independent Director Role Provides Robust Independent Oversight
The Board designates an independent director to serve as Lead Independent Director when the Chairman is not independent. The authority and responsibilities of the Lead Independent Director, which are explicit in our Corporate Governance Guidelines, essentially mirror those of an independent Chairman and include the following:
▪Working with the Chairman to plan and set the agenda for Board meetings
▪Calling special meetings of the Board and presiding over such meetings when the Chairman is not present
▪Calling and presiding over executive and private sessions of the independent directors
▪Serving as liaison between the independent directors and the Chairman
▪Leading the Board’s annual self-evaluation process jointly with the Chair of the Governance Committee
▪Overseeing the performance evaluation and compensation of the CEO in coordination with the Compensation Committee
▪Facilitating succession planning and management development
▪Engaging with shareowners and significant constituencies having interest in Carrier
▪Fulfilling special assignments at the request of the Board, Chairman or CEO
▪Authorizing the retention of outside advisors and consultants who report directly to the Board on board-wide issues
As described in more detail on ages 2, 3 and 16 of this Proxy Statement, Mr. Greisch is a seasoned leader with years of senior executive and board leadership experience in multiple industries, meets the requirements of all applicable independence standards and has consistently received greater than 96% support from Carrier shareowners in each of his annual elections to the Carrier Board since joining in 2020.
Our Corporate Governance Practices Ensure Robust Independent Oversight, Shareowner Feedback and Board and Management Accountability
In addition to the strong role and significant responsibilities of our Lead Independent Director, robust independent oversight, shareowner feedback, and Board and management accountability are ensured by our Corporate Governance Practices (see "Corporate Governance" beginning on page 20 for additional details), including the following:
▪Our Corporate Governance Guidelines require that a “substantial majority” of directors be independent and, currently, all directors except the Chairman meet the independence requirements of the New York Stock Exchange Listing Standards and Carrier’s Director Independence Policy.
▪The Board’s four standing committees are each chaired by independent directors and are 100% independent.
▪The Board’s independent directors regularly meet in executive session without management present.
▪The full Board and each committee have authority to retain their own independent outside legal, financial or other advisors, as the members deem necessary.
▪The full Board participates in performance management and assessment of itself, the CEO and senior management.
▪Our shareowners enjoy strong shareowner rights, including the right to act by written consent, request a special meeting of shareowners, proxy access (including the ability to nominate director candidates and have those nominees included in our proxy statement), and to elect directors on an annual basis under a majority vote standard.
Conclusion: Our Current Structure Enhances Our Board’s Ability to Govern in the Shareowners' Best Interests
Our Board believes that the decision of who should serve in the roles of Chairman and CEO, and whether these roles should be combined, is the responsibility of the Board. This decision is not appropriately addressed with a “one-size-fits-all” approach that assumes a single leadership structure works at all times. We regularly evaluate the corporate governance structures in place at Carrier, including the roles of Chairman and CEO. While the Board may in the future determine that the interests of Carrier would be best served by separating the roles of Chairman and CEO, the Board believes that, on balance, a combined role at this time best serves our dynamic and successful company and the long-term interests of our shareowners.

The Board of Directors unanimously recommends a vote AGAINST this shareowner Proposal 4.

2023 Proxy Statement	63

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

YOUR VOTE is important
Why Am I Being Provided with These Proxy Materials?
We are providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at our 2023 Annual Meeting of Shareowners and at any postponed or reconvened meeting.

When and Where Is the Annual Meeting?
The 2023 Annual Meeting will be held on April 20, 2023, at 8 a.m. Eastern time, in a virtual-only format.
Who Can Attend the Meeting and Vote?
Shareowners are eligible to attend the 2023 Annual Meeting of Shareowners and vote if they owned shares of Carrier common stock at the close of business on February 28, 2023, which is referred to as the “record date."
May I Vote and Ask Questions In Advance of the Meeting?
Yes. Eligible shareowners may vote in advance of the Annual Meeting via internet and telephone until 11:59 p.m. Eastern time on April 19, 2023, and via mail – please see page 66 for detailed instructions – and may submit questions in advance of the Annual Meeting via internet at www.proxyvote.com until 11:59 p.m. Eastern time on April 19, 2023.
How May I Attend the Meeting?
Eligible shareowners will be able to attend the Annual Meeting virtually, but not in person, by accessing a live audio webcast via internet at www.virtualshareholdermeeting.com/CARR2023. Once on that website, eligible shareowners will need to log in using the control number on their proxy card, voting instruction form or notice regarding the availability of proxy materials. Eligible shareowners may log in at www.virtualshareholdermeeting.com/CARR2023 beginning at 7:45 a.m. Eastern time on April 20, 2023.
How Can I Participate During the Meeting?
We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as shareowners would have at an in-person meeting. Our virtual Annual Meeting will be conducted on the internet via live webcast. Shareowners will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CARR2023, as further described above.
The virtual Annual Meeting format allows shareowners to communicate with Carrier during the Annual Meeting so they can ask questions of Carrier’s management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CARR2023, clicking the Q&A button on your screen and typing your question into the provided text field.
We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, www.carrier.com, as soon as practicable after the Annual Meeting.
Additional information regarding the ability of shareowners to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/CARR2023.

64	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Who can I contact if I have technical difficulties accessing or participating in the Annual Meeting?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/CARR2023. The virtual Annual Meeting platform is fully supported across browsers (Chrome, Edge, Firefox and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong internet connection if you intend to attend and/or participate in the Annual Meeting.
Does the Company Have a Policy Requiring That Directors Attend Annual Meetings?
The company does not have a written policy requiring that directors attend the Annual Meeting, but directors are encouraged to do so unless there is an unavoidable scheduling conflict. This year, while the company is not hosting an in-person meeting, directors are similarly encouraged to participate unless they have a conflict. All of our directors at the time attended the 2022 Annual Meeting, which was held virtually.
What is the Quorum Requirement for the Annual Meeting?
Under the company’s Bylaws, a quorum is required to transact business at the Annual Meeting. The owners of a majority of the outstanding shares of Carrier common stock as of the record date, present either in person or by proxy and entitled to vote, will constitute a quorum. As of the record date, 834,951,499 shares of Carrier common stock were issued and outstanding.

2023 Proxy Statement	65

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
How Do I Vote?
Registered Shareowners

BY THE INTERNET
Before the meeting you can vote online at: www.proxyvote.com.
VOTE BY TELEPHONE
In the United States or Canada, you can vote by using any touch-tone telephone and calling the phone number shown on your voting materials. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.
Internet and telephone voting facilities will be available 24 hours a day until 11:59 p.m. Eastern time on April 19, 2023.
To authenticate your internet or telephone vote, you will need to enter your voter control number as shown on the voting materials you received. If you vote online or by telephone, you do not need to return a proxy card or voting instruction card.

VOTE BY MAIL
You can mail the proxy card or voting instruction form enclosed with your printed proxy materials. Mark, sign and date your proxy card or voting instruction form, and return it in the prepaid envelope we have provided or in an envelope addressed to:
Vote Processing
c/o Broadridge Financial Solutions
51 Mercedes Way
Edgewood, NY 11717
Please allow sufficient time for the delivery of your proxy card if you vote by mail.
VOTE DURING THE ANNUAL MEETING
During the meeting go to www.virtualshareholdermeeting.com/CARR2023 and log in using your voter control number. See page 64 for more information about the virtual meeting.
If you have already voted online, by telephone or by mail, then your vote during the Annual Meeting will supersede your earlier vote.

Beneficial Shareowners
If you own shares in street name through an account with a bank, brokerage firm or other intermediary, then your intermediary will send you printed copies of the proxy materials or provide instructions on how to access proxy materials electronically. You are entitled to direct the intermediary how to vote your shares by following the voting instructions that the intermediary provides to you.

66	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Changing Your Vote
If you are a registered shareowner:

▪If you voted by telephone or the internet, access the method you used and follow the instructions given for revoking a proxy.
▪If you mailed a signed proxy card, mail a new proxy card with a later date, which will override your earlier proxy card.

▪Write to the Carrier Corporate Secretary (see page 69 for contact information) providing your name and account information, but allow sufficient time for delivery.
▪Vote during the virtual Annual Meeting.

If you are a beneficial shareowner, ask your bank, brokerage firm or other intermediary about how to revoke or change your voting instructions.
How Will My Shares Be Voted?
Each share of Carrier common stock is entitled to one vote. Your shares will be voted in accordance with your instructions. In addition, if you have returned a signed proxy card or submitted voting instructions by telephone or the internet, the proxy holders – who are the individuals identified on your proxy card – will have the discretion to vote your shares on any matters not identified in this Proxy Statement that are brought to a vote at the Annual Meeting. Shareowners are not permitted to vote for a greater number of persons for election as directors than the number of nominees named in this Proxy Statement.
If your shares are registered in your name and you sign and return a proxy card or vote by telephone or the internet but do not give voting instructions on a particular matter, the proxy holders will be authorized to vote your shares on that matter in accordance with the Board’s recommendation. If you hold your shares through an account with a broker and do not give voting instructions on a matter, your broker is permitted under NYSE rules to vote your shares in its discretion only on Proposal 3 (Ratify Appointment of Independent Auditor for 2023) and is required to withhold a vote on each of the other Proposals, resulting in a so-called “broker non-vote.” The impact of abstentions and broker non-votes on the overall voting results is shown in the table below.
How Do Voting Abstentions and Broker Non-Votes Affect the Voting Results?

MATTER	VOTE REQUIRED FOR APPROVAL	IMPACT OF ABSTENTIONS	IMPACT OF BROKER NON-VOTES
Election of Directors	Votes FOR a nominee must exceed 50% of the votes cast.	Not counted as votes cast. No impact on outcome.	Not counted as votes cast. No impact on outcome.
Advisory Vote to Approve Named Executive Officer Compensation	Votes FOR the proposal must exceed votes AGAINST it.	Counted as shares present, or represented by proxy and entitled to vote on the matter. Impact is same as a vote AGAINST.	Not counted as shares present, or represented by proxy and entitled to vote on the matter. No impact on outcome.
Ratify Appointment of Independent Auditor for 2023	Votes FOR the proposal must exceed votes AGAINST it.	Counted as shares present, or represented by proxy and entitled to vote on the matter. Impact is the same as a vote AGAINST.	Not applicable for reason explained above.
Shareowner proposal regarding independent board chairman	Votes FOR the proposal must exceed votes AGAINST it.	Counted as shares present, or represented by proxy and entitled to vote on the matter. Impact is same as a vote AGAINST.	Not counted as shares present, or represented by proxy and entitled to vote on the matter. No impact on outcome.

2023 Proxy Statement	67

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
What Happens if a Director in an Uncontested Election Receives More Votes “Against” Than “For” His or Her Election?
In an uncontested election of directors, any nominee for director who is an incumbent director and who receives a greater number of votes cast “Against” than votes “For” his or her election must, under Carrier’s Corporate Governance Principles, promptly tender his or her resignation to the Chair of the Governance Committee following certification of the shareowner vote. The Governance Committee must promptly make a recommendation to the Board about whether to accept or reject the tendered resignation. The director who tendered a resignation may not participate in the Governance Committee’s recommendation or the Board’s consideration.
Under our Corporate Governance Principles, the Board must act on the Governance Committee’s recommendation no later than 90 days after the date of the shareowners’ meeting. Regardless of whether the Board accepts or rejects the resignation, Carrier must promptly file a Report on Form 8-K with the SEC that explains the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation.
If a director’s resignation is accepted, the Governance Committee also will recommend to the Board whether to fill the vacancy or to reduce the size of the Board. Under Carrier’s Bylaws, a vacancy arising in these circumstances may be filled at the discretion of the Board by a majority vote of the directors or at a special meeting of shareowners called by the Board.
Who Counts the Votes?
Broadridge Financial Solutions (“Broadridge”), an independent entity, will tabulate the votes. A representative of Broadridge will act as the independent Inspector of Election for the Annual Meeting and in this capacity will supervise the voting and certify the results.
Broadridge has been instructed to keep the vote of each shareowner confidential, and the vote may not be disclosed except in legal proceedings or for the purpose of soliciting shareowner votes in a contested proxy solicitation.
How May the Company Solicit My Proxy?
Employees of Carrier may solicit proxies on behalf of the Board by mail, email, in person and by telephone. These employees will not receive any additional compensation for these activities. Carrier will bear the cost of soliciting proxies and will reimburse banks, brokerage firms and other intermediaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareowners. Carrier has retained Innisfree M&A Incorporated to assist in soliciting proxies for a fee of $25,000 plus expenses.
Why Did I Receive a Notice of Internet Availability?
To conserve natural resources and reduce costs, we are sending most shareowners a Notice of Internet Availability of Proxy Materials (“Notice”), as permitted by SEC rules. The Notice explains how you can access Carrier’s proxy materials on the internet and, if you prefer, how to obtain printed copies. The Notice also explains how you can choose print delivery of proxy materials for future annual meetings.
How Can I Receive My Proxy Materials Electronically?
To conserve natural resources and reduce costs, we encourage shareowners to access their proxy materials electronically. If you are a registered shareowner, you can sign up at www.computershare-na.com/green to get electronic access to proxy materials for future meetings, rather than receiving them in the mail. Once you sign up, you will receive an email each year explaining how to access Carrier’s Annual Report and Proxy Statement and how to vote online. Your enrollment for electronic access will remain in effect unless you cancel it, which you can do up to two weeks before the record date for any future annual meeting.
If you are a beneficial shareowner, you may obtain electronic access to proxy materials by contacting your bank, brokerage firm or other intermediary, or by contacting Broadridge at www.investordelivery.com.
What Materials Are Mailed to Me When I Share the Same Address as Another Carrier Shareowner?
If you share an address with one or more other Carrier shareowners, you may have received only a single copy of the Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials for your entire household. This practice, known as “householding,” is intended to reduce printing and mailing costs.
If you are a registered shareowner and you prefer to receive a separate Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials this year or in the future, or if you are receiving multiple copies at your address and would like to enroll in “householding” and receive a single copy, please contact Computershare at 1-866-507-8028. Written requests may be sent to Computershare Trust Company, N.A. by mail to P.O. Box 43006, Providence, RI 02940-3006 or by courier delivery to 150 Royall Street, Suite 101, Canton, MA 02021. If you are a beneficial shareowner, please contact your bank, brokerage firm or other intermediary to make your request. There is no charge for separate copies.

68	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Will Any Other Business be Presented at the Annual Meeting?
As of the date of this Proxy Statement, the Board knows of no other matter that will be properly presented for shareowner action at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareowners properly comes before the Annual Meeting, then the individuals acting under the proxies solicited by the Board will have the discretion to vote on those matters for you.
How Do I Submit Proposals and Nominations for the 2024 Annual Meeting?
Shareowner Proposals Included in the Proxy Statement
To submit a shareowner proposal to be considered for inclusion in Carrier’s Proxy Statement for the 2024 Annual Meeting under SEC Rule 14a-8, you must send the proposal to our Corporate Secretary. The Corporate Secretary must receive the proposal in writing by November 8, 2023.
Shareowner Proposals Introduced at the 2024 Annual Meeting
To introduce a proposal for vote at the 2024 Annual Meeting (other than a shareowner proposal included in the Proxy Statement in accordance with SEC Rule 14a-8), Carrier’s Bylaws require that the shareowner send advance written notice to the Carrier Corporate Secretary at the company's principal executive offices (at the address below) for receipt no earlier than December 22, 2023, and no later than January 21, 2024. This notice must include the information specified by Section 1.9 of the Bylaws, a copy of which is available on our website (see page 10).
Director Nominations Submitted for the 2024 Annual Meeting
Carrier’s Bylaws require that a shareowner who wishes to nominate a candidate for election as a director at the 2024 Annual Meeting (other than pursuant to the “proxy access” provisions of Section 1.16 of the Bylaws) must send advance written notice to the Carrier Corporate Secretary at the Company's principal executive offices for receipt no earlier than December 22, 2023, and no later than January 21, 2024. This notice must include the information, documents and agreements specified by Section 1.9 of the Bylaws, a copy of which is available on our website (see page 10).
Director Nominations by Proxy Access
Carrier’s Bylaws require that an eligible shareowner who wishes to have a nominee of that shareowner included in Carrier’s proxy materials for the 2024 Annual Meeting pursuant to the “proxy access” provisions of Section 1.16 of our Bylaws must send advance written notice to the Carrier Corporate Secretary for receipt no earlier than October 9, 2023, and no later than November 8, 2023. This notice must include the information, documents and agreements specified by Section 1.16 of the Bylaws, a copy of which is available on our website (see page 10).
Solicitation of Proxies in Support of Non-Company Director Nominees
To comply with the universal proxy rules, shareowners who intend to solicit proxies in support of director nominees other than the company's nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than February 20, 2024.
How Do I Contact the Corporate Secretary’s Office?
Shareowners may contact Carrier’s Corporate Secretary’s Office in one of the three methods shown below:

WRITE A LETTER	SEND AN EMAIL	CALL

Carrier Corporate Secretary Carrier Global Corporation 13995 Pasteur Boulevard Palm Beach Gardens, FL 33418	corpsec@carrier.com	1-561-365-2335

Our Bylaws and other governance documents are available under the Corporate Responsibility section of the company’s website (see page 10).

2023 Proxy Statement	69

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
OTHER IMPORTANT INFORMATION
Cautionary Note Concerning Factors That May Affect Future Results
This Proxy Statement contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “scenario” and other words of similar meaning in connection with a discussion of future operating or financial performance. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier, Carrier’s plans with respect to our indebtedness, statements with respect to current and future implications of corporate responsibility and sustainability topics and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements.
In addition, our 2022 Annual Report on Form 10-K includes important information as to risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. See the Notes to the Consolidated Financial Statements in our 2022 Annual Report on Form 10-K under the heading “Note 23 – Commitments and Contingent Liabilities,” the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under the headings “Business Overview,” “Results of Operations,” “Liquidity and Financial Condition,” and “Critical Accounting Estimates,” and the section entitled “Risk Factors.” Our 2022 Annual Report on Form 10-K also includes important information as to these factors in the “Business” section under the headings “General,” “Other Matters Relating to Our Business as a Whole,” and in the “Legal Proceedings” section. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise any such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
Corporate Governance Information, Our Code of Ethics and How to Contact the Board
Carrier’s Corporate Governance Principles (and related documents), the charters for each committee, our Code of Ethics and excerpts from our Corporate Policy Manual are available on Carrier’s website provided on page 10. Printed copies will be provided, without charge, to any shareowner upon a request addressed to the Corporate Secretary through the contact information provided on page 69.
Our Code of Ethics applies to all directors and employees, including the principal executive, financial and accounting officers.
Shareowners and other interested persons may send communications to the Board, the Lead Independent Director or one or more independent directors by: (i) using the contact information provided on the Corporate Responsibility section of Carrier’s website (see page 10); (ii) letter addressed to the Carrier Corporate Secretary (see page 69 for contact information); or (iii) using Carrier’s Anonymous Reporting program (contact information is available on Carrier's website provided on page 10). Communications relating to Carrier’s accounting, internal controls, auditing matters or business practices will be reviewed by the Chief Compliance Officer and reported to the Audit Committee pursuant to Carrier’s Corporate Governance Principles. All other communications will be reviewed by the Corporate Secretary and reported to the Board, as appropriate, pursuant to our Corporate Governance Principles.
Transactions With Related Persons
Carrier has a written policy, which is available on our website (see page 10), for the review of transactions with related persons. The Related Person Transactions Policy requires review, approval or ratification of transactions in which Carrier is a participant and in which a Carrier director, executive officer, a beneficial owner of more than 5% of Carrier’s outstanding shares or an immediate family member of any of the foregoing persons has a direct or indirect material interest. Any such transaction must be reported for review by the Corporate Secretary who will, in consultation with the company’s Chief Compliance Officer, assess whether the transaction is a transaction with a related person, as that term is defined under Carrier’s policy. Following this review, the Board’s Governance Committee will then determine whether the transaction can be approved or not, based on whether the transaction is determined to be in, or not inconsistent with, the best interests of Carrier and its shareowners. In making this determination, the Governance Committee takes into consideration, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available in transactions with unaffiliated third parties under the same or similar circumstances and the extent of the related person’s interest in the transaction.

70	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Each director and executive officer completes and signs a questionnaire at the end of each fiscal year to confirm that there are no material relationships or related person transactions between such individuals and Carrier other than those previously disclosed to the company. This ensures that all material relationships and related person transactions are identified, reviewed and disclosed in accordance with applicable policies, procedures and regulations.
Carrier’s policy generally permits the employment of relatives of related persons possessing the requisite skills and qualifications consistent with Carrier’s policies and practices for employing a non-related person in similar circumstances, provided the employment is approved by the Senior Vice President & Chief Human Resources Officer and the Chief Compliance Officer.
William M. Sullivan, an employee of the company, is the son-in-law of John V. Faraci, who served as a member of the Board until April 14, 2022. In 2022, Mr. Sullivan received approximately $229,081 in total compensation, consisting of his salary and participation in employee benefit plans and programs generally made available to employees of similar responsibility levels. Mr. Sullivan's offer of employment was reviewed and approved by the Governance Committee in December 2020 in accordance with Carrier's Related Person Transactions Policy, which is available on our website listed on page 10.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports with the SEC indicating their holdings of, and transactions in, Carrier common stock. Based upon a review of these reports and upon written representations from our directors and executive officers, we believe that in 2022 all reports were timely filed with the SEC.
Incorporation by Reference
In connection with our discussion of director and executive compensation, we have incorporated by reference in this Proxy Statement certain information from Note 14 – Stock-Based Compensation to the Consolidated Financial Statements in Carrier’s 2022 Annual Report on Form 10-K filed with the SEC on February 7, 2023; these are the only portions of such filings that are incorporated by reference in this Proxy Statement.
The company shall deliver, without charge, a copy of Carrier’s 2022 Annual Report on Form 10-K (excluding exhibits) to shareowners who make a request to the Corporate Secretary through the contact information provided on page 69.
Company Names, Trademarks and Trade Names
Carrier Global Corporation and its subsidiaries’ names, abbreviations thereof, logos, and product and service designators are all either the registered or unregistered trademarks or trade names of Carrier Global Corporation and its subsidiaries. Names, abbreviations of names, logos and products and service designators of other companies and organizations are either the registered or unregistered trademarks or trade names of their respective owners. As used herein, the terms “we,” “us,” “our,” “the company” or “Carrier,” unless the context otherwise requires, mean Carrier Global Corporation and its subsidiaries.

2023 Proxy Statement	71

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
APPENDIX A: RECONCILIATION OF GAAP MEASURES TO CORRESPONDING NON-GAAP MEASURES

Operating Profit, Operating Margin and Earnings Per Share

(UNAUDITED)
	FOR THE YEAR ENDED DECEMBER 31, 2022				FOR THE YEAR ENDED DECEMBER 31, 2021
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
Net sales	$20,421	$—		$20,421	$20,613	$—		$20,613

Operating profit	4,515	(1,621)	a	2,894	2,645	174	a	2,819
Operating margin	22.1%			14.2%	12.8%			13.7%

Income from operations before income taxes	4,292	(1,649)	a,b	2,643	2,400	193	a,b	2,593
Income tax expense	(708)	135	c	(573)	(699)	167	c	(532)
Income tax rate	16.5%			21.7%	29.1%			20.5%

Net income attributable to common shareowners	$3,534	($1,514)		$2,020	$1,664	$360		$2,024

Summary of Adjustments:
Restructuring costs		$31	a			$89	a
Amortization of acquired intangibles (1)		50	a			15	a
Acquisition step-up amortization (2)		51	a			5	a
Acquisition-related costs		31	a			2	a
Chubb gain		(1,105)	a			—
Chubb transaction costs		—				43	a
TCC acquisition-related gain (3)		(705)	a			—
Separation costs		—				20	a
Russia/Ukraine asset impairment		4	a			—
Charge resulting from legal matter		22	a			—
Debt extinguishment (gain), net (4)		(28)	b			—
Debt prepayment costs		—				19	b
Total adjustments		($1,649)				$193

Tax effect on adjustments above		$172				($33)
Tax specific adjustments		(37)				200
Total tax adjustments		$135	c			$167	c

Shares outstanding - Diluted	861.2			861.2	890.3			890.3

Earnings per share – Diluted	$4.10			$2.34	$1.87			$2.27

72	Carrier Global Corporation

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
1    Beginning in Q3 2022, we exclude the impact of amortization of acquired intangibles from our non-GAAP financial measures including adjusted operating profit, adjusted net income and adjusted EPS. Amortization of acquired intangibles, a non-cash expense, is unrelated to our core operating performance and amounts can vary significantly depending on the number, timing and size of acquisitions, among other factors. We believe this adjustment provides investors meaningful information to better evaluate our operating performance between periods. Historical periods have been updated to conform with the current period presentation.
2    Amortization of the step-up to fair value of acquired inventory and backlog.
3     The carrying value of our previously held TCC equity investments were recognized at fair value and subsequently adjusted.
4    The company repurchased approximately $1.15 billion of aggregate principal senior notes on March 30, 2022 and recognized a net gain of $33 million and wrote-off $5 million of unamortized deferred financing costs in Interest (expense) income, net.
Free Cash Flow Reconciliation

(UNAUDITED)
	FOR THE YEAR ENDED DECEMBER 31, 2022	FOR THE YEAR ENDED DECEMBER 31, 2021
(IN MILLIONS)
Net cash flows provided by operating activities	$1,743	$2,237
Less: Capital expenditures	353	344
Free cash flow	$1,390	$1,893
Reconciliation of 2022 Incentive Compensation Results

(UNAUDITED)
	FOR THE YEAR ENDED DECEMBER 31, 2022
(IN MILLIONS)	Net Sales	Operating Profit	Free Cash Flow
Adjusted financial results	$20,421	$2,894	$1,390
Performance adjustments:
Constant currency	724	42	31
Acquisitions	(906)	(27)	30
Other items	—	(20)	—
Performance adjusted results	$20,239	$2,889	$1,451
Factors Contributing to Total % Change in Net Sales

(UNAUDITED)
			FOR THE YEAR ENDED DECEMBER 31, 2022 vs. 2021
	HVAC	Refrigeration	Fire & Security	General Corporate Expenses and Eliminations and Other	Consolidated
Organic	12%	—%	5%	—%	8%
FX Translation	(2%)	(6%)	(2%)	—%	(3%)
Acquisitions / Divestitures, net	8%	—%	(38%)	—%	(6%)
Other	—%	—%	—%	—%	—%
Total	18%	(6%)	(35%)	—%	(1%)

2023 Proxy Statement	73

Proxy Summary	Our Company	Proposal 1: Election of Directors	Share Ownership	Proposal 2: NEO Compensation	Audit Matters	Proposal 3: Independent Auditor	Proposal 4: Shareowner Proposal	FAQs	Other Information	Appendix
Use and Definitions of Non-GAAP Financial Measures
Carrier reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”).
We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. The non-GAAP information presented provides investors with additional useful information, but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables in this Appendix. The tables provide additional information as to the items and amounts that have been excluded from the adjusted measures.
Organic sales, adjusted operating profit, adjusted operating margin, adjusted net income, adjusted earnings per share (“EPS”) and adjusted effective tax rate are non-GAAP financial measures.
Organic sales represents consolidated net sales (a GAAP measure), excluding the impact of foreign currency translation, acquisitions and divestitures completed in the preceding twelve months and other significant items of a non-recurring and/or nonoperational nature (hereinafter referred to as “other significant items”).
Adjusted operating profit represents operating profit (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. Adjusted operating margin represents adjusted operating profit as a percentage of net sales (a GAAP measure). Adjusted net income represents net income attributable to common shareowners (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. Adjusted EPS represents diluted earnings per share (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. The adjusted effective tax rate represents the effective tax rate (a GAAP measure), excluding restructuring costs, amortization of acquired intangibles and other significant items. For the business segments, when applicable, adjustments of operating profit and operating margins represent operating profit, excluding restructuring, amortization of acquired intangibles and other significant items.
Free cash flow is a non-GAAP financial measure that represents net cash flows provided by operating activities (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing Carrier’s ability to fund its activities, including the financing of acquisitions, debt service, repurchases of Carrier’s common stock and distribution of earnings to shareowners.
Sales, adjusted operating profit and free cash flow used to determine 2022 annual bonus payments (see "Compensation Discussion and Analysis – Section III: 2022 CEO and NEO Compensation") are non-GAAP measures that are further adjusted for the impact of acquisitions, divestitures, foreign exchange and other items to show changes in our financial results without giving effect to period-to-period fluctuations due to the impact of acquisitions, divestitures, foreign currency exchange rates and other items not included in our established targets.
Management believes that the non-GAAP measures described above are useful in providing period-to-period comparisons of the results of the company’s ongoing operational performance.
When we provide our expectations for organic sales, adjusted operating profit, adjusted operating margin, adjusted effective tax rate, adjusted EPS and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures (expected net sales, operating profit, operating margin, effective tax rate, diluted EPS and net cash flows provided by operating activities) generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, future restructuring costs, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

74	Carrier Global Corporation

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     D95493-P82835            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARRIER GLOBAL CORPORATION

The Board of Directors recommends a vote FOR each of the following director nominees:					The Board of Directors recommends a vote FOR proposals 2 and 3:

1.Election of Directors	For	Against	Abstain			For	Against	Abstain

1a. Jean-Pierre Garnier	☐	☐	☐		2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐

1b. David Gitlin	☐	☐	☐		3. Ratify Appointment of PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2023	☐	☐	☐

1c. John J. Greisch	☐	☐	☐

1d. Charles M. Holley, Jr.	☐	☐	☐		The Board of Directors recommends a vote AGAINST proposal 4:

1e. Michael M. McNamara	☐	☐	☐			For	Against	Abstain

1f. Susan N. Story	☐	☐	☐		4. Shareowner Proposal regarding independent board chairman	☐	☐	☐

1g. Michael A. Todman	☐	☐	☐

1h. Virginia M. Wilson	☐	☐	☐

1i. Beth A. Wozniak	☐	☐	☐

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date	Signature (Joint Owners)	Date

Annual Meeting of Shareowners of Carrier Global Corporation
Thursday, April 20, 2023, 8:00 a.m. Eastern Time
www.virtualshareholdermeeting.com/CARR2023

The purpose of the meeting is to consider the following matters:
1.Election of the Nine Director Nominees Named in the Proxy Statement
2.Advisory Vote to Approve Named Executive Officer Compensation
3.Ratify Appointment of PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2023
4.Shareowner Proposal regarding independent board chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of 2023 Annual Meeting of Shareowners and Proxy Statement and the 2022 Annual Report are available at: www.proxyvote.com

D95494-P82835

PROXY

This Proxy is Solicited on Behalf of the Board of Directors of Carrier Global Corporation.

The undersigned hereby appoints Charles M. Holley, Jr., Michael A. Todman and Virginia M. Wilson, and each of them, each with power of substitution and revocation, as proxies for the undersigned to act and vote at the Annual Meeting of Shareowners of Carrier Global Corporation to be held on April 20, 2023, and at any postponed or reconvened meeting, as directed on this Proxy Card, upon the matters set forth on the reverse side hereof, all as described in the Proxy Statement and, in their discretion, upon any other business that may properly come before said meeting, including an adjournment. If this Proxy Card is properly signed and returned, but does not provide voting instructions, then the votes represented by this Proxy Card will be voted FOR the election of the director nominees, FOR Proposals 2 and 3 and AGAINST Proposal 4.

The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Shareowners or any adjournment or postponement thereof.

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies designated above cannot vote these shares unless you sign and return this Proxy Card.